SECOND AMENDED AND RESTATED

                          CREDIT AND SECURITY AGREEMENT

                                   dated as of

        November 21, 2002 and amended and restated as of January 2, 2004 among

                   COLUMBUS MCKINNON CORPORATION, as Borrower,

                         LARCO INDUSTRIAL SERVICES LTD,

                           COLUMBUS MCKINNON LIMITED,

                          THE GUARANTORS NAMED HEREIN,

                   THE LENDERS PARTY HERETO FROM TIME TO TIME,

               FLEET CAPITAL CORPORATION, as Administrative Agent

                     FLEET NATIONAL BANK, as Issuing Lender,

          CONGRESS FINANCIAL CORPORATION (CENTRAL), Syndication Agent,

           MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS
                 FINANCIAL SERVICES INC., as Documentation Agent

                                       and

                       FLEET SECURITIES, INC., as Arranger

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT.....................1
ARTICLE 1. Definitions........................................................2
         1.1.   DEFINED TERMS.................................................2
         1.2.   CLASSIFICATION OF LOANS AND BORROWINGS.......................42
         1.3.   TERMS GENERALLY..............................................43
         1.4.   ACCOUNTING TERMS; GAAP.......................................43
         1.5.   JOINT AND SEVERAL OBLIGATIONS; DESIGNATED
                  FINANCIAL OFFICERS.........................................43
ARTICLE 2.  The Credits......................................................45
         2.1.   REVOLVING LOANS..............................................45
         2.2.   TERM LOAN....................................................48
         2.3.   CONVERSION OPTIONS...........................................51
         2.4.   DOMESTIC LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT.....53
         2.5.   LOANS AND BORROWINGS; FUNDING OF BORROWINGS..................58
         2.6.   EXPIRATION, TERMINATION OR REDUCTION OF COMMITMENTS..........60
         2.7.   PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF
                  SET-OFFS; COLLECTION.......................................61
         2.8.   PREPAYMENT OF LOANS..........................................66
         2.9.   FEES.........................................................69
         2.10.  INCREASED COSTS..............................................70
         2.11.  TAXES; SETOFF; ETC...........................................71
         2.12.  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS...............73
         2.13.  CHANGE IN DOMESTIC BORROWING BASE, CANADIAN BORROWING
                  BASE AND TERM LOAN BORROWING BASE..........................73
         2.14  CANADIAN FACILITY.............................................74
ARTICLE 3.  Guarantee by Guarantors..........................................75
         3.1.   THE GUARANTEE................................................75
         3.2.   OBLIGATIONS UNCONDITIONAL....................................75
         3.3.   REINSTATEMENT................................................76
         3.4.   SUBROGATION..................................................77
         3.5.   REMEDIES.....................................................77
         3.6.   INSTRUMENT FOR THE PAYMENT OF MONEY..........................77
         3.7.   CONTINUING GUARANTEE.........................................77
         3.8  GENERAL LIMITATION ON AMOUNT OF OBLIGATIONS GUARANTEED.........78
ARTICLE 4.  The Collateral...................................................78
         4.1.   GRANT OF SECURITY INTEREST...................................78
         4.2.   SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF
                  THE CREDIT PARTIES.........................................80
         4.3.   COLLECTION OF PROCEEDS OF ACCOUNTS RECEIVABLE................87
         4.4.   FIXTURES, ETC................................................90
         4.5.   RIGHT OF AGENT TO DISPOSE OF COLLATERAL, ETC.................90
         4.6.   RIGHT OF AGENT TO USE AND OPERATE COLLATERAL, ETC............90
         4.7.   PROCEEDS OF COLLATERAL.......................................91
         4.8.   RELATION TO COLLATERAL DOCUMENTS.............................91

         4.9.   MARSHALLING..................................................92
ARTICLE 5.  Representations and Warranties...................................93
         5.1.   ORGANIZATION; POWERS.........................................93
         5.2.   AUTHORIZATION; ENFORCEABILITY................................93
         5.3.   GOVERNMENTAL APPROVALS; NO CONFLICTS.........................93
         5.4.   FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE...............94
         5.5.   PROPERTIES....................................................95
         5.6.   LITIGATION AND ENVIRONMENTAL MATTERS..........................96
         5.7.   COMPLIANCE WITH LAWS AND AGREEMENTS...........................98
         5.8.   INVESTMENT AND HOLDING COMPANY STATUS.........................98
         5.9.   TAXES.........................................................98
         5.10.  ERISA.........................................................98
         5.11.  DISCLOSURE....................................................99
         5.12.  CAPITALIZATION................................................99
         5.13.  SUBSIDIARIES..................................................99
         5.14.  MATERIAL INDEBTEDNESS, LIENS AND AGREEMENTS..................100
         5.15.  FEDERAL RESERVE REGULATIONS..................................101
         5.16.  SOLVENCY.....................................................101
         5.17.  FORCE MAJEURE................................................101
         5.18.  ACCOUNTS RECEIVABLE..........................................101
         5.19.  LABOR AND EMPLOYMENT MATTERS.................................102
         5.20.  BANK ACCOUNTS................................................103
         5.21.  OBLIGATIONS AS SENIOR DEBT...................................103
         5.22.  SENIOR SUBORDINATED NOTE DOCUMENTS AND SENIOR NOTE
                   DOCUMENTS.................................................103
         5.23.   CERTAIN TRANSACTIONS........................................104
ARTICLE 6.  Conditions.......................................................104
         6.1.   CLOSING DATE.................................................104
         6.2.   EACH EXTENSION OF CREDIT.....................................109
ARTICLE 7.  Affirmative Covenants............................................110
         7.1.   FINANCIAL STATEMENTS AND OTHER INFORMATION...................110
         7.2.   NOTICES OF MATERIAL EVENTS...................................113
         7.3.   EXISTENCE; CONDUCT OF BUSINESS...............................114
         7.4.   PAYMENT OF OBLIGATIONS.......................................114
         7.5.   MAINTENANCE OF PROPERTIES; INSURANCE.........................114
         7.6.   BOOKS AND RECORDS; INSPECTION RIGHTS.........................115
         7.7.   FISCAL YEAR..................................................116
         7.8.   COMPLIANCE WITH LAWS.........................................116
         7.9.   USE OF PROCEEDS..............................................116
         7.10.  CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES..................116
         7.11.  ERISA........................................................116
         7.12.  ENVIRONMENTAL MATTERS; REPORTING AND ASSESSMENTS.............117
         7.13.  MATTERS RELATING TO ADDITIONAL REAL PROPERTY
                  COLLATERAL.................................................117
         7.14.  CASH DEPOSITS/BANK ACCOUNTS..................................118
         7.15.  NEW GUARANTORS...............................................119
         7.16.  PUNCTUAL PAYMENT.............................................119
         7.17.  FURTHER ASSURANCES...........................................119
         7.18.  POST-CLOSING COVENANTS.......................................119

ARTICLE 8.  Negative Covenants...............................................120
         8.1.   INDEBTEDNESS.................................................121
         8.2.   LIENS........................................................122
         8.3.   CONTINGENT LIABILITIES.......................................123
         8.4.   FUNDAMENTAL CHANGES; ASSET SALES.............................123
         8.5.   INVESTMENTS; HEDGING AGREEMENTS..............................125
         8.6.   RESTRICTED JUNIOR PAYMENTS...................................126
         8.7.   TRANSACTIONS WITH AFFILIATES.................................126
         8.8.   RESTRICTIVE AGREEMENTS; RESTRICTIONS ON NEGATIVE
                  PLEDGES AND UPSTREAM LIMITATION............................127
         8.9.   SALE-LEASEBACK TRANSACTIONS..................................127
         8.10.  CERTAIN FINANCIAL COVENANTS..................................127
         8.11.  LINES OF BUSINESS............................................129
         8.12.  OTHER INDEBTEDNESS...........................................129
         8.13.  MODIFICATIONS OF CERTAIN DOCUMENTS; DESIGNATION
                  OF SENIOR DEBT.  ..........................................129
         8.14.  INTENTIONALLY OMITTED........................................129
         8.15.  COLUMBUS MCKINNON FINANCE CORPORATION........................129
ARTICLE 9.  Events of Default................................................130
         9.1.   EVENTS OF DEFAULT............................................130
         9.2.   DISTRIBUTION OF COLLATERAL PROCEEDS..........................134
         9.3.   RECEIVERSHIP.................................................134
ARTICLE 10.  The Agent.......................................................135
         10.1.   APPOINTMENT AND AUTHORIZATION...............................135
         10.2.   AGENT'S RIGHTS AS LENDER....................................136
         10.3.   DUTIES AS EXPRESSLY STATED..................................136
         10.4.   RELIANCE BY AGENT...........................................137
         10.5.   ACTION THROUGH SUB-AGENTS...................................137
         10.6.   RESIGNATION OF AGENT AND APPOINTMENT OF
                   SUCCESSOR AGENT...........................................137
         10.7.   LENDERS' INDEPENDENT DECISIONS..............................138
         10.8.   INDEMNIFICATION.............................................138
         10.9.   CONSENTS UNDER OTHER LOAN DOCUMENTS.........................139
         10.10.  DELINQUENT LENDERS..........................................139
         10.11.  ELECTRONIC COMMUNICATIONS...................................139
ARTICLE 11.  Miscellaneous...................................................140
         11.1.   NOTICES.....................................................140
         11.2.   WAIVERS; AMENDMENTS.........................................141
         11.3.   EXPENSES; INDEMNITY: DAMAGE WAIVER..........................143
         11.4.   SUCCESSORS AND ASSIGNS......................................146
         11.5.   SURVIVAL....................................................151
         11.6.   COUNTERPARTS; INTEGRATION; REFERENCES TO AGREEMENT;
                   EFFECTIVENESS.............................................152
         11.7.   SEVERABILITY................................................152
         11.8.   RIGHT OF SETOFF.............................................152
         11.9.   SUBORDINATION BY CREDIT PARTIES.............................153
         11.10.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE
                   OF PROCESS................................................154
         11.11.  WAIVER OF JURY TRIAL........................................154

         11.12.  HEADINGS AND DRAFTING.......................................155
         11.13.  CONFIDENTIALITY.............................................155
ARTICLE 12.  SECOND AMENDMENT AND RESTATEMENT................................156
         12.1. ..............................................................156
         12.2.   ADDITIONAL REPRESENTATIONS, RATIFICATIONS AND
                   ACKNOWLEDGMENTS AS OF THE SECOND AMENDMENT AND
                   RESTATEMENT EFFECTIVE DATE................................156
         12.3.   ADDITIONAL COVENANT AS OF THE SECOND AMENDMENT
                   AND RESTATEMENT EFFECTIVE DATE............................156

            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT dated as of November 21, 2002 and amended and restated as of January 2, 2004 is by and among COLUMBUS MCKINNON CORPORATION, a New York corporation (the "BORROWER"), LARCO INDUSTRIAL SERVICES LTD, a business corporation organized under the laws of the Province of Ontario, COLUMBUS MCKINNON LIMITED, a business corporation organized under the laws of Canada, the Guarantors named herein, the lenders from time to time party hereto, FLEET CAPITAL CORPORATION, as Administrative Agent, FLEET NATIONAL BANK, as Issuing Lender and FLEET SECURITIES, INC., as Arranger.

         WHEREAS, the Borrower has previously entered into that certain Credit Agreement dated as of March 31, 1998 (as amended, the "ORIGINAL CREDIT AGREEMENT"), among the Borrower, the lenders named therein, and Fleet National Bank, as Agent;

         WHEREAS, pursuant to a certain Assignment and Acceptance, dated November 21, 2002 (the "ASSIGNMENT"), among the Borrower, the lenders party to the Original Credit Agreement, the Administrative Agent and the Lenders party to the Existing Credit Agreement (as defined below), (i) the lenders under the Original Credit Agreement have assigned to the Lenders under the Existing Credit Agreement the outstanding loans and other obligations under the Original Credit Agreement and (ii) the Agent under the Original Credit Agreement has assigned to the Administrative Agent hereunder all of its liens, security interests, and collateral security under the Original Credit Agreement; and

         WHEREAS, the Borrower, Larco Industrial Services Ltd, a business corporation organized under the laws of the Province of Ontario, Columbus McKinnon Limited, a business corporation organized under the laws of Canada, the Guarantors named therein, the lenders from time to time party thereto, Fleet Capital Corporation, as Administrative Agent, Fleet National Bank, as Issuing Lender and Fleet Securities, Inc., as Arranger. have previously entered into that certain Amended and Restated Credit and Security Agreement, dated as of November 21, 2002 (as amended, by the First Amendment, dated as of June 5, 2003 and the Second Amendment, dated as of July 21, 2003, the "EXISTING CREDIT AGREEMENT"), which Existing Credit Agreement amended and restated the Original Credit Agreement and, together with the Loan Documents (as defined therein) evidenced the rights, obligations, liens, security interests, and collateral security assigned pursuant to the Assignment.

         WHEREAS, immediately prior to the Second Amendment and Restatement Effective Date (defined below), certain of the Lenders party to the Existing Credit Agreement have assigned their rights and obligations under the Existing Credit Agreement to certain of the other Lenders pursuant to that certain Assignment and Acceptance, dated January 2, 2004.

         WHEREAS, it is the intention and desire of the parties that the loans and other obligations under the Existing Credit Agreement be amended and restated as set forth herein such that the obligations of the Credit Parties and the rights, liens, security interests, and collateral security of the Administrative Agent and the Lenders thereunder shall hereafter be evidenced by this Agreement and the other Loan Documents referred to herein.

         NOW, THEREFORE, the parties agree that, effective as of the Second Amendment and Restatement Effective Date, the Existing Credit Agreement shall be amended and restated as set forth herein.

         The parties hereto agree as follows:

                                   ARTICLE 1.
                                   DEFINITIONS

         1.1. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

         "ACCOUNTS RECEIVABLE/LOAN RECONCILIATION REPORT" means a certificate signed by a Designated Financial Officer in substantially the form of EXHIBIT B-3 hereto.

         "ACCUMULATED OTHER COMPREHENSIVE GAIN (OR LOSS)" means "accumulated other comprehensive gain (or loss)" as defined under GAAP.

         "ADDITIONAL MORTGAGE" has the meaning assigned to such term in subsection 7.13(a).

         "ADDITIONAL MORTGAGED PROPERTY" means any Real Property Asset that is now owned or leased, or hereinafter acquired or leased, by the Credit Parties, on which the Agent determines to acquire a Mortgage following the Closing Date.

         "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Agent.

         "ADVANCE REQUEST" means a written request signed by a Designated Financial Officer for a Borrowing in accordance with subsection 2.1(b), in substantially the form of EXHIBIT B-4 annexed hereto or such other form acceptable to the Agent.

         "AFFILIATE" means, with respect to a specified Person, another Person that Controls or is Controlled by or is under common Control with the Person specified. Notwithstanding anything herein to the contrary, in no event shall the Agent or any Lender be considered an "Affiliate" of any Credit Party.

         "AGENT"  means  Fleet  Capital   Corporation   in  its   capacities  as
administrative agent for the Lenders hereunder.

         "AGENT'S OFFICE" means One Federal Street, Boston, Massachusetts 02110.

         "AGREEMENT" means this Amended and Restated Credit and Security Agreement, including the Schedules and Exhibits hereto, as from time to time amended and supplemented in accordance with the term hereof.

         "APPLICABLE MARGIN" means, for any Type of Loans (a) for the Initial Payment Period (as defined below) the following percentages per annum:


----------------------------------------------------------------------------
                         APPLICABLE MARGIN (% PER ANNUM)
----------------------------------------------------------------------------
                              REVOLVING LOANS             TERM LOANS
------------------------- ------------------------ -------------------------
              SENIOR
             LEVERAGE        LIBOR      BASE RATE     LIBOR       BASE RATE
  LEVEL       RATIO        RATE LOANS     LOANS     RATE LOANS      LOANS
--------- --------------- ------------ ----------- ------------ ------------
    I        >=3.00:1        3.00%        1.75%       3.50%        2.25%
--------- --------------- ------------ ----------- ------------ ------------
   II      => 2.00:1 and     2.75%        1.50%       3.25%        2.00%
              <3.00:1
--------- --------------- ------------ ----------- ------------ ------------
   III       < 2.00:1        2.50%        1.25%       3.00%        1.75%
--------- --------------- ------------ ----------- ------------ ------------


and (b) for any Payment Period (as defined below) other than the Initial Payment Period, the respective rates indicated below for Loans of such Type opposite the applicable Senior Leverage Ratio indicated below (or as provided in the final paragraph of this definition, for part of a Payment Period):


----------------------------------------------------------------------------
                         APPLICABLE MARGIN (% PER ANNUM)
----------------------------------------------------------------------------
                              REVOLVING LOANS             TERM LOANS
------------------------- ------------------------ -------------------------
              SENIOR
             LEVERAGE        LIBOR      BASE RATE     LIBOR      BASE RATE
  LEVEL        RATIO       RATE LOANS     LOANS     RATE LOANS     LOANS
--------- --------------- ------------ ----------- ------------ ------------

     I       =>3.00:1        2.75%        1.50%       3.25%        2.00%
--------- --------------- ------------ ----------- ------------ ------------
    II     => 2.50:1 and     2.50%        1.25%       3.00%        1.75%
              <3.00:1
--------- --------------- ------------ ----------- ------------ ------------
    III    => 2.00:1 and     2.25%        1.00%       2.75%        1.50%
              <2.50:1
--------- --------------- ------------ ----------- ------------ -------------
   IV        < 2.00:1        2.00%        .75%        2.50%        1.25%
--------- --------------- ------------ ----------- ------------ ------------


         For purposes hereof, a "PAYMENT PERIOD" means (i) initially, the period commencing on the Second Amendment and Restatement Effective Date to and including the third Business Day after the date of delivery of the financial statements required by subsection 7.1(b) and the Compliance Certificate required by subsection 7.1(e) for the fiscal period of the Credit Parties ended March 31, 2004 (the "INITIAL PAYMENT PERIOD"), and (ii) thereafter, the period commencing on the day immediately succeeding the last day of the prior Payment Period to but not including the third Business Day after the earlier of (x) the due date of the next Compliance Certificate required to be delivered by the Borrower to the Agent pursuant to subsection 7.1(e) concurrently with the delivery by the Borrower of the financial statements required by subsection 7.1(b), or (y) the date of the actual receipt by the Agent of such Compliance Certificate. Subject to and in accordance with the final paragraph of this definition, the Applicable Margin shall be effective for each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period).

         The Applicable Margin for any Payment Period shall be determined on the basis of the Compliance Certificate required to be delivered to the Agent pursuant to subsection 7.1(e) concurrently with the delivery by the Borrower of the corresponding financial statements required by subsection 7.1(b), setting forth, among other things, a calculation of the Senior Leverage Ratio as at the last day of the fiscal quarter immediately preceding such Payment Period.

         Anything in this Agreement to the contrary notwithstanding, the Applicable Margin shall be the rates applicable to Level I in the table above if the Compliance Certificate required to be delivered by subsection 7.1(e) and the financial statements required by subsection 7.1(b), respectively, shall not be delivered within three (3) Business Days after the same shall be due (but only with respect to the portion of such Payment Period prior to the delivery of such certificate).

         "APPLICABLE PERCENTAGE" means the percentage of the total Commitments or Loans of all Classes hereunder represented by the aggregate amount of such Lender's Commitments or Loans of all Classes hereunder.

         "APPLICABLE RECIPIENT" has the meaning assigned to such term in subsection 2.7(f).

         "APPRAISED VALUE" means the fair market value of any Real Property Assets determined by the most recent appraisal performed by a qualified independent appraiser, in form and substance acceptable to the Agent.

         "APPROVED FUND" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "APPROVED RESTRUCTURING CHARGES" means cash restructuring charges incurred by the Borrower and/or its Subsidiaries and approved by the Agent up to an amount not to exceed $4,500,000 in the aggregate from the Closing Date to the second anniversary of the Closing Date (of which no more than $2,300,000 shall be paid in cash by the Borrower and/or its Subsidiaries from September 30, 2002 through March 31, 2003); PROVIDED however, no more than $2,000,000 in cash restructuring charges for any one facility, plant or other Property shall constitute Approved Restructuring Charges.

         "ARRANGER" means Fleet Securities, Inc.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.4), and accepted by the Agent, in the form of EXHIBIT E annexed hereto or any other form approved by the Agent which complies with the provisions of Section 11.4.

         "ASSIGNMENTS OF MORTGAGE" means the several Assignments of Mortgage, made in favor the Agent, upon certain of the Real Property Assets of the Credit Parties set forth in SCHEDULE 1.1, in the form and substance acceptable to the Agent.

         "ASSIGNMENT OF SECURITY INTEREST IN COPYRIGHTS" means the Assignment of Security Interest in Copyrights, made by Fleet National Bank, as Agent under the Original Credit Agreement, in favor of the Agent, in the form and substance acceptable to the Agent.

         "ASSIGNMENTS OF SECURITY INTEREST IN PATENTS" means the several Assignments of Security Interest in Patents, made by Fleet National Bank, as Agent under the Original Credit Agreement, in favor of the Agent, in the form and substance acceptable to the Agent.

         "ASSIGNMENTS OF SECURITY INTEREST IN TRADEMARKS" means the several Assignments of Security Interest in Trademarks, made by Fleet National Bank, as Agent under the Original Credit Agreement, in favor of the Agent, in the form and substance acceptable to the Agent.

         "AUDUBON EUROPE" means Audubon Europe S.A.R.L, a company duly founded and validly existing under the laws of Luxembourg.

         "AVAILABLE FUNDS" means all deposits in the Controlled Accounts which have been made by 2:00 p.m., Boston, Massachusetts time, on a Business Day, or such later time as the Agent and the Cash Management Bank shall have expressly consented to.

         "BASE RATE" means the higher of (i) the variable annual rate of interest so designated from time to time by Fleet National Bank as its "prime rate", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "Federal Funds Effective Rate" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the

Agent from three funds brokers of recognized standing selected by the Agent. Changes in the Base Rate resulting from any changes in Fleet National Bank's "prime rate" shall take place immediately without notice or demand of any kind.

         "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

         "BORROWER" means Columbus McKinnon Corporation, a New York corporation.

         "BORROWING" means Loans of a particular Class of the same Type, made, converted or continued on the same date and, in the case of LIBOR Rate Loans, as to which a single LIBOR Interest Period is in effect.

         "BORROWING BASE CERTIFICATE" means a certificate signed by a Designated Financial Officer certifying the amount of the Domestic Borrowing Base and Canadian Borrowing Base as of the date set forth therein, in substantially the form of EXHIBIT B-1 hereto.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in Boston, Massachusetts are authorized or required by law to remain closed; PROVIDED that, when used in connection with a LIBOR Rate Loan, the term "BUSINESS DAY" shall also exclude any day on which banks are not open for dealings in U.S. dollar deposits in the London interbank market.

         "CANADIAN BORROWERS" means, collectively, Larco Industrial Services Ltd., a business corporation organized under the laws of the Province of Ontario and Columbus McKinnon Limited, a business corporation organized under the laws of Canada.

         "CANADIAN BORROWING AMOUNT" means the least of (i) the Canadian Borrowing Base, (ii) the Canadian Sublimit and (iii) the Dollar Equivalent of all loans and other advances outstanding under the Canadian Facility.".

         "CANADIAN BORROWING BASE" means, at the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Certificate delivered to the Agent and the Lenders pursuant to subsection 7.1(f) which is equal to the Dollar Equivalent sum of:

          (a)  85% of Eligible Accounts of the Canadian Borrowers, PLUS

          (b) 40% of the lower of cost or fair market value of Eligible Inventory of the Canadian Borrowers; PROVIDED, that in no event shall the SUM of (i) the amount of the Domestic Borrowing Base comprised of Eligible Inventory of the Borrower and its Domestic Subsidiaries which are Guarantors, plus (ii) the amount of the Canadian Borrowing Base comprised of Eligible Inventory of the Canadian Borrowers, exceed $25,000,000 at any time, PLUS

          (c)  60% of the Appraised  Value of the Canadian Real Property,  MINUS

          (d) the Environmental Reserve allocable to the Canadian Borrowing Base (in the Agent's discretion); MINUS

          (e)  reserves  for  foreign  exchange  and  interest  rate  derivative exposure and such other reserves as the Agent in its sole discretion shall deem appropriate from time to time, including without limitation, such reserve for amounts owing by any Canadian Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of such Canadian Borrower, including Prior Claims, landlord, bailee and customs claims which are not subordinated to the satisfaction of Agent, and Eligible Inventory of such Canadian Borrower subject to rights of suppliers under Section 81.1 of the Bankruptcy and Insolvency Act (Canada);

The Canadian Borrowing Base shall be calculated in U.S Dollars and Canadian dollars. In determining the Canadian Borrowing Base from time to time, the Agent may, but shall not be required to, rely upon reports or analyses generated by the Borrower (including, without limitation, Borrowing Base Certificates/Collateral Update Certificates) and reports or analyses generated by or on behalf of the Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, the Agent may in its sole discretion at any time and from time to time, subject to subsections 11.2(b)(xi)) and (b)(xii), adjust the percentages of Eligible Accounts or Eligible Inventory, change eligibility criteria contained in the definitions of Eligible Accounts or Eligible Inventory, and change and/or establish reserves (such reserves to be standard and customary for facilities of this nature) taken in respect of Eligible Inventory and Eligible Accounts from time to time based upon the results of any appraisals or other sources of information which demonstrate in the Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the Canadian Borrowers and/or the marketability or composition of inventory of the Canadian Borrowers and/or other market changes affecting the value of accounts or inventory comprising the Canadian Borrowing Base.

         "CANADIAN COMMITMENT LETTER" means that certain Commitment Letter, between the Canadian Lender and the Canadian Borrowers pursuant to which the Canadian Lender has agreed to provide a revolving credit facility to the Canadian Borrowers.

         "CANADIAN EXCESS AMOUNT" means, as of any date of determination thereof, an amount in Dollars equal to the result of (a) the Dollar Equivalent of all loans and other advances outstanding under the Canadian Facility MINUS the Canadian Borrowing Base.

         "CANADIAN FACILITY" means the facility provided by the Canadian Lender to the Canadian Borrowers, subject to Section 2.14 hereof.

         "CANADIAN INTERCREDITOR AGREEMENT" means an intercreditor agreement, in form and substance satisfactory to the Agent, between the Agent and the Canadian Lender, with respect to the Canadian Facility.

         "CANADIAN LENDER" means The Bank of Nova Scotia, a chartered bank under the laws of Canada, or such other or successor lender(s) approved by the Agent that shall be providing the Canadian Facility to the Canadian Borrowers.

         "CANADIAN LETTER OF CREDIT" has the meaning assigned to such term in subsection 2.14(a).

         "CANADIAN LOAN DOCUMENTS" means, collectively, the Canadian Intercreditor Agreement, Debentures, the Canadian Security Agreement, the Canadian Patent and Trademark Agreements, the Canadian Commitment Letter, the Canadian Letter of Credit and all other instruments and documents, including without limitation PPSA financing statements, and the like, required to be executed or delivered pursuant to this Agreement or any Canadian Loan Document.

         "CANADIAN REAL PROPERTY" means the real property located at 107 and 445 Brook Road North, Coburg, Ontario, Canada K9A 9W5 and 863 and 871 Arvin Avenue, Hamilton, Ontario, L8E SN8 and owned by the Canadian Borrowers, so long as such property shall be subject to a First Priority Lien in favor of the Agent.

         "CANADIAN PATENT AND TRADEMARK AGREEMENTS" means the several patent and trademark agreements, made by the Credit Parties in favor of the Agent, in form and substance satisfactory to the Agent.

         "CANADIAN SECURITY AGREEMENT" means the security agreement, made by the Credit Parties in favor of the Agent, to be governed by Ontario law, in form and substance satisfactory to the Agent.

         "CANADIAN SUBLIMIT" has the meaning assigned to such term in subsection 2.14(a).

         "CAPITAL EXPENDITURES" means, for any period, the sum for the Borrower and its consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the aggregate amount of expenditures made or liabilities incurred during such period (including the aggregate amount of Capital Lease Obligations incurred during such period) to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) computed in accordance with GAAP; PROVIDED that such term shall not include any such expenditures in connection with any replacement or repair of Property affected by a Casualty Event.

         "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CAPITAL STOCK" means (a) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (b) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person and any and all warrants, rights or options to purchase any of the foregoing.

         "CASH MANAGEMENT BANK" means Fleet National Bank.

         "CASUALTY EVENT" means, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

         "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the Closing Date, (b) any change after the Closing Date in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority or (c) compliance by any Lender or the Issuing Lender (or, for purposes of subsection 2.10(b), by any lending office of such Lender or by such Lender's or the Issuing Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law), other than a request or directive to comply with any law, rule or regulation in effect on the Closing Date, of any Governmental Authority made or issued after the Closing Date.

         "CHANGE OF CONTROL" means each occurrence of any of the following:

         (a) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of at least a majority of the directors of the Borrower then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Borrower;

         (b) any Person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act), directly or indirectly, of twenty-five percent (25%) or more of the outstanding shares of Capital Stock of the Borrower;

         (c) the Borrower shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each other Credit Party, free and clear of all Liens (other than any Liens granted hereunder and Permitted Liens);

         (d) except as permitted hereunder, (i) any Credit Party consolidates with or merges into another entity or conveys, transfers or leases all or substantially all of its properties and assets to another Person, or (ii) any entity consolidates with or merges into any Credit Party in a transaction pursuant to which the outstanding voting Capital Stock of such Credit Party is reclassified or changed into or exchanged for cash, securities or other property, other than any such transaction described in this clause (ii) in which either (A) in the case of any such transaction involving the Borrower, no Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) has, directly or indirectly, acquired beneficial ownership of more than 25% of the aggregate outstanding voting Capital Stock of the Borrower or (B) in the case of any such transaction involving a Credit Party other than the Borrower, the Borrower has beneficial ownership of 100% of the aggregate voting power of all Capital Stock of the resulting, surviving or transferee entity; or

         (e)     a "Change of Control" shall occur under the Senior Subordinated
Note Indenture or the Senior Note Indenture.

         "CLASS" when used in reference to any Loan, Borrowing or Commitment, refers to whether such Loan, the Loans comprising such Borrowing or the Loans that the a Lender holding such Commitment is obligated to make, are Revolving Loans, or a Term Loan.

         "CLOSING DATE" means November 21, 2002, the closing date of the Existing Credit Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COLLATERAL" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Credit Party upon which a Lien is granted or purported to be granted by such Credit Party as security for all or any part of the Obligations.

         "COLLATERAL DOCUMENT" means any Patent Agreement, any Trademark Agreement, any Assignment of Security Interest in Patents, any Assignment of Security Interest in Trademarks, any Assignment of Security Interest in Copyright, any Pledge Agreement, any Assignment of Mortgage, any Mortgage, any Copyright Mortgage, any Lockbox Agreement, any Control Agreement, any Canadian Patent and Trademark Agreement, any Canadian Security Agreement, and all other instruments and documents, including without limitation any Uniform Commercial Code financing statements, and the like, required to be executed or delivered pursuant to this Agreement or any Collateral Document.

         "COLLATERAL UPDATE CERTIFICATE" means a certificate signed by a Designated Financial Officer, in substantially the form of EXHIBIT B-2 annexed hereto.

         "COMMITMENTS" means (a) for all Lenders, the aggregate of the Total Revolving Credit Commitment and Total Term Loan Commitment, and (b) for each

Lender the aggregate of such Lender's Revolving Credit Commitment and Term Loan Commitment.

         "COMPLIANCE CERTIFICATE" means a certificate signed by a Designated Financial Officer, in substantially the form of EXHIBIT D annexed hereto, (a) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (b) setting forth reasonably detailed calculations demonstrating compliance with Section 8.10, and (c) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 5.4 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

         "CONTINGENT   OBLIGATION"  means,  with  respect  to  any  Person,  any
obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (c) any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or
(B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, however, that the term "Contingent Obligation" shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

         "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto. A Person who owns or holds Capital Stock, beneficial interests or other securities representing five percent (5%) or more of the Total Voting Power of another Person shall be deemed, for purposes of this Agreement, to "control" such other Person.

         "CONTROL AGREEMENT" means, with respect to any Controlled Account, an agreement in accordance with subsection 4.3(b), in form and substance satisfactory to the Agent, executed and delivered by the Credit Parties, the depository institution at which such Controlled Account is maintained and the Agent on the Closing Date and thereafter in accordance with Section 7.14, as such agreement may be amended, supplemented or otherwise modified from time to time.

         "CONTROLLED   ACCOUNT"  has  the  meaning  assigned  to  such  term  in
subsection 4.3(a).

         "CONVERSION REQUEST" means a notice given by the Borrower to the Agent of the Borrower's election to convert or continue a Loan in accordance with
Section 2.3.

         "COPYRIGHTS" means all copyrights, whether statutory or common law, owned by or assigned to the Credit Parties, and all exclusive and nonexclusive licenses to the Credit Parties from third parties or rights to use copyrights owned by such third parties, including, without limitation, the registrations, applications and licenses listed on SCHEDULE 5.5 hereto, along with any and all
(a) renewals and extensions thereof, (b) income, royalties, damages, claims and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past, present or future
infringements   thereof,  (c)  rights  to  sue  for  past,  present  and  future infringements thereof, and (d) foreign copyrights and any other rights corresponding thereto throughout the world.

         "COPYRIGHT MORTGAGE" means any Memorandum of Grant of Security Interest in Copyrights, made by the applicable Credit Party in favor of the Agent and in substantially the form of EXHIBIT I.

         "CREDIT  PARTIES"   means  the U.S.  Credit  Parties  and the  Canadian
Borrowers.


         "DEBENTURE" means any debenture made by a Credit Party in favor of the Agent, for the benefit of the Agent and the Lenders, in form and substance satisfactory to the Agent, securing the Obligations.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "DELINQUENT LENDER" has the meaning assigned to such term in Section 10.10.

         "DESIGNATED FINANCIAL OFFICER" means an individual holding one or more of the following offices with the Borrower or otherwise having executive responsibilities for financial matters and listed in SCHEDULE 1.5 hereto: chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller.

         "DETERMINED VALUE" means, at the relevant time of reference thereto, the appraised value of Eligible Fixed Assets on an orderly liquidation basis determined by the most recent appraisal thereof conducted pursuant to subsection

7.6. To the extent that any Eligible Fixed Asset is encumbered by a lien or encumbrance which is a Permitted Lien not securing the Obligations, the amount of the Indebtedness secured by such lien or encumbrance shall be deducted from the value determined in accordance with the immediately preceding sentence of this definition of "Determined Value".

         "DISCLOSED MATTERS" means the actions, suits and proceedings and the environmental matters disclosed in SCHEDULE 5.6.

         "DISPOSITION" means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of inventory in the ordinary course of business on ordinary business terms.

         "DOLLAR EQUIVALENT" means, on any particular date, with respect to any amount denominated in U.S. Dollars, such amount of U.S. Dollars, and with respect to any amount denominated in a currency other than U.S. Dollars, the amount (as conclusively ascertained by the Agent absent manifest error) of U.S. Dollars which could be purchased by the Agent with such amount or currency (in accordance with its normal banking practices) in the applicable foreign currency deposit markets with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (Boston time) on such date.

         "DOMESTIC BORROWING BASE" means, at the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Borrowing Base Certificate delivered to the Agent and the Lenders pursuant to subsection 7.1(f) which is equal to the sum of:

          (a) 85% of Eligible Accounts of the Borrower and its Domestic Subsidiaries which are Guarantors, PLUS

          (b) 40% of the lower of cost or fair market value of Eligible Inventory of the Borrower and its Domestic Subsidiaries which are Guarantors, PROVIDED, that in no event shall the SUM of (i) the amount of the Domestic Borrowing Base comprised of Eligible Inventory of the Borrower and its Domestic Subsidiaries which are Guarantors PLUS (ii) the amount of the Canadian Borrowing Base comprised of Eligible Inventory of the Canadian Borrowers, exceed $25,000,000 at any time, MINUS

          (c) the Environmental Reserve allocable to the Domestic Borrowing Base (in the Agent's discretion); MINUS

          (d) reserves for foreign exchange and interest rate derivative exposure and such other reserves as the Agent in its sole discretion shall deem appropriate from time to time.

         In determining the Domestic Borrowing Base from time to time, the Agent may, but shall not be required to, rely upon reports or analyses generated by the Borrower (including, without limitation, Borrowing Base Certificates and Collateral Update Certificates) and reports or analyses generated by or on behalf of the Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, the Agent may in its sole discretion at any time and from time to time, subject to subsections 11.2(b)(xi)) and (b)(xii), adjust the percentages of Eligible Accounts or of Eligible Inventory, change eligibility criteria contained in the definitions of Eligible Accounts or Eligible Inventory, and change and/or establish reserves (such reserves to be standard and customary for facilities of this nature) taken in respect of Eligible Inventory and Eligible Accounts from time to time based upon the results of any appraisals or other sources of information which demonstrate in the Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the Borrower or any Domestic Subsidiary and/or the marketability or composition of inventory of the Borrower or any Domestic Subsidiary and/or other market changes affecting the value of accounts or inventory comprising the Domestic Borrowing Base.

         "DOMESTIC EXCESS AVAILABILITY" means, as of any date of determination thereof, the result of:

         (a)      Domestic Gross Availability at such time, MINUS

         (b)      Domestic Revolving Credit Exposure at such time, MINUS

         (c)      the Canadian Excess Amount at such time.

         "DOMESTIC GROSS AVAILABILITY" means, as of any date of determination thereof, the lesser of:

         (a)      the Domestic Borrowing Base at such time, and

         (b)      the Domestic Revolving Credit Commitment at such time.

         "DOMESTIC LC DISBURSEMENTS" means a payment made by the Issuing Lender pursuant to a Domestic Letter of Credit.

         "DOMESTIC LC EXPOSURE" means, at any time, the sum of (a) 100% of the aggregate undrawn amount of all outstanding standby and documentary Domestic Letters of Credit at such time, plus (b) the aggregate amount of all Domestic LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time.

         "DOMESTIC LETTERS OF CREDIT" has the meaning assigned to such term in subsection 2.4(a)(i).

         "DOMESTIC REVOLVING CREDIT COMMITMENT" means, at any time, the Total Revolving Credit Commitment at such time, MINUS the Dollar Equivalent of the aggregate amount available to be drawn under the Canadian Letter of Credit.

         "DOMESTIC REVOLVING CREDIT EXPOSURE" means, at any time, the Total Revolving Credit Exposure MINUS the Dollar Equivalent of the aggregate amount available to be drawn under the Canadian Letter of Credit.

         "DOMESTIC SUBSIDIARY" means, at any time, any Subsidiary of the Borrower organized under the laws of the United States of America or any State thereof, including any Subsidiary of the Borrower listed in SCHEDULE 1.6 hereto.

         "DRAWDOWN DATE" means the date on which any Revolving Loan or Term Loan is made or is to be made, and the date on which any Revolving Loan is converted or continued in accordance with Section 2.3.

         "EBITDA" means, for any period and without duplications, (a) the net income of the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP) for such period, PLUS (b) to the extent deducted in calculating net income without duplication (i) income taxes accrued during such period, (ii) Interest Expense during such period, (iii) depreciation, amortization and other Non-Cash Charges accrued for such period, (iv) Approved Restructuring Charges incurred during such period, (v) only for the purposes of the calculation of EBITDA for any period ending on or prior to December 31, 2004, up to $1,250,000, in actual cash losses incurred by the Borrower and its Subsidiaries during such period in connection with the dispostion of the Lister Chain & Forge division of the Borrower and (vi) only for the purposes of the calculation of EBITDA for any period ending on or prior to December 31, 2004, up to $2,000,000, in actual cash losses incurred by the Borrower and its Subsidiaries during such period in connection with the dispostion of the Positech division of the Borrower, MINUS (c) to the extent such items were added in calculating net income (i) extraordinary gains during such period, (ii) gains from any Casualty Event, Disposition, or discontinued operation during such period, and (iii) interest and other income (excluding interest and other income related to CM Insurance Company, Inc.) during such period.

         "ELECTRONIC  COMMUNICATIONS"  has the meaning  assigned to such term in
Section 10.11.

         "ELIGIBLE ACCOUNTS" means (a) the aggregate face amount of the accounts receivable outstanding and owed to any Credit Party as determined in accordance with GAAP consistently applied and as entered on the books and records of such Credit Party in the ordinary course of the business operations of such Credit Party, MINUS (b) without duplication, the aggregate amount of any returns, discounts (which may, at the Agent's option, be calculated on the shortest term offered by such Credit Party), claims, credits, debit memoranda, customer deposits, chargebacks, contra accounts, allowances or excise taxes of any nature (whether issued, owing, granted or outstanding), and which satisfy each of the requirements set forth below:

                  (i) the subject goods have been sold and/or services have been rendered on an absolute sale basis and on an open account basis to an account debtor which is not (A) a Governmental Authority or other Person such that the Assignment of Claims Act (or other similar legal or regulatory requirement) would apply to the pledge of receivables of such account debtor, unless the Assignment of Claims Act (or such other legal or regulatory requirement) has been complied with to the satisfaction of the Agent or (B) an Affiliate of such Credit Party;

                  (ii) an invoice (in form and substance acceptable to the Agent) has been sent to the applicable account debtor and bears an invoice date contemporaneous with or later than the date of sale of such goods or rendering of such service;

                  (iii) the account receivable does not arise from a sale to the account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-assignment, sale-on-appraisal, consignment or any other repurchase or return basis;

                  (iv) the account is not evidenced by chattel paper or an instrument of any kind, and has not been reduced to judgment;

                  (v) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind;

                  (vi) the account debtor is credit worthy and not experiencing financial difficulties that could affect the collectability of the account;

                  (vii) the account debtor is an entity organized under the laws of one of the United States or one of the provinces of Canada whose main office is also located within the United States including Puerto Rico as within the United States or Canada, or, if the account debtor is not such an entity organized and located within the United States or Canada, the account is supported by a letter of credit issued or confirmed by a bank acceptable to the Agent or by other credit enhancements, in each case in form and substance satisfactory to the Agent;

                  (viii) the account receivable is a valid and legally enforceable obligation of the account debtor thereunder, it is not subject to recoupment, offset (other than discount for prompt payment) or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder;

                  (ix) the account receivable is not subject to any Lien of any kind except for the Lien of the Agent securing the obligations of such Credit Party under this Agreement and the Liens permitted hereunder;

                  (x) the account receivable has not remained outstanding in whole or in part for more than sixty (60) days after the due date (invoiced in accordance with the Borrower's usual and customary terms as in effect on the Closing Date);

                  (xi) the account receivable does not arise out of a transaction (direct or indirect) with an employee, officer, agent, director or stockholder of such Credit Party or any Affiliate of such Credit Party;

                  (xii) the account receivable is not owing from an account debtor from whom fifty percent (50%) or more of the dollar amount of all accounts receivable are deemed ineligible under clause (x) above;

                  (xii) the account receivable constitutes Collateral in which the Agent has a First Priority Lien securing the Obligations of such Credit Party under this Agreement;

                  (xiv) such Credit Party has not made an agreement with the account debtor to extend the time of payment of the subject account receivable;

                  (xv) the account debtor is not located in Minnesota (or any other jurisdiction which adopts a statute or other requirement with respect to which any Credit Party that obtains business from within such jurisdiction or is otherwise subject to such jurisdiction's tax law must file a "Business Activity Report" (or other applicable report) or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts or arising under such jurisdiction's laws); PROVIDED, that accounts receivable which would be Eligible Accounts but for the terms of this clause (xv) shall nonetheless be deemed to be Eligible Accounts if such Credit Party has filed a "Business Activity Report" (or other applicable report) with the applicable state office or is qualified to do business in such jurisdiction and, at the time the account receivable was created, was qualified to do business in such jurisdiction or had on file with the applicable state office a current "Business Activity Report" (or other applicable report);

                  (xvi) the account receivable is (x) with respect to accounts receivable included in the Domestic Borrowing Base, denominated in U.S Dollars and (y) with respect to accounts receivable included in the Canadian Borrowing Base, denominated in Canadian Dollars;

                  (xvii) the account receivable does not consist of a progress billing or an excess billing;

PROVIDED, however, that (A) the Agent may in its sole discretion exclude particular accounts from the definition of Eligible Accounts and may impose additional and/or more restrictive eligibility or valuation criteria than those set forth above as preconditions for any account to be deemed to be an Eligible Account hereunder, and (B) an account deemed to be an Eligible Account at any one point in time may be excluded by the Agent in its sole discretion at a future point in time.

         "ELIGIBLE FIXED ASSETS" means the machinery and equipment (i) owned by the Borrower and its Domestic Subsidiaries which are Guarantors, (ii) located in the United States of America, (iii) in which the Agent shall have a First Priority Lien, (iv) which are properly insured in accordance with the provisions of Section 7.5, and (v) which are listed on that certain schedule of Eligible Fixed Assets attached to the Term Loan Borrowing Base Certificate delivered to the Agent on or prior to the Closing Date.

         "ELIGIBLE INVENTORY" means finished goods, semi-finished goods, and raw materials and component parts inventory (exclusive of work in process, packaging, supplies, machinery and tooling) of any Credit Party recorded on the books and records of such Credit Party in the ordinary course of the business operations of such Credit Party valued on a first in first out basis (net of the LIFO reserve maintained by the Borrower and its Subsidiaries with respect to such inventory) at the lower of (a) the fair market value of such inventory, or
(b) the cost of such inventory (net of all positive cost reserves maintained by the Borrower and its Subsidiaries with respect thereto, including, without limitation, the purchase price variance reserve, the absorption reserve and the price reserve), which inventory satisfies each of the following requirements:

                  (i) is in good and merchantable condition;

                  (ii)  meets all  standards  imposed by any  government  agency
         having   regulatory   authority  over  such  goods  and/or  their  use,
         manufacture and/or sale;

                  (iii) has been physically received in (A) with respect to inventory included in the Domestic Borrowing Base, the continental United States by the Borrower or a Domestic Subsidiary which is a Guarantor or (B) with respect to inventory included in the Canadian Borrowing Base, Canada by a Canadian Borrower, and, in each case, is located at a facility owned or leased by such Credit Party, is not in-transit, and is not subject to advance payment by such Credit Party; PROVIDED that no inventory located at a leased facility shall be deemed to be "Eligible Inventory" hereunder unless the landlord of such facility shall have entered into an agreement satisfactory in form and substance to the Agent acknowledging the Liens of the Agent and granting the Agent unrestricted access to such inventory;

                  (iv) is currently held for sale and currently salable in the normal course of the business operations, or, as respects raw materials or semi-finished goods, is incorporated or is being held to be incorporated in customer products being produced or provided by any Credit Party;

                  (v) does not constitute returned (unless suitable for resale), excess, obsolete, unsaleable, shopworn, seconds, used, damaged or unfit inventory;

                  (vi) is not accounted for in the obsolescence reserve maintained by any Credit Party; has not remained in the possession of such Credit Party for more than twenty-four (24) months or has not otherwise been determined by the Agent in its sole discretion to constitute slow-moving inventory;

                  (vii)  is not  subject  to a sale to an  account  debtor  on a
         bill-and-hold,   guaranteed  sale,  sale-or-return,   sale-on-approval,
         consignment or any other repurchase or return basis;

                  (viii) is not subject to any Lien of any kind except for the Lien of the Agent securing Obligations under this Agreement and other Liens permitted hereunder;

                  (ix) has not been sold to any Credit Party; and

                  (x) constitutes Collateral in which the Agent has a First Priority Lien securing the Obligations;

PROVIDED, however, that (A) the aggregate amount of Eligible Inventory shall be computed net of (I) the Inventory Accounting Variance Reserve and (II) such reserves for slow moving and other ineligible inventory as the Agent shall deem appropriate, (B) the Agent may in its sole discretion exclude particular items of inventory from the definition of Eligible Inventory and may impose additional and/or more restrictive eligibility or valuation criteria than those set forth above as preconditions for any item of inventory to be deemed to be Eligible Inventory hereunder, and (C) inventory deemed to be Eligible Inventory at any one point in time may be excluded by the Agent in its sole discretion at a future point in time.

         "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses owned or operated by any Credit Party or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by any Credit Party or any of its Subsidiaries or any predecessor in interest.

         "ENVIRONMENTAL LAWS" means all applicable laws, licenses, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters, including without limitation, the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act and all local, state and federal laws and regulations now or hereafter in effect and applicable relating to the presence, abatement, removal, disposal, transportation or treatment of materials containing asbestos.

         "ENVIRONMENTAL LIABILITIES" means all liabilities, Remedial Actions, monetary obligations, contingent or otherwise (including, without limitation, any liability for damages, losses, punitive damages, consequently damages, treble damages, costs and expense of environmental remediation, fines, penalties, sanctions, indemnities or interest incurred as a result of any claim or demand by any Governmental Authority or any third party), of any Credit Party directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the presence, generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the spill, leaking, pumping, pouring, discharging, injecting, disposing, dumping, escaping, release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ENVIRONMENTAL  PERMITS"  has the  meaning  assigned  to  such  term in
Section 7.12(a).

         "ENVIRONMENTAL RESERVE" means a reserve established by the Agent in its sole discretion for the abatement or remediation of Hazardous Materials on or at any of the Real Property Assets. The Agent may, in its discretion, allocate all or any portion of the Environmental Reserve to the Domestic Borrowing Base, the Canadian Borrowing Base and the Term Loan Borrowing Base.

         "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust agreements) for the issuance or sale of, any additional shares of Capital Stock of any class, or partnership or other ownership interests of any type in, such Person or securities convertible into any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with the Credit Parties, is treated as a single employer within the meaning of Sections 414(b), (c), (m) or (o) of the Code. Notwithstanding the foregoing, for purposes of any liability related to a Multiemployer Plan under Title IV of ERISA, the term "ERISA Affiliate" means any trade or business that, together with the Credit Parties, is treated as a single employer within the meaning of Section 4001(b) of ERISA.

         "ERISA EVENT" means (a) a "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder for which the notice requirement has not been waived with respect to any Pension Plan, (b) the existence with respect to any Pension Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or
Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan, (d) the incurrence by any Credit Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Pension Plan, (e) the receipt by any Credit Party or any ERISA Affiliate from the PBGC or plan administrator of any notice relating to an intention to terminate any Pension Plan or Pension Plans or to appoint a trustee to administer any Pension Plan, or (f) the receipt by any Credit Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Credit Party or any ERISA Affiliate of any notice of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "EVENT OF  DEFAULT"  has the  meaning  assigned to such term in Section
9.1.

         "EXCESS  CASH FLOW"  means,  with respect to any Person for any period,
(a) Net Income of such Person and its Subsidiaries for such period, PLUS (b) all non-cash items of such Person and its Subsidiaries deducted in determining Net Income for such period, LESS (c) the sum of (i) all non-cash items of such Person and its Subsidiaries added to the calculation of Net Income for such period, (ii) all scheduled cash principal payments on the Term Loans and Revolving Loans (only to the extent that the Revolving Credit Commitment is permanently reduced by the amount of such payments) made during such period and all scheduled prepayments of other Indebtedness of such Person or any of its Subsidiaries during such period to the extent such other Indebtedness is permitted to be incurred, and such payments are permitted to be made, under this Agreement and (iii) the cash portion of Capital Expenditures made by such Person and its Subsidiaries during such period to the extent permitted to be made under this Agreement.

         "EXCLUDED TAXES" means, with respect to the Agent, any Lender, the Issuing Lender or any other recipient of any payment to be made by or on account of any Obligation hereunder, (a) income, net worth or franchise taxes imposed on (or measured by) its net income or net worth by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its lending office is located or in which it is taxable solely on account of some connection other than the execution, delivery or performance of this Agreement or the receipt of income hereunder, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement or is attributable to such Foreign Lender's failure or inability to comply with subsection 2.11(e), except to the extent that such Foreign Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such withholding tax pursuant to subsection 2.11(a).

         "EXISTING CREDIT AGREEMENT" has the meaning assigned to such term in the Recital.

         "EXISTING INDEBTEDNESS" means (i) Indebtedness of the Credit Parties existing as of the Closing Date which was repaid in full with the proceeds of the Loans made by the Lenders and the Tranche B Loans (as defined in the

Existing Credit Agreement) on the Closing Date including Indebtedness under the Existing Credit Facility and (ii) Indebtedness of the Credit Parties existing as of the Closing Date which is permitted to remain outstanding after the Closing Date under Section 8.1 and is listed on SCHEDULE 8.1 hereto.

         "EXISTING LETTERS OF CREDIT" means those certain existing letters of credit set forth on SCHEDULE 1.7 hereto.

         "EXTRAORDINARY RECEIPTS" means any cash received by the Borrower or any of its Subsidiaries not in the ordinary course of business (and not consisting of proceeds described in subsections 2.8(b)(i), (ii) or (iii) hereof), including, without limitation, (a) foreign, United States, state or local tax refunds, (b) pension plan reversions, (c) proceeds of insurance, (d) judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, (e) condemnation awards (and payments in lieu thereof), (f) indemnity payments (g) any purchase price adjustment received in connection with any purchase agreement and (h) proceeds from notes payable to the Borrower or such Subsidiary.

         "FASB" means Financial Accounting Standards Board.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

         "FEE  LETTER"  has the  meaning  assigned  to such  term in  subsection
2.9(a).

         "FIRST PRIORITY" means, with respect to any Lien created or purported to be created in any Collateral hereunder or pursuant to any Loan Document, that such Lien is the most senior Lien to which such Collateral, is subject.

         "FIXED CHARGE COVERAGE RATIO" means, for any Reference Period, the ratio of (a) (i) EBITDA for such Reference Period MINUS (ii) the aggregate amount of all Capital Expenditures during such Reference Period MINUS (iii) the aggregate amount paid, or required to be paid (without duplication), in cash (but in no event less than zero in the aggregate) in respect of the current portion of all income taxes for such Reference Period to (b) the sum for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of (i) the aggregate amount of Interest Expense for such Reference Period (net of the sum of (A) the PIK interest accrued during such Reference Period in respect of the Tranche B Loans (as defined in the Existing Credit Agreement), plus (B) the amortization during such Reference Period of financing costs incurred in connection with this Agreement, the Existing Credit Agreement, the Tranche B Financing Agreements (as defined in the Existing Credit Agreement), the Senior Subordinated Note Indenture and the Senior Note Indenture) and (ii) the aggregate amount of regularly scheduled payments of principal in respect of Indebtedness for borrowed money (including the principal component of any payments in respect of Capital Lease Obligations) paid or required to be paid during such Reference Period.

         "FLEET" means Fleet Capital Corporation in its capacity as a Lender.

         "FOREIGN LC DISBURSEMENT" means a payment made by the Issuing Lender pursuant to a Foreign Letter of Credit, and shall include the Canadian Letter of Credit.

         "FOREIGN LC EXPOSURE" means, at any time, the sum of the Dollar Equivalent amounts of (a) 100% of the aggregate undrawn amount of all outstanding standby and documentary Foreign Letters of Credit at such time, PLUS
(b) the aggregate amount of all Foreign LC Disbursements that have not yet been reimbursed by or on behalf of any Credit Party at such time.

         "FOREIGN LENDER" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "FOREIGN LETTERS OF CREDIT" has the meaning assigned to such term in subsection 2.4(a)(ii), and shall include the Canadian Letter of Credit.

         "FOREIGN OFFICE" means, with respect to any Lender, an office of such Lender located outside of the United States of America.

         "FOREIGN SUBSIDIARY" means any Subsidiary of the Borrower organized under the laws of any jurisdiction other than the United States of America or any State thereof.

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, PROVIDED that for the purpose of Section 8.10 hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the Closing Date and consistent with those used in the preparation of the financial statements of the Borrower and its Subsidiaries, PROVIDED, further, that if there occurs after the Closing Date any change in GAAP that affects in any respect the calculation of any covenant contained in Section 8.10 hereof, the Agent and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the Closing Date and, until any such amendments have been agreed upon, the covenants in Section 8.10 hereof shall be calculated as if no such change in GAAP has occurred.

         "GOVERNMENTAL AUTHORITY" means the government of the United States of America, Canada, any other nation or any political subdivision thereof, whether federal, provincial, state or local, and any agency, department, commission, board, bureau, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "GUARANTEE" means a guarantee, an endorsement, a contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of such debtor's obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the primary obligations in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder).

         "GUARANTOR" means (i) the Borrower, (ii) each Subsidiary of the Borrower listed as a "Guarantor" on the signature pages hereto, and (iii) each other Person which becomes a Guarantor hereunder after the Closing Date by complying with the requirements of Section 7.15.

         "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature, in each case regulated pursuant to any Environmental Laws.

         "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

         "INDEBTEDNESS" means, with respect to any Person,  without duplication,
(a) all  indebtedness  and other  obligations of such Person for borrowed money;
(b) all obligations of such Person for the deferred purchase or acquisition price of Property or services (other than trade payables which are not for borrowed money) or other accounts payable (including accrued expenses and deferred taxes) incurred in the ordinary course of such Person's business and not outstanding for more than 90 days after the date such payable was created);
(c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (e) all Capital Lease Obligations or Synthetic Leases of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (g) all obligations and liabilities, calculated on a basis satisfactory to the Agent and in accordance with accepted practice, of such Person in respect of Hedging Agreements; (h) all Contingent Obligations; (i) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (j) Withdrawal
Liability incurred under ERISA by such Person or any of its ERISA Affiliates with respect to any Multiemployer Plan; and (k) all obligations referred to in clauses (a) through (j) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

         "INDEMNIFIED TAXES" means all Taxes other than (a) Excluded Taxes and Other Taxes and (b) amounts constituting penalties or interest imposed with respect to Excluded Taxes or Other Taxes.

         "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of July 22, 2003, among the Borrower, the Agent and the Senior Note Indenture Trustee.

         "INTERCOMPANY  INDEBTEDNESS"  has the meaning  assigned to such term in
Section 11.9.

         "INTEREST EXPENSE" means, for any period, the sum, without duplication, for the Borrower and its Subsidiaries (determined on a consolidated basis in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or paid during such period (whether or not actually paid during such period), PLUS (b) the net amounts payable (or MINUS the net amounts receivable) in respect of Hedging Agreements accrued during such period (whether or not actually paid or received during such period) excluding reimbursement of legal fees and other similar transaction costs and excluding payments required by reason of the early termination of Hedging Agreements in effect on the Closing Date, PLUS (c) all fees, including letter of credit fees and expenses, (but excluding reimbursement of legal fees), incurred hereunder and under the Tranche B Financing Agreements (as defined in the Existing Credit Agreement) and the Senior Note Indenture during such period.

         "INTEREST PAYMENT DATE" means (a) as to any Base Rate Loan, the first day of each calendar month with respect to interest accrued during the preceding calendar month with respect to such Base Rate Loan; and (b) as to any LIBOR Rate

Loan, the earlier of (i) the last day of the Interest Period for such LIBOR Rate Loan and (ii) the first day of each calendar month with respect to interest accrued during the preceding calendar month.

         "INTEREST PERIOD" means, with respect to each Revolving Loan or all or any relevant portion of the Term Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in an Advance Request or as otherwise required by the terms of this Agreement (i) for any Base Rate Loan, the last day of the calendar month; and (ii) for any LIBOR Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Loan or all or such portion of the Term Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (a) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, that Interest Period shall be extended to the next succeeding LIBOR Business Day unless the result of such extension would be to carry such LIBOR Interest Period into another calendar month, in which event such LIBOR Interest Period shall end on the immediately preceding LIBOR Business Day;

                  (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (c) if the  Borrower  shall fail to give notice as provided in
         Section 2.3, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (d) any Interest Period relating to any LIBOR Rate Loan that begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such LIBOR Interest Period) shall end on the last LIBOR Business Day of a calendar month; and (e) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

         "INVENTORY ACCOUNTING VARIANCE RESERVE" means a reserve in the amount of 5.5% of the total value of all Eligible Inventory of the Borrower and its Subsidiaries; PROVIDED however, the Inventory Accounting Variance Reserve shall be equal to zero if, and for so long as, the Borrower can demonstrate to the satisfaction of the Agent that the variance between actual inventory values and general ledger inventory values of the Borrower and its Subsidiaries does not exceed 3.0% of the total value of all Eligible Inventory of the Borrower and its Subsidiaries.

         "INVESTMENT" means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, limited liability company or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business, PROVIDED that in no event shall the term of any such inventory or supply advance, loan or extension of credit exceed 180 days); or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

         "IP  COLLATERAL"  means,  collectively,   the  Collateral  relating  to
intellectual property rights of the Credit Parties hereunder or under any other Loan Document.

         "ISSUING LENDER" means Fleet National Bank, an affiliate of the Agent, in its capacity as an issuer of Letters of Credit hereunder.

         "LANDLORD'S WAIVER AND CONSENT" means, with respect to any Leasehold Property, a letter, certificate or other instrument in writing from the lessor under the related lease, in the form approved by the Agent in its sole discretion.

         "LC DISBURSEMENT" means any Domestic LC Disbursement or any Foreign LC Disbursement.

         "LC GUARANTY" means a guaranty or indemnity in form and substance satisfactory to the Agent and the Issuing Lender pursuant to which the Agent shall guarantee the payment or performance by the Borrower and each Canadian Borrower of its reimbursement obligations in respect of Letters of Credit.

         "LEASEHOLD PROPERTY" means any leasehold interest of any Credit Party as lessee under any lease of real property, other than any such leasehold interest designated from time to time by the Agent in its sole discretion as not being required to be included in the Collateral and not being of material importance to the business or operations of the Credit Parties.

         "LENDERS" means the Persons listed on SCHEDULE 2.1 (including, without limitation, the Issuing Lender) and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

         "LETTER OF CREDIT" means any Domestic Letter of Credit or Foreign Letter of Credit issued hereunder and includes, except as expressly set forth herein, the Canadian Letter of Credit.

         "LIBOR LENDING OFFICE" means initially, the office of such Lender designated as such by notice to the Borrower; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

         "LIBOR RATE" means, for any Interest Period with respect to a LIBOR Rate Loan, the rate of interest equal to (i) the rate determined by the Agent at which Dollar deposits for such LIBOR Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. London time on the second LIBOR Business Day prior to the first day of such LIBOR Interest Period, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in U.S. Dollars for a period of time comparable to such LIBOR Rate Loan which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the second LIBOR Business Day prior to the first day of such Interest Period as selected by the Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. New York City time, on the second LIBOR Business Day prior to the first day of such Interest Period. In the event that the Agent is unable to obtain any such quotation as provided above, it will be considered that LIBOR Rate pursuant to a LIBOR Rate Loan cannot be determined.

         "LIBOR RATE LOANS" means Loans bearing interest calculated by reference to the LIBOR Rate.

         "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, hypothecation, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any capital lease and any assignment, deposit arrangement or financing lease intended as, or having the same effect as any of the foregoing.

         "LOAN DOCUMENTS" means this Agreement, the Revolving Credit Notes, the Term Notes, the Collateral Documents, the Fee Letter, the Canadian Loan Documents, the LC Guaranty, the Intercreditor Agreement and other instruments or documents delivered or to be delivered from time to time pursuant to this Agreement, as the same may be supplemented and amended from time to time in accordance with their respective terms.

         "LOANS" means the Revolving Loans and the Term Loan.

         "LOCKBOX" has the meaning assigned to such term in subsection 4.3(a).

         "LOCKBOX AGREEMENT" means, with respect to any Lockbox of the Credit Parties, an agreement in accordance with subsection 4.3(b), in form and substance satisfactory to the Agent, executed and delivered by the Credit Parties, the depository institution at which such Lockbox is maintained and the Agent on the Closing Date, as such agreement may be amended, supplemented or otherwise modified from time to time.

         "MA UCC" means the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of (a) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Borrower or the Credit Parties taken as a whole, (b) the ability of any Credit Party to pay or perform any of its obligations under this Agreement or the other Loan Documents to which it is a party, (c) the legality, validity or enforceability of this Agreement or any other Loan Document, (d) the rights and remedies of the Agent or any Lender under this Agreement or any other Loan Document, or (e) the validity, perfection or priority of a Lien in favor of the Agent for the benefit of the Lenders on any of the Collateral with an aggregate fair market value in excess of $100,000.

         "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loans or Letters of Credit), including, without limitation, obligations in respect of one or more Hedging Agreements, in an aggregate principal amount exceeding $1,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of any Person in respect of a Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time.

         "MATERIAL LEASEHOLD PROPERTY" means a Leasehold Property reasonably determined by the Agent to be of material value as Collateral or of material importance to the operations of the Credit Parties and as to which the aggregate amount of all rents payable during any fiscal year exceeds $100,000.

         "MATERIAL OWNED PROPERTY" means any real property owned by any Credit Party that is reasonably determined by the Agent to be of material value as Collateral or of material importance to the operations of the Credit Parties.

         "MATERIAL RENTAL OBLIGATIONS" means obligations of the Credit Parties to pay rent under any one or more operating leases with respect to any real or personal property that is material to the business of the Credit Parties and as to which the aggregate amount of all rents payable during any fiscal year exceeds $100,000.

         "MATURITY DATE" means March 31, 2007.

         "MORTGAGED PROPERTY" means, at any time of determination, any and all real property owned or leased by the Credit Parties that are subject to a Mortgage in favor of the Agent for the benefit of the Lenders and the Agent, including without limitation the Properties listed on SCHEDULE 1.1.

         "MORTGAGES" means, collectively, the several security instruments (whether designated as a deed of trust or a mortgage, leasehold mortgage, assignment of leases and rents or by any similar title) executed and delivered by any Credit Party, in such form as may be approved by the Agent in its sole and reasonable discretion, in each case with such changes thereto as may be recommended by the Agent's local counsel based on local laws or customary local practices, with respect to the Real Property Assets owned or leased by a Credit Party, in each case as such security instrument or amendment may be amended, supplemented or otherwise modified from time to time.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "NET CASH PAYMENTS" means,

                  (a) with respect to any Casualty Event, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation received by the Borrower or any of its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Borrower or any of its Subsidiaries in connection therewith and
         (ii) contractually required repayments of Indebtedness to the extent secured by any senior Lien permitted by Section 8.2 on any asset, and
         (iii) any income and transfer taxes payable by the Borrower or any of its Subsidiaries in respect of such Casualty Event;

                  (b) with respect to any Disposition, the aggregate amount of all cash payments received by the Borrower or any of its Subsidiaries directly or indirectly in connection with such Disposition, whether at the time of such Disposition or after such Disposition under deferred payment arrangements or Investments entered into or received in connection with such Disposition, net of (i) the amount of any legal, title, transfer and recording tax expenses, commissions and other fees and expenses payable by the Borrower or any of its Subsidiaries in connection therewith, (ii) any Federal, state and local income or other Taxes payable by the Borrower or any of its Subsidiaries as a result thereof, and (iii) any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that such Indebtedness is secured by any senior Lien permitted by Section 8.2 on any asset that is the subject of such Disposition and the transferee of (or holder of a Lien on) such property requires that such Indebtedness be repaid as a condition to the purchase of such property, and (iv) any repayments by the Borrower or any of its Subsidiaries to minority stockholders if and to the extent permitted hereby; and

                  (c) with respect to any incurrence of Indebtedness or offering of Capital Stock, the aggregate amount of all cash proceeds received by the Borrower or any of its Subsidiaries therefrom less all legal, underwriting and similar fees and expenses incurred in connection therewith;

         in each case of clause (a), (b) and (c) to the extent, but only to the extent, that the amounts so deducted are (x) actually paid to a Person that, except in the case of reasonable out-of-pocket expenses, is not an Affiliate of such Person or any of its Subsidiaries and (y) properly attributable to such transaction or to the asset that is the subject thereof.

         "NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) effects of discontinued operations and (d) interest income (excluding interest income from CM Insurance Company, Inc.).

         "NET WORTH" means, as of any date of determination thereof, the sum of Total Assets MINUS (a) Total Liabilities, PLUS (b) non-cash goodwill impairment charges recorded after the Closing Date in accordance with FASB Statement No. 142, and MINUS (c) the balance in the Accumulated Other Comprehensive Gain
(Loss) equity account.

         "NON-CASH CHARGES" means, with respect to any calculation of net income for any period, all non-cash extraordinary losses and charges deducted in such calculation (as determined in accordance with GAAP (excluding inventory and account receiveable write-downs and charge-offs), including, without limitation, non-cash recognition of unrealized declines in the market value of marketable securities recorded in accordance with FASB Statement No. 115, non-cash asset impairment charges recorded in accordance with FASB Statement No. 142 and FASB Statement No. 144, and non-cash restructuring charges.

         "OBLIGATIONS" means all indebtedness, obligations and liabilities of any of the Borrower and its Subsidiaries to any of the Lenders, the Agent, the Cash Management Bank, and the Issuing Lender, individually or collectively, existing on the Closing Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Notes, the Letters of Credit or other instruments at any time evidencing any thereof, including, without limitation, the aggregate outstanding principal balance of and all interest on the Loans made by the Lenders to the Borrower (including any interest accruing after the commencement of any proceeding by or against the Borrower under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, and any other interest that would have accrued but for the commencement of such proceeding, whether or not any such interest is allowed as a claim enforceable against the Borrower in any such proceeding), and all reimbursement obligations in respect of Letters of Credit, (ii) all LC Disbursements, (iii) all fees, costs, charges, expenses and other obligations from time to time owing to the Lenders, the Issuing Lender, the Cash Management Bank, the Agent, or any of their Affiliates by the Credit Parties or any of their Subsidiaries hereunder or under any other Loan Document, and (iv) all overdraft obligations, fees, costs, charges, expenses and other obligations from time to time owing to the Lenders, the Issuing Lender, the Cash Management Bank, the Agent, or any of their Affiliates by the Credit Parties or any of their Subsidiaries in respect of any Hedging Agreement, cash management agreement (including ACH transactions), operating or deposit account, or other banking product from time to time made available to the Credit Parties or any of their Subsidiaries by the Agent, the Issuing Lender, the Cash Management Bank or any Lender or any of their Affiliates; PROVIDED that, with respect to any such amounts under this clause
(iv) owing to a Lender or any of its Affiliates (other than the Cash Management Bank, the Agent and their Affiliates), the Agent shall have given its prior written approval to the inclusion of such amounts as Obligations hereunder. Notwithstanding the foregoing, it is expressly agreed that the Obligations of the Canadian Borrowers hereunder and under the other Loan Documents shall be limited to all indebtedness, obligations and liabilities arising or incurred in respect of the Canadian Facility, the Canadian Letter of Credit (and all LC Disbursements in respect thereof), and all overdraft obligations, fees, costs, charges, expenses and other obligations with respect to the Canadian Facility, and the Canadian Letter of Credit, from time to time owing to the Lenders, the Issuing Lender, or the Agent.

         "OPTIONAL CURRENCY" means any of the following currencies: Mexican peso, Canadian dollars, Danish crowns, or the "Euro", Japanese yen or United Kingdom pounds sterling.

         "ORIGINAL CREDIT AGREEMENT" has the meaning assigned to such term in the Recitals.

         "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and the other Loan Documents, PROVIDED that there shall be excluded from "Other Taxes" all Excluded Taxes.

         "PATENT AGREEMENT" means any Patent Collateral Assignment and Security Agreement, made by any Credit Party in favor of the Agent and, in substantially the form of EXHIBIT H or in form and substance acceptable to the Agent.

         "PATENTS" means all patents issued or assigned to and all patent applications made by the Credit Parties and, to the extent that the grant of a security interest does not cause a breach or termination thereof, all exclusive and nonexclusive licenses to the Credit Parties from third parties or rights to use patents owned by such third parties, including, without limitation, the patents, patent applications and licenses listed on SCHEDULE 5.5 hereto, along with any and all (a) inventions and improvements described and claimed therein,
(b) reissues, divisions, continuations, extensions and continuations-in-part thereof, (c) income, royalties, damages, claims and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, and (e) any other rights corresponding thereto throughout the world.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PENSION PLAN" means any Plan that is a defined benefit pension plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or
Section 302 of ERISA, and in respect of which any Credit Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA and with respect to any Canadian Borrower, all pension and retirement plans relating to the current and former employees of such Canadian Borrower, whether registered or unregistered, funded or unfunded and written or oral.

         "PERMITTED ASSET SALE PREPAYMENT" means a prepayment of the Senior Notes or the Senior Subordinated Notes from the Net Cash Payments of Dispositions of Specified Assets, in an aggregate cumulative amount, from and after the Second Amendment and Restatement Effective Date, not to exceed $35,000,000, PROVIDED THAT (A) such prepayments are made from the Net Cash Payments of a Disposition of Specified Assets pursuant to Section 8.4(b)(vi) within one year of the date of such Disposition, (B) at the time of the making of such prepayment, the Credit Parties project that they shall be in compliance with each of the financial covenants set forth in Section 8.10 for two consecutive quarters immediately following the date of such proposed prepayment, calculated on a pro forma basis giving effect to the making of such payment and shall, not more than thirty (30) days prior to making such prepayment, have provided the Agent with a Compliance Certificate demonstrating such compliance,
(C) at the time of the making of such prepayment, the amount of Term Loan Borrowing Base shall be at least two hundred percent (200%) of the amount of the Term Loan, (D) Domestic Excess Availability, calculated as at the end of each of the three months prior to the making of such prepayment on a pro forma basis giving effect to such prepayment and all accrued interest on the Senior Subordinated Notes and the Senior Notes, shall be not less than $15,000,000 and the Agent shall, not more than thirty (30) days prior to the making of such prepayment, have received a Borrowing Base Certificate demonstrating same; (E) the Agent shall be satisfied that each of the foregoing calculations are true and correct and shall be satisfied that the minimum Domestic Excess Availability thresholds required have been and will be satisfied assuming the Credit Parties are honoring accounts payable in accordance with their usual and customary terms and (F) immediately after the making of such prepayment, Domestic Excess Availability, giving effect to such prepayment, shall be not less than $15,000,000.

         "PERMITTED INVESTMENTS" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by


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

any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from Standard and Poor's Ratings Service or from Moody's Investors Service, Inc.;

         (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $250,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

         (e) advances, loans and extensions of credit to any director, officer or employee of the Credit Parties, if the aggregate outstanding amount of all such advances, loans and extensions of credit (excluding travel advances in the ordinary course of business) does not at any time exceed $500,000;

         (f) investments in money market mutual funds that are rated AAA by Standard & Poor's Rating Service; and

         (g) stocks, bonds, funds, covered call options, cash equivalents, and cash included in the portfolio of Investments owned by CM Insurance Company, Inc. under the investment objective of "Aggressive Growth/ Moderate Income" using the following asset guidelines: cash, 0% to 20%; bonds, 0% to 30%; stocks, 70% to 90%; other, 0% to 20%; in each case, invested at the discretion of Fleet Investment Advisors, Inc. and Gold-K Securities, Inc.

         "PERMITTED LIENS" has the meaning set forth in Section 8.2.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, joint-stock company, unincorporated organization, partnership, Governmental Authority or other enterprise or entity.

         "PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA in which any Credit Party or any ERISA Affiliate is an "employer" as defined in Section 3(5) of ERISA or any employee benefit plan established and maintained by, or for the benefit of such Credit Party for the benefit of its respective employee, including, but not limited to, any Pension Plan or Multiemployer Plan.

         "PLEDGE AGREEMENT" means any pledge agreement, between a Credit Party and the Agent, in substantially the form of EXHIBIT F or in form and substance satisfactory to the Agent.

         "POST-DEFAULT RATE" means a rate of interest per annum equal to the Base Rate PLUS the Applicable Margin PLUS two percent (2%).

         "PRIOR CLAIMS" means all Liens created by applicable law (in contrast with Liens voluntarily granted) which rank or are capable of ranking prior or pari passu with any Agent's Lien (or the applicable equivalent of such Liens) against all or part of the Collateral of the Canadian Borrowers, including for amounts owing for vacation pay, employee deductions and contributions, goods and services taxes, sales taxes, realty taxes, business taxes, workers' compensation, pension plan or fund obligations and overdue rents (to the extent, in the case of rents, that such rents are not already the subject of a reserve).

         "PROPERTY" means any interest of any kind in property or assets, whether real, personal or mixed, and whether tangible or intangible.

         "PROPRIETARY   RIGHTS"  has  the  meaning  assigned  to  such  term  in
subsection 5.5(b).

         "PTO" means the United States Patent and Trademark Office or any successor or substitute office in which filings are necessary or, in the opinion of the Agent, desirable in order to create or perfect Liens on any IP Collateral.

         "REAL PROPERTY ASSET" means, at any time of determination, any and all real property owned or leased by the Credit Parties.

         "REFERENCE PERIOD" means, as of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrower and its Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four (4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

         "REGISTER" has the meaning assigned to such term in Section 11.4.

         "REGISTERED PROPRIETARY RIGHTS" has the meaning assigned to such term in subsection 5.5(c).

         "REIMBURSEMENT OBLIGATION" has the meaning assigned to such term in subsection 2.4(e).

         "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any

Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

         "REMEDIAL ACTION" means all actions taken to (a) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (b) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (c) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (d) perform any other actions authorized by 42 U.S.C. ss. 9601.

         "REQUIRED LENDERS" means, as of any date, any combination of Lenders the sum of whose aggregate Revolving Credit Commitments (or, if the Revolving Credit Commitments have been terminated, whose outstanding Revolving Loans and risk associated with outstanding Letters of Credit) and outstanding principal amounts under the Term Loan constitute at least fifty-one percent (51%) of the sum of the Total Revolving Credit Commitment (or, if the Revolving Credit Commitments have been terminated, the total outstanding Revolving Loans and Letters of Credit) and the total outstanding principal amounts under the Term Loan.

         "RESET  DATE"  has  the  meaning  assigned  to  such  term  in  Section
2.7(b)(ii).

         "RESTRICTED JUNIOR PAYMENT" means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of, or other equity interest in, any Credit Party or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of stock or other equity interests, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of, or other equity interest in, any Credit Party or any of its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of, or other equity interest in, any Credit Party or any of its Subsidiaries, (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption purchase, retirement, defeasance (including economic or legal defeasance), sinking fund or similar payment with respect to the Senior Subordinated Notes and/or any intercompany Indebtedness owing by the Borrower or any Guarantor, and
(v) any payment made to any Affiliates of any Credit Party or any of its Subsidiaries in respect of management, consulting or other similar services provided to any Credit Party or any of its Subsidiaries.

         "RESTRICTIVE AGREEMENTS" has the meaning assigned to such term in subsection 5.13(b).

         "REVOLVING CREDIT AVAILABILITY PERIOD" means the period from and including the Closing Date to but excluding the earlier of (a) the Maturity Date and (b) the date of termination of the Revolving Credit Commitments, as terminated by the Borrower pursuant to Section 2.6 or by the Agent pursuant to
Section 9.1.

         "REVOLVING CREDIT COMMITMENT" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit hereunder, as such commitment may be (a) reduced from time to time pursuant to Sections 2.6 and 2.8, or reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 11.4. The initial maximum amount of each Lender's Revolving Credit Commitment is set forth on SCHEDULE 2.1, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as applicable.

         "REVOLVING CREDIT COMMITMENT PERCENTAGE" means, with respect to each Lender, the percentage set forth on SCHEDULE 2.1 hereto as such Lender's percentage of the Total Revolving Credit Commitment.

         "REVOLVING CREDIT EXPOSURE" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans at such time and such Lender's Applicable Percentage of the Total LC Exposure at such time.

         "REVOLVING CREDIT NOTES" means the promissory notes, substantially in the form of EXHIBIT A-1 annexed hereto, issued by the Borrower in favor of the Lenders.

         "REVOLVING LOAN" means a Loan made pursuant to subsection 2.1(a) that utilizes the Revolving Credit Commitments.

         "SECOND AMENDMENT AND RESTATEMENT EFFECTIVE DATE " means, the time when the conditions for the closing of this Agreement, specified in Section 12.1 are satisfied.

         "SENIOR NET FUNDED INDEBTEDNESS" means, at any time of determination, the sum of Total Funded Indebtedness MINUS the principal amount of the Senior Subordinated Notes outstanding at such time MINUS all cash on hand of the Borrower and its Domestic Subsidiaries at such time.

         "SENIOR LEVERAGE RATIO" means as at any date of determination, the ratio of (a) Senior Net Funded Indebtedness of the Borrower and its Subsidiaries outstanding on such date to (b) the EBITDA for the Reference Period ended on such date.

         "SENIOR NOTE DOCUMENTS" means the Senior Notes, the Senior Note Indenture and all other documents executed and delivered with respect to the Senior Notes or Senior Note Indenture, in each case, in form delivered to, and approved by, the Agent."

         "SENIOR NOTE INDENTURE" means the Indenture dated as of July 22, 2003, between the Borrower and the Senior Note Indenture Trustee, as in effect as of the date hereof and as thereafter amended from time to time in accordance with the provisions hereof.

         "SENIOR  NOTE  INDENTURE   TRUSTEE"  means  U.S.  Bank  Trust  National
Association,  or  any  successor  thereto  as  trustee  under  the  Senior  Note
Indenture.

         "SENIOR NOTES" means the Senior Secured Notes, due 2010, issued pursuant to the Senior Note Indenture, as such notes may be modified, supplement or amended from time to time in accordance with the provisions hereof.

         "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated Note Indenture, the Senior Subordinated Notes and all other documents, instruments and agreements executed and delivered in connection with the Senior Subordinated Notes, in each case, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

         "SENIOR SUBORDINATED NOTE INDENTURE" means the Columbus McKinnon Corporation Series A and Series B 8 1/2% Senior Subordinated Notes Due 2008 Indenture, dated as of March 31, 1998 (as supplemented by the Supplemental Indenture, dated as of March 31, 1998, the Second Supplemental Indenture, dated as of February 12, 1999, the Third Supplemental Indenture, dated as of March 1, 1999, the Fourth Supplemental Indenture, dated as of November 1, 1999, the Fifth Supplemental Indenture, dated as of April 4, 2002 and the Sixth Supplemental Indenture, dated as of August 5, 2002), between the Borrower, as issuer, and State Street Bank and Trust Company, N.A., as trustee, as the same shall, subject to the terms and conditions of this Agreement, be further amended, supplemented or otherwise modified and in effect from time to time.

         "SENIOR SUBORDINATED NOTES" means the Borrower's 8 1/2% senior subordinated notes due 2008 issued pursuant to the Senior Subordinated Note Indenture, as the same shall, subject to the terms and conditions of this Agreement, be amended, supplemented or otherwise modified and in effect from time to time.

         "SETTLEMENT" means the making or receiving of payments, in immediately available funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Loans (after giving effect to any Advance Request) to be equal to such Lender's Revolving Credit Commitment Percentage of the outstanding amount of such Revolving Loans (after giving effect to any Advance Request), in any case where, prior to such event or action, the actual share is not so equal.

         "SETTLEMENT DATE" has the meaning assigned to such term in subsection 2.5(d).

         "SETTLEMENT LOAN" has the meaning assigned to such term in subsection 2.5(e).

         "SPECIAL COUNSEL" means Bingham McCutchen LLP, in its capacity as special counsel to Fleet Capital Corporation, as Agent.

         "SPECIFIED ASSETS" means the assets primarily related to the businesses of (i) Societe D'Exploitation Des Raccords Gautier, (i) the American Lifts division of Yale Industrial Products, Inc., (iii) the Duff-Norton division of Yale Industrial Products, Inc., (iv) the Positech division of the Borrower, (v) the Lister Chain & Forge division of the Borrower, (vi) the CM Shredder division of the Borrower, (vii) Univeyor A/S and (viii) Larco Industrial Services Ltd.

         "SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person. References herein to "SUBSIDIARIES" shall, unless the context requires otherwise, be deemed to be references to Subsidiaries of the Borrower.

         "SYNTHETIC LEASE" means, any lease of goods or other property, whether real or personal, which is treated as an operating lease under GAAP and as a loan or financing for U.S. income tax purposes.

         "TAXES" means any and all taxes, levies, imposts, duties, deductions, charges, fees, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any Governmental Authority.

         "TERM LOAN" means the term loan made or to be made by the Lenders to the Borrower on the Closing Date in the aggregate principal amount of $33,000,000 pursuant to Section 2.2.

         "TERM LOAN BORROWING BASE" means, at the relevant time of reference thereto, an amount determined by the Agent by reference to the most recent Term Loan Borrowing Base Certificate delivered to the Agent and the Lenders pursuant to subsection 7.1(i) which is equal to the lesser of:

         (a)      $33,000,000 and

         (b)      the sum of:

                  (i) 80% of the Determined Value of Eligible Fixed Assets owned by the Borrower and its Domestic Subsidiaries which are Guarantors, PLUS,

                  (ii) 60% of the Appraised Value of the Term Loan Borrowing Base Properties A owned by the Borrower and its Domestic Subsidiaries which are Guarantors, PLUS,

                  (iii) 70% of the Appraised Value of the Term Loan Borrowing Base Properties B owned by the Borrower and its Domestic Subsidiaries which are Guarantors; MINUS,

                  (iv) the Environmental Reserve allocable to the Term Loan (in the Agent's discretion).

         "TERM LOAN BORROWING BASE CERTIFICATE" means a certificate signed by a Designated Financial Officer certifying the amount of the Term Loan Borrowing Base as of the date set forth therein, in substantially the form of EXHIBIT B-5 hereto.

         "TERM LOAN BORROWING BASE PROPERTIES A" means the Mortgaged Properties (together with their current Appraised Values) listed in SCHEDULE 1.1 - PART A.

         "TERM LOAN BORROWING BASE PROPERTIES B" means the Mortgaged Properties (together with their current Appraised Values) listed in SCHEDULE 1.1 - PART B.

         "TERM LOAN COMMITMENT" means, with respect to each Lender, the commitment of such Lender to fund its portion of the Term Loan to the Borrower on the Closing Date. The initial amount of each Lender's Term Loan Commitment is set forth on SCHEDULE 2.1.

         "TERM NOTES" means the promissory notes, substantially in the form of EXHIBIT A-2 annexed hereto, issued by the Borrower in favor of the Lenders and evidencing the Term Loan.

         "TITLE INSURANCE COMPANY"  means Chicago Title Insurance Company.

         "TITLE POLICY" means in relation to each Mortgaged Property, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens, persons in occupancy or matters which would be shown by a survey (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may require, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement, (d) revolving credit endorsement, (e) tie-in endorsement, (f) doing business endorsement and (g) ALTA form 3.1 zoning endorsement.

         "TOTAL ASSETS" means the sum of (a) all assets ("CONSOLIDATED BALANCE SHEET ASSETS") of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, PLUS (b) without duplication, all assets leased by the Borrower or any of its Subsidiaries as lessee under any Synthetic Lease to the extent that such assets would have been consolidated balance sheet assets had the Synthetic Lease been treated for accounting purposes as a Capital Lease Obligation.

         "TOTAL FUNDED INDEBTEDNESS" means, with respect to the Borrower and its Subsidiaries, the sum, without duplication, of (a) the aggregate amount of Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capital Lease Obligations, and (iv) the maximum drawing amount of all letters of credit outstanding, plus (b) Indebtedness of the type referred to in clause (a) of another Person guaranteed by the Borrower or any of its Subsidiaries.

         "TOTAL GROSS AVAILABILITY" means at any time, the lesser of (a) the sum of (i) the Domestic Borrowing Base at such time PLUS (ii) the Canadian Borrowing Amount at such time and (b) the Total Revolving Credit Commitment at such time.

         "TOTAL LIABILITIES" means all liabilities of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP and classified as such on the consolidated balance sheet of the Borrower and its Subsidiaries and all other Indebtedness of the Borrower and its Subsidiaries, whether or not so classified.

         "TOTAL LC EXPOSURE" means the sum of the Domestic LC Exposure and the Foreign LC Exposure.

         "TOTAL REVOLVING CREDIT COMMITMENT" means the sum of the Revolving Credit Commitments of the Lenders, as in effect from time to time. On the Closing Date, the Total Revolving Credit Commitment was equal to $67,000,000. On the Second Amendment and Restatement Effective Date, the Total Revolving Credit Commitment is equal to $50,000,000.

         "TOTAL REVOLVING CREDIT EXPOSURE" means the total Revolving Credit Exposures of all of the Lenders.

         "TOTAL TERM LOAN COMMITMENT" means the sum of the Term Loan Commitments of the Lenders, as in effect from time to time. On the Closing Date, the Total Term Loan Commitment was equal to $33,000,000. On the Second Amendment and Restatement Effective Date, the Total Term Loan Commitment is equal to $8,321,428.60.

         "TOTAL VOTING POWER" means, with respect to any Person, the total number of votes which holders of securities having the ordinary power to vote, in the absence of contingencies, are entitled to cast in the election of directors of such Person.

         "TRADEMARK AGREEMENT" means any Trademark Collateral Security and Pledge Agreement, made by the any Credit Party in favor of the Agent and, in substantially the form of EXHIBIT G or in form and substance acceptable to the Agent.

         "TRADEMARKS" means all trademarks (including service marks), federal and state trademark registrations and applications made by the Credit Parties, common law trademarks and trade names owned by or assigned to the Credit Parties, all registrations and applications for the foregoing and all exclusive and nonexclusive licenses from third parties of the right to use trademarks of such third parties, including, without limitation, the registrations, applications, unregistered trademarks, service marks and licenses listed on
SCHEDULE 5.5 hereto, along with any and all (a) renewals thereof, (b) income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, (c) rights to sue for past, present and future infringements thereof, and (d) foreign trademarks, trademark registrations, and trade name applications for any thereof and any other rights corresponding thereto throughout the world.

         "TYPE" when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBOR Rate or the Base Rate.

         "U.S. CREDIT PARTIES" means the Borrower and all Guarantors.

         "U.S. DOLLARS" or $ means lawful currency of the United States of America.

         "WHOLLY OWNED SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing 100% of the equity or ordinary voting power (other than directors' qualifying shares) or, in the case of a partnership, 100% of the general partnership interests are, as of such date, directly or indirectly owned, controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

         "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

         1.2. CLASSIFICATION OF LOANS AND BORROWINGS. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or "Term Loan") or by Type (e.g., a "Base Rate Loan" or a "LIBOR Rate Loan") or by Class and Type (e.g., a "LIBOR Rate Revolving Loan" or a "Base Rate Revolving Loan"). In similar fashion, (i) Borrowings may be classified and referred to by Class, by Type and by Class and Type, and (ii) Commitments may be classified and referred to by Class.

         1.3. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties of any kind whatsoever, including cash, securities, accounts and contract rights.

         1.4. ACCOUNTING TERMS; GAAP. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the financial statements of the Borrower and its Subsidiaries.

         1.5.  JOINT AND SEVERAL OBLIGATIONS; DESIGNATED FINANCIAL OFFICERS.

                  (a) Each of the Credit Parties is accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Credit Parties and in consideration of the undertakings of each other Credit Party to accept joint and several liability for the Obligations.

                  (b) Each of the Credit Parties, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Credit Parties with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 1.5), it being the intention of the parties hereto that all of the Obligations shall be the joint and several Obligations of each of the Credit Parties without preferences or distinction among them.

                  (c) If and to the extent that any of the Credit Parties shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event the other Credit Parties will make such payment with respect to, or perform, such Obligation.

                  (d) The Obligations of each of the Credit Parties under the provisions of this Section 1.5 constitute full recourse Obligations of each of the Credit Parties enforceable against each such corporation to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

                  (e) Except as otherwise  expressly provided in this Agreement, each of the Credit Parties hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Lenders under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement. Each of the Credit Parties hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Lenders at any time or times in respect of any default by any of the Credit Parties in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Lenders in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Credit Parties. Without limiting the generality of the foregoing, each of the Credit Parties assents to any other action or delay in acting or failure to act on the part of the Lenders with respect to the failure by any of the Credit Parties to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this
         Section 1.5, afford grounds for terminating, discharging or relieving any of the Credit Parties, in whole or in part, from any of its Obligations under this Section 1.5, it being the intention of each of the Credit Parties that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Credit Parties under this
         Section 1.5 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Credit Parties under this Section 1.5 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Credit Parties or the Lenders. The joint and several liability of the Credit Parties hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Credit Parties or the Lender.

                  (f) The provisions of this Section 1.5 are made for the benefit of the Lenders and their successors and assigns, and may be enforced in good faith by them from time to time against any or all of the Credit Parties as often as the occasion therefor may arise and without requirement on the part of the Lender first to marshal any of their claims or to exercise any of their rights against any other Credit Party or to exhaust any remedies available to them against any other Credit Party or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 1.5 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Lenders upon the insolvency, bankruptcy or reorganization of any of the Credit Parties, or otherwise, the provisions of this Section 1.5 will forthwith be reinstated in effect, as though such payment had not been made.

                  (g) Notwithstanding the foregoing or any other provision of this Agreement, it is expressly agreed that the joint and several liability of any Canadian Borrower hereunder and under the other Loan Documents shall be limited to the Obligations of the Canadian Borrowers and no Canadian Borrower shall otherwise be liable for the Obligations of any other Credit Party hereunder other than the other Canadian Borrower.

                  (h) Any notice, request, waiver, consent or other action made, given or taken by any Credit Party shall bind all Credit Parties.

                  (i) Each Credit Party hereby authorizes each of the Designated Financial Officers listed in SCHEDULE 1.5 hereto to act as agent for each Credit Party and to execute and deliver on behalf of each Credit Party such notices, requests, waivers, consents, certificates and other documents, and to take any and all actions required or permitted to be delivered or taken by any Credit Party hereunder. The Borrower may replace any of the Designated Financial Officers listed in SCHEDULE 1.5 hereto or add any additional Designated Financial Officers by delivering written notice to the Agent specifying the names of each new Designated Financial Officer and the offices held by each such Person. Each Credit Party hereby agrees that any such notices, requests, waivers, consents, certificates and other documents executed, delivered or sent by any Designated Financial Officer of the Borrower and any such actions taken by any Designated Financial Officer of the Borrower shall bind each Credit Party.

                                   ARTICLE 2.

                                   THE CREDITS

         2.1.  REVOLVING LOANS.

                  (a) REVOLVING CREDIT COMMITMENTS. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time during the Revolving Credit Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Credit Exposure exceeding the lesser of (i) such Lender's Revolving Credit Commitment at such time and (ii) an amount equal to such Lender's Applicable Percentage of the sum of the (A) Domestic Borrowing Base at such time PLUS (B) the Canadian Borrowing Amount at such time; PROVIDED that the Domestic Revolving Credit Exposure plus the Canadian Excess Amount shall not at any time exceed the Domestic Gross Availability. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

                  (b) FUNDING OF REVOLVING LOANS. To request the funding of any Revolving Loan hereunder, the Borrower shall deliver to the Agent, an Advance Request in substantially the form of Exhibit B-4 hereto, by facsimile or electronic mail transmission, not later than 1:00 p.m., Boston, Massachusetts time, (i) two (2) Business Days prior to the proposed Drawdown Date of any Base Rate Loan and (ii) three (3) LIBOR Business Days prior to the proposed Drawdown Date of any LIBOR Rate Loan. Each such request shall specify (i) the principal amount of the Revolving Loan requested, (ii) the proposed Drawdown Date of such Revolving Loan, (ii) the Interest Period for such Revolving Loan, (iii) the Type of such Revolving Loan and (iv) the Domestic Gross
         Availability as set forth in the most recent Collateral Update Certificate/Borrowing Base Certificate delivered to Lender. Promptly following receipt of an Advance Request in compliance with this subsection 2.1(b), the Agent shall advise each Lender of the details thereof and of the amount of such Lender's Revolving Loan to be made as part of the requested Borrowing, and PROVIDED that no Default or Event of Default shall have occurred and be continuing or shall result therefrom, on the date such Advance Request is delivered to the Agent, the Lenders shall make a Revolving Loan to the Borrower in accordance with the terms of Section 2.5 in an amount equal to the amount set forth in such Advance Request. Each Advance Request shall be in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

                  (c) INTEREST ON REVOLVING LOANS.

                           (i) Subject to clause (iv) of this subsection 2.1(d),
                  each Revolving Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the calendar month with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to Base Rate Loans as in effect from time to time.

                           (ii) Subject to clause (iv) of this subsection 2.1(d), each Revolving Loan which is a LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the LIBOR Rate Interest Period with respect thereto at the rate equal to the LIBOR

                  Rate determined for such LIBOR Rate Interest Period PLUS the Applicable Margin with respect to LIBOR Rate Loans as in effect from time to time.

                           (iii) The  Borrower  promises to pay interest on each
                  Revolving Loan in arrears on each Interest Payment Date with respect thereto.

                           (iv) Notwithstanding the foregoing, if there shall occur and be continuing any Event of Default, the principal of all Revolving Loans hereunder, at the option of the Agent or Required Lenders, shall bear interest at the Post-Default Rate during the period beginning on the date such Event of Default first occurred and ending on the date such Event of Default is cured or waived. All interest accrued at the Post-Default Rate shall be payable on demand. All accrued interest on Revolving Loans shall be payable upon expiration of the Revolving Credit Availability Period. All interest and fees hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (d) REPAYMENT OF REVOLVING LOANS. The Borrower unconditionally promises to pay to the Agent for the account of each Lender the then unpaid principal amount of such Lender's Revolving Loans on the Maturity Date. In addition, if following any reduction in the Total Revolving Credit Commitment or at any other time the Domestic Revolving Credit Exposure plus the Canadian Excess Amount shall exceed the Domestic Gross Availability, the Borrower shall first, repay Revolving Loans in an aggregate amount equal to such excess, and second, provide cash collateral for the Total LC Exposure as specified in subsection 2.4(h) in an aggregate amount equal to 105% of such excess.

                  (e) LOAN ACCOUNTS. Each Lender shall maintain in accordance with its usual practice an account evidencing the indebtedness of the Borrower to such Lender resulting from each Revolving Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Agent shall maintain accounts in which it shall record the amount of each Revolving Loan made hereunder, the amount of any principal, interest, fees and/or expenses due and payable or to become due and payable from the Borrower to each Lender hereunder and the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof. The entries made in the account maintained by the Agent pursuant to this subsection 2.1(e) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of the Agent to maintain such account or any error therein shall not in any manner affect the obligation of the Borrower to repay the Revolving Loans in accordance with the terms of this Agreement.

                  (f) REVOLVING CREDIT NOTE. Prior to the Closing Date, the Borrower shall prepare, execute and deliver to each Lender a Revolving Credit Note in the principal amount of such Lender's Revolving Credit Commitment. Thereafter, the Revolving Loans of each Lender evidenced by such Revolving Credit Note and interest thereon shall at all times (including after assignment pursuant to Section 11.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

         2.2.  TERM LOAN.

                  (a) FUNDING OF THE TERM LOAN. Subject to the terms and conditions set forth herein, each Lender agrees to fund its portion of the Term Loan in the full amount of its Term Loan Commitment on the Closing Date. Principal amounts of the Term Loan that have been repaid or prepaid may not be reborrowed.

                  (b) INTEREST ON THE TERM LOAN. The outstanding principal amount of the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                           (i) To the extent that all or any portion of the Term
                  Loan bears interest during such Interest Period at the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the Base Rate plus the Applicable Margin with respect to portions of Term Loans consisting of Base Rate Loans as in effect from time to time.

                           (ii) To the  extent  that all or any  portion  of the
                  Term Loan bears interest during such Interest Period at the LIBOR Rate, the Term Loan or such portion shall bear interest during such Interest Period at the rate per annum equal to the LIBOR Rate determined for such Interest Period plus the Applicable Margin with respect to portions of Term Loans consisting of LIBOR Rate Loans as in effect from time to time.

                           (iii) The  Borrower  promises to pay  interest on the
                  Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

                           (iv) Notwithstanding the foregoing, if there shall occur and be continuing any Event of Default, the outstanding principal balance of the Term Loan, at the option of the Agent or Required Lenders, shall bear interest at the Post-Default Rate during the period beginning on the date such Event of Default first occurred and ending on the date such Event of Default is cured or waived. All interest accrued at the Post-Default Rate shall be payable on demand. All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                           (c) REPAYMENT OF TERM LOAN The Borrower hereby unconditionally promises to pay to the Agent for the account of the Lenders the outstanding principal amount of the Term LOAN on each principal payment date set forth below in the aggregate principal amount set forth opposite such principal payment date:


         ------------------------------ ---------------------------------------
         PRINCIPAL PAYMENT DATE         AMOUNT
         ------------------------------ ---------------------------------------
         April 1, 2003                  $1,178,571.40
         ------------------------------ ---------------------------------------
         July 1, 2003                   $1,178,571.40
         ------------------------------ ---------------------------------------
         October 1, 2003                $1,178,571.40
         ------------------------------ ---------------------------------------
         January 1, 2004                $   500,000.00
         ------------------------------ ---------------------------------------
         April 1, 2004                  $   500,000.00
         ------------------------------ ---------------------------------------
         July 1, 2004                   $   500,000.00
         ------------------------------ ---------------------------------------
         October 1, 2004                $   500,000.00
         ------------------------------ ---------------------------------------
         January 1, 2005                $   500,000.00
         ------------------------------ ---------------------------------------
         April 1, 2005                  $   500,000.00
         ------------------------------ ---------------------------------------
         July 1, 2005                   $   500,000.00
         ------------------------------ ---------------------------------------
         October 1, 2005                $   500,000.00
         ------------------------------ ---------------------------------------
         January 1, 2006                $   500,000.00
         ------------------------------ ---------------------------------------
         April 1, 2006                  $   500,000.00
         ------------------------------ ---------------------------------------
         July 1, 2006                   $   500,000.00
         ------------------------------ ---------------------------------------
         October 1, 2006                $   500,000.00
         ------------------------------ ---------------------------------------
         January 1, 2007                $   500,000.00
         ------------------------------ ---------------------------------------
         March 31, 2007                 remaining  unpaid  principal  balance
                                        of  the Term Loan
         ------------------------------ ---------------------------------------

         If at any time the sum of the outstanding amount of the Term Loan exceeds the Term Loan Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent, for the ratable benefit of the Lenders.

                  (d) LOAN ACCOUNTS. Each Lender shall maintain in accordance with its usual practice an account evidencing the indebtedness of the Borrower to such Lender in respect of the Term Loan, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Agent shall maintain accounts in which it shall record the amount of each Lender's portion of the Term Loan made hereunder, the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof. The entries made in the account maintained by the Agent pursuant to this subsection 2.2(d) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; PROVIDED that the failure of the Agent to maintain such account or any error therein shall not in any manner affect the obligation of the Borrower to repay the Term Loan in accordance with the terms of this Agreement.

                  (e) TERM NOTE. Prior to the Closing Date, the Borrower shall prepare, execute and deliver to each Lender a Term Note in the principal amount of such Lender's Term Loan Commitment. Thereafter, such Lender's portion of the Term Loan evidenced by such Term Note and interest thereon shall at all times (including after assignment pursuant to Section 11.4) be represented by one or more promissory notes in such form payable to the order of the payee named therein.

         2.3.  CONVERSION OPTIONS.

                  (a) CONVERSION TO DIFFERENT TYPE OF REVOLVING LOAN. The Borrower may elect from time to time to convert any outstanding Revolving Loan to a Revolving Loan of another Type, PROVIDED that (a) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least two (2) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days prior written notice of such election; (c) with respect to any such conversion of a LIBOR Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and
         (d) no Revolving Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Revolving Credit Commitment Percentage of such Revolving Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. All or any part of outstanding Revolving Loans of any Type may be converted into a Revolving Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of

         $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

                  (b) CONTINUATION OF TYPE OF REVOLVING LOAN. Any Revolving Loan of any Type may be continued as a Revolving Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in subsection 2.3(a); PROVIDED that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any LIBOR Rate Loan as such, then such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this subsection 2.3(b) is scheduled to occur.

                  (c) LIBOR RATE LOANS. Any conversion to or from LIBOR Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $100,000 in excess thereof. No more than five (5) LIBOR Borrowings having different Interest Periods may be outstanding at any time.

                  (d) ALTERNATE RATE OF INTEREST. If prior to the commencement of any Interest Period for a LIBOR Borrowing, (i) the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such LIBOR Interest Period, (ii) if such Borrowing is of a particular Class of Loans, the Agent is advised by the Required Lenders with respect to the Revolving Loans or Terms Loans, as the case may be, that the LIBOR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans of such Class included in such LIBOR Borrowing, or (iii) if the Agent or any Lender shall have determined in good faith that as a result of any Change in Law it is unlawful or impossible for any Lender to make or maintain any LIBOR Borrowing; then in each case the Agent shall give notice thereof to the Borrower and the affected Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (x) any Advance Conversion Request for LIBOR Rate Loans submitted by the Borrower shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan, (y) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (z) the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances


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

         giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders; PROVIDED that if as a result of a Change in Law the Lenders are prohibited from maintaining any outstanding LIBOR Borrowing, upon notice from the Agent, the Borrower shall immediately (A) convert such LIBOR Borrowing to a Base Rate Borrowing, or (B) repay such LIBOR Borrowing in full, together with all interest accrued thereon and all fees and other amounts payable to the Lenders hereunder (in either case, subject to the provisions of subsection 2.3(e) of this Agreement with respect to redeployment costs).

                  (e) BREAK FUNDING PAYMENTS. In the event of (i) the payment of any principal of any LIBOR Rate Loan other than on the last day of the LIBOR Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any LIBOR Rate Loan other than on the last day of the Interest Period applicable thereto, or
         (iii) the failure to borrow, convert, continue or prepay any LIBOR Rate Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is permitted to be revocable and is revoked in accordance herewith), then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event (the "BREAKAGE COSTS"), as determined by such Lender in a manner consistent with its customs and practices. In the event that any Lender is entitled to receive compensation pursuant to this subsection 2.3(e), such Lender shall deliver a certificate to the Borrower setting forth the amount or amounts that such Lender is entitled to receive, and the Borrower shall pay such Lender such amount or amounts within three (3) days after receipt of such certificate.

         2.4. DOMESTIC LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT.


                  (a) COMMITMENT TO ISSUE DOMESTIC LETTERS OF CREDIT AND FOREIGN LETTERS OF CREDIT AND LC GUARANTY.

                           (i)  Subject  to the terms and  conditions  set forth
                  herein, the Borrower may request the issuance of a letter of credit in U.S. currency (the "DOMESTIC LETTER OF CREDIT") for its own account and/or for the account of any of its Subsidiaries by the Issuing Lender, in a form acceptable to the Issuing Lender, at any time and from time to time during the Revolving Credit Availability Period; PROVIDED, however, that, after giving effect to such request, (a) the Domestic LC Exposure shall not, at any time, exceed $12,000,000 and (b) the Domestic Revolving Credit Exposure plus the Canadian Excess Amount shall not exceed the Domestic Gross Availability. Domestic Letters of Credit issued hereunder shall constitute utilization of the Revolving Credit Commitments. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Domestic Letter of Credit, the terms and conditions of this Agreement shall control.

                           (ii) Subject to the terms and conditions set forth herein, the Borrower may request the issuance of a letter of credit in an Optional Currency (a "FOREIGN LETTER OF CREDIT") for its own account and/or for the account of any of its Subsidiaries by the Issuing Lender, in a form acceptable to the Issuing Lender, at any time and from time to time during the Revolving Credit Availability Period; PROVIDED, however, that, after giving effect to such request, (a) the Dollar Equivalent of the Foreign LC Exposure (exclusive of the Canadian Letter of Credit) shall not exceed $5,000,000 at any one time and (b) the Domestic Revolving Credit Exposure plus the Canadian Excess Amount shall not exceed the Domestic Gross Availability. Foreign Letters of Credit issued hereunder (exclusive of the Canadian Letter of Credit to the extent of the Canadian Borrowing Base) shall constitute utilization of the Domestic Revolving Credit Commitments in the amount of the Dollar Equivalent of such Foreign Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Lender relating to any Foreign Letter of Credit, the terms and conditions of this Agreement shall control.

                           (iii) The Agent agrees,  on behalf of the Lenders and
                  in reliance upon the agreement of the Lenders set forth in this subsection 2.4(d) and upon the representations and warranties of the Credit Parties contained herein, to enter into an LC Guaranty with the Issuing Lender to support the reimbursement obligations of the Borrower with respect to any


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

                  Letter of Credit and the Canadian Borrowers with respect to the Canadian Letter of Credit.

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL, EXTENSION; CERTAIN CONDITIONS. Subject to Section 2.14, to request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver to the Issuing Lender and the Agent by electronic or facsimile transmission (at least two (2) Business Days prior to the requested date of issuance, amendment, renewal or extension) a letter of credit application and reimbursement agreement in the form required by the Issuing Lender. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the Domestic LC Exposure at such time shall not exceed $12,000,000 and the Dollar Equivalent of the Foreign LC Exposure at such time (exclusive of the Canadian Letter of Credit) shall not exceed $5,000,000, as the case may be and (ii) the Domestic Revolving Credit Exposure plus the Canadian Excess Amount at such time shall not exceed the Domestic Gross Availability. Any Letter of Credit issued, amended, renewed or extended hereunder shall provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein.

                  (c)  EXPIRATION  DATE.  Each  Letter  of Credit  shall  expire
         (without giving effect to any extension thereof by reason of an interruption of business) at or prior to the close of business on the earlier of (i) the date 365 days, in the case of standby Letters of Credit, or 180 days, in the case of documentary Letters of Credit, after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, 365 days or 180 days, as applicable, after such renewal or extension) PROVIDED that any such standby Letter of Credit may provide for automatic extensions thereof to a date not later than 365 days beyond its current expiration date, and (ii) the date that is five (5) or, if confirmed by a confirmer, thirty (30), Business Days prior to the Maturity Date. No Letter of Credit may be extended beyond the date that is five Business Days prior to the Maturity Date.

                  (d)      PARTICIPATIONS.

                           (i) By the  issuance  of a Letter  of  Credit  (or an
                  amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Lender, such Lender's


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

                  Applicable Percentage of each LC Disbursement made by the Issuing Lender and not reimbursed by the Borrower on the date due as provided in subsection 2.4(e), or of any reimbursement payment required to be refunded to the Borrower for any reason.

                           (ii) By the issuance of the LC Guaranty by the Agent,
                  and without any further action on the part of the Agent, the Agent hereby grants to each Lender, and each Lender hereby acquires from the Agent, a participation in the LC Guaranty equal to such Lender's Applicable Percentage of the aggregate amount guaranteed under the LC Guaranty. In the event the Agent is required to make any payment to the Issuing Lender under the LC Guaranty, each Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Lender, such Lender's Applicable Percentage of each such payment made by the Agent and not reimbursed by the Borrower or the Canadian Borrowers, as the case may be pursuant to subsection 2.4(e), or of any reimbursement payment required to be refunded to the Borrower for any reason, and each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Applicable Percentage, to reimburse the Agent on demand for such payment.

                  (e) REIMBURSEMENT. If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit or the Agent shall make any payment under the LC Guaranty, the Borrower and/or, with respect to the Canadian Letter of Credit, the Canadian Borrowers, shall reimburse (each, a "REIMBURSEMENT OBLIGATION") the Issuing Lender in respect of such LC Disbursement or the Agent in respect of such payment under the LC Guaranty, as the case may be, by paying to the Agent for the account of the Issuing Lender or to the Agent with respect to such payment under the LC Guaranty, an amount in U.S. Dollars equal to such LC Disbursement (or the Dollar Equivalent of such LC Disbursement in the case of a Letter of Credit issued in an Optional Currency) or such payment under the LC Guaranty not later than 1:00 p.m., Boston, Massachusetts time, on (i) the Business Day that the Borrower or any Canadian Borrower receives notice of such LC Disbursement or such payment under the LC Guaranty, if such notice is received prior to 11:00 a.m., Boston, Massachusetts time, or (ii) the Business Day immediately following the day that the Borrower or any Canadian Borrower receives such notice, if such notice is not received prior to such time, PROVIDED that, subject to the conditions to borrowing set forth herein, payment of each such Reimbursement Obligation shall be made through the automatic funding of a Base Rate Borrowing in an


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

         amount equal to the amount of such Reimbursement Obligation, and the Borrower hereby irrevocably authorizes and directs the Agent to take such actions as may be necessary to effectuate such automatic funding of such Base Rate Borrowings. To the extent that any such Reimbursement Obligation is paid through the automatic funding of a Base Rate Borrowing, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting Base Rate Borrowing. If the Borrower cannot satisfy the conditions to borrowing set forth herein such that the payment of any Reimbursement Obligation cannot be made through the automatic funding of a Base Rate Borrowing and/or the Borrower or any Canadian Borrower shall fail, for any reason, to make such payment when due, the Agent shall notify each Lender of the applicable LC Disbursement and/or such payments made by the Agent under the LC Guaranty, the unreimbursed portion thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Agent in U.S. Dollars its Applicable Percentage of the unreimbursed portion of the LC Disbursement and/or any payments made by the Agent under the LC Guaranty, in the same manner as provided in Section 2.5 with respect to Loans made by such Lender (and Section 2.5 shall apply to the payment obligations of the Lenders, treating each such payment as a Loan for this purpose), and the Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders. Promptly following receipt by the Agent of any payment from the Borrower or any Canadian Borrower pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Lender or, to the extent that the Lenders have made payments pursuant to this paragraph to purchase participation interests in the LC Disbursement and/or the LC Guaranty, then to such Lenders and the Issuing Lender as their interests may appear. Any payment made by a Lender pursuant to this paragraph to purchase a participation interest in any LC Disbursement or any LC Guaranty shall not constitute a Loan and shall not relieve the Borrower or any Canadian Borrower of its obligation to reimburse such LC Disbursement or any payment made by the Agent under the LC Guaranty. For the avoidance of doubt, all Reimbursement Obligations with respect to Domestic Letters of Credit or Foreign Letters of Credit, as the case may be, shall be paid in U.S. Dollars. The Borrower shall indemnify and hold harmless the Issuing Lender and the Agent for any loss, cost or expense incurred by such Persons as a result of any change in the currency exchange rate occurring during the period between the date that the Issuing Lender makes payment on any Letter of Credit denominated in an Optional Currency and/or the Agent makes any payment of the LC Guaranty with respect to any Letter of Credit denominated in an Optional Currency and the date on which the Issuing Lender and/or the Agent receives final reimbursement in U.S. Dollars for the Dollar Equivalent of the amount of such payment.

                  (f) OBLIGATIONS ABSOLUTE. The Borrower's and the Canadian Borrowers' obligations to reimburse LC Disbursements or any payment made by the Agent under the LC Guaranty, as provided in subsection 2.4(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or the LC Guaranty, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing


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

         Lender to the beneficiary under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit and (iv) any other event or circumstance whatsoever (other than gross negligence or willful misconduct of the Issuing Lender), whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the Borrower's obligations hereunder.

                  (g) INTERIM  INTEREST.  If the Issuing Lender and/or the Agent
         shall make any LC Disbursement in respect of any Letter of Credit and/or any payment in respect of the LC Guaranty , and if the Borrower cannot satisfy the conditions to borrowing set forth herein such that payment of the Reimbursement Obligation resulting from such LC Disbursement or with respect to the LC Guaranty cannot be made through the automatic funding of a Base Rate Borrowing, then, unless the Borrower or the Canadian Borrowers, as applicable, shall reimburse such LC Disbursement or such payment made by the Agent with respect to the LC Guaranty in full on the date such LC Disbursement or such payment is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement or such payment is made to but excluding the date that the Borrower or the Canadian Borrowers, as applicable, reimburses such LC Disbursement or such payment, at the rate per annum then applicable to Base Rate Loans; PROVIDED that, if the Borrower or any Canadian Borrower, as applicable, fails to reimburse such LC Disbursement or such payment when due pursuant to subsection 2.4(e), then interest calculated at the Post-Default Rate shall accrue on the unpaid amount thereof. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Lender or the Agent, as the case may be, except that interest accrued on and after the date of payment by any Lender pursuant to subsection 2.4(e) shall be for the account of such Lender to the extent of such payment.

                  (h) CASH COLLATERALIZATION. If either (i) an Event of Default shall occur and be continuing and the Borrower receives notice from the Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, or (ii) the Borrower shall be required to provide cash collateral in the amount equal to 105% of the Total LC Exposure pursuant to subsections 2.1(d) or 2.8(b), the Borrower shall immediately deposit with the Agent an amount in cash equal to, in the case of an Event of Default, the Total LC Exposure as of such date PLUS any accrued and unpaid interest thereon and any letter of credit fees incurred thereunder accrued or to be accrued and, in the case of any cash collateral required to be provided pursuant to subsections 2.1(d) or 2.8(b), the amount required under subsections 2.1(d) or 2.8(b), as the case may be; PROVIDED that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in clause (g) or (h) of Section 9.1. Such deposit shall be held by the Agent as collateral in the first instance for the Total LC Exposure


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

         under this Agreement and thereafter for the payment of any other obligations of the Credit Parties hereunder.

         2.5.  LOANS AND BORROWINGS; FUNDING OF BORROWINGS.

                  (a) LOANS AND BORROWINGS. Each Loan of a particular Class shall be made as part of a Borrowing consisting of Loans of such Class made by the Lenders ratably in accordance with their respective Commitments of such Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; PROVIDED that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required herein.

                  (b) FUNDING OF BORROWINGS. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., Boston, Massachusetts time to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to one or more accounts of the Borrower maintained with the Agent; PROVIDED that Revolving Base Rate Loans made to finance the reimbursement of an LC Disbursement under any Letter of Credit as provided in subsection 2.4(e) or any payment made by the Agent under the LC Guaranty shall be remitted by the Agent to the Issuing Lender.

                  (c) AGENT'S ASSUMPTION THAT EACH LENDER WILL MAKE LOANS. Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (b) of this Section 2.5 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower but excluding the date of payment to the Agent, at the Federal Funds Effective Rate. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

                  (d) SETTLEMENT. In order to facilitate the administration of the Loans under this Agreement, the Agent and Lenders agree (such agreement shall not be for the benefit of or enforceable by the Credit Parties) that settlement among them with respect to the Revolving Loans may take place on a periodic basis (but not less frequently than once each week) on dates determined from time to time by the Agent (each a "SETTLEMENT DATE"), which may occur before or after the occurrence or during the continuance of any Default or Event of Default. On each Settlement Date, payment shall be made by or to each Lender in the


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

         manner provided herein and in accordance with the settlement report delivered by the Agent to the Lenders with respect to such Settlement Date so that, as of each Settlement Date and after giving effect to the transactions to take place on such Settlement Date, each Lender shall hold its Applicable Percentage of all outstanding Revolving Loans and its Applicable Percentage of the Total LC Exposure.

                  (e) SETTLEMENT LOANS. Between Settlement Dates, the Agent may but shall not be obligated to advance (or may request that one of its Affiliates advance), to the Borrower out of the Agent's (or such Affiliate's) own funds up to $7,500,000 in the aggregate of Borrowings that are Base Rate Revolving Loans requested or deemed requested pursuant to this Agreement (any such Borrowing funded exclusively by the Agent or its Affiliate being referred to as a "SETTLEMENT LOAN"). Each Settlement Loan shall constitute a Revolving Loan hereunder and shall be subject to all of the terms, conditions and security applicable to other Revolving Loans, except that all payments thereon shall be payable to the Agent (or its Affiliate) solely for its own account. The obligation of the Borrower to repay such Settlement Loans to the Agent (or its Affiliate) shall be evidenced by the records of the Agent and need not be evidenced by any promissory note. The Agent shall not (and shall not permit any of its Affiliates to) make any Settlement Loan if (i) the Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Sections 6.1 or 6.2 hereof will not be satisfied on the requested funding date of the applicable Borrowing or (ii) the Agent has actual knowledge that the requested Borrowing would exceed the limitations set forth in Section 2.1 on the funding date. On each Settlement Date, or, if earlier, upon demand by the Agent for payment thereof, the then outstanding Settlement Loans shall be immediately due and payable. The Borrower shall be deemed to have requested Loans to be made on each Settlement Date in the amount of all outstanding Settlement Loans and the proceeds of such Loans shall be applied to the repayment of such Settlement Loans. The Agent shall notify the Lenders of the outstanding balance of the Loans prior to 1:00 p.m. (Boston time) on each Settlement Date and each Lender shall deposit with the Agent an amount equal to its Applicable Percentage of the amount of Revolving Loans deemed requested in immediately available funds not later than 3:00 p.m. (Boston time) on such Settlement Date, and without regard to whether any Default or Event of Default exists or any of the conditions in Sections 6.1 or 6.2 are not satisfied. If any Settlement Loan is not repaid on the due date thereof, then on the second Business Day after the Agent's request each Lender (other than the Agent in its capacity as a Lender) shall purchase a participating interest in such Settlement Loan in an amount equal to its Applicable Percentage of such Settlement Loan by transferring to the Agent, in immediately available funds, the amount of such participation, without duplication for any payment previously made. The proceeds of Settlement Loans may be used solely for purposes for which Loans generally may be used in accordance with this Agreement. If any amounts received by the Agent in respect of any Settlement Loans are later required to be returned or paid by the Agent to the Borrower or their respective representatives or


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         successors-in-interest,   whether  by  court   order,   settlement   or
         otherwise, the other Lenders shall, upon demand by the Agent, pay to the Agent for its own account, an amount equal to each other Lender's Applicable Percentage of all such amounts required to be returned by the Agent.

         2.6.  EXPIRATION, TERMINATION OR REDUCTION OF COMMITMENTS.

                  (a) EXPIRATION OF REVOLVING CREDIT COMMITMENTS. Unless previously terminated, (i) the Revolving Credit Commitments shall expire at the close of business on the Maturity Date, and (ii) the Term Loan Commitments shall terminate immediately after the funding of the Term Loan on the Closing Date.

                  (b) REDUCTION OF REVOLVING CREDIT COMMITMENTS. The Borrower may at any time and from time to time reduce the Revolving Credit Commitments; PROVIDED that (i) each reduction of the Revolving Credit Commitments shall be in an amount that is at least equal to $1,000,000 or any greater multiple of $1,000,000, and (ii) the Borrower shall not reduce the Revolving Credit Commitments if, after giving effect to any concurrent repayment, the Domestic Revolving Credit Exposure would exceed the Domestic Revolving Credit Commitment. The Borrower shall notify the Agent of any election to reduce the Revolving Credit Commitment at least five (5) Business Days prior to the effective date of such reduction, specifying the effective date thereof. Each notice of reduction of the Revolving Credit Commitment shall be irrevocable. Each reduction of the Revolving Credit Commitment shall be permanent and shall be made ratably among the Lenders in accordance with their respective Revolving Credit Commitments.

                  (c) OPTIONAL TERMINATION OF REVOLVING CREDIT COMMITMENTS. Subject to the provisions of subsection 2.6(d), the Borrower shall have the right at any time to terminate the Revolving Credit Commitments. The Borrower shall notify the Agent of any election to terminate the Revolving Credit Commitments under this subsection 2.6(c) in writing at least five (5) Business Days prior to the effective date of such termination, specifying the effective date thereof. Each notice of termination of the Revolving Credit Commitments shall be irrevocable. Any termination of the Revolving Credit Commitments shall be permanent.

                  (d) TERMINATION FEE. In connection with any termination of the Revolving Credit Commitments, the Borrower shall (i) repay the entire principal balance of, and all accrued interest and fees owing with respect to, the Revolving Loans and the Term Loans, and (ii) pay to the Agent, for the account of each Lender, a termination fee equal to the product of (A) the sum of (x) the average amount of the Revolving Credit Commitments during the twelve (12) months preceding the date of termination (or, if such termination occurs prior to the first anniversary of the Closing Date, during the period between the Closing Date and the date of termination), and (y) the average amount of the aggregate outstanding principal balance of the Term Loan during the twelve months preceding the date of termination (or, if such


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         termination  occurs prior to the first anniversary of the Closing Date, during the period between the Closing Date and the date of termination) MULTIPLIED by (B) the applicable termination percentage set forth below:


         ------------------------------------------------ ----------------------
                       Period during which                      Applicable
                     TERMINATION DATE OCCURS              TERMINATION PERCENTAGE
         ------------------------------------------------ ----------------------

         Prior to the first anniversary of the
         Closing Date                                               1.0%
         -------------------------------------------------- --------------------

         On or after the first  anniversary of the
         Closing Date but prior to the second
         anniversary of the Closing Date                            0.5%
         -------------------------------------------------- --------------------

         From and after the second anniversary of
         the  Closing Date                                            0%
         -------------------------------------------------- --------------------

         2.7. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS; COLLECTION.

                  (a) PAYMENTS GENERALLY. The Borrower and the Canadian Borrowers shall be obligated to make each payment required to be made by the Borrower or such Canadian Borrower hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or otherwise) prior to 1:00 p.m. Boston, Massachusetts time, on the date when due, in immediately available funds, in U.S. Dollars, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All payments shall be made to the Agent at its offices in Boston, Massachusetts, except that payments pursuant to Sections 2.4, 2.10, 2.11, 11.3 and subsection 2.3(e) shall be made directly to the Persons entitled thereto. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof, and the Borrower and the Canadian Borrowers shall have no liability in the event timely or correct distribution of such payments is not so made. If any payment shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Notwithstanding anything to the contrary set forth herein, subject to the conditions to the funding of Revolving Loans set forth herein, all payments of interest, fees and any other amounts due to be paid by the Borrower or any Canadian Borrower hereunder shall be made through the automatic funding of Base Rate Revolving Loans in amounts equal to the amounts of such interest, fees or other amounts due to be paid by the Borrower or such Canadian Borrower hereunder, and the Borrower and each Canadian Borrower hereby irrevocably authorizes and directs the Agent to take such actions as may be necessary to effectuate such automatic funding of Base Rate Revolving Loans, and, upon funding of any such Base Rate


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

         Revolving Loan, the Borrower's and each Canadian Borrower's obligation to make such payment shall be discharged and replaced by the resulting Base Rate Revolving Loan. The Borrower and each Canadian Borrower expressly acknowledges and agrees that (i) the Agent may, in its sole discretion, effectuate the automatic funding of a Revolving Loan pursuant to this subsection 2.7(a) even though at the time of, or after giving effect to, the funding of such Revolving Loans the Domestic Revolving Credit Exposure exceeds the Domestic Gross Availability, and
         (ii) if any one or more of the conditions to the funding of Revolving Loans cannot be satisfied and the Agent, in its sole discretion, refuses to fund a Base Rate Revolving Loan in an amount sufficient to satisfy the amount of any interest, fees or other amounts due hereunder, the Borrower and such Canadian Borrower shall remain obligated to pay the full amount of such interest, fees or other amounts as and when the same shall become due.

                  (b) CURRENCY MATTERS.

                           (i) U.S.  Dollars  are the  currency  of account  and
                  payment for each and every sum at any time due from the Credit Parties hereunder. No payment to the Agent, any Lender or the Issuing Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Agent or such Lender shall have received payment in full in U.S. Dollars in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into U.S. Dollars, fall short of such obligation or liability actual or contingent expressed in U.S. Dollars, the Borrower shall indemnify and hold harmless the Agent, the Issuing Lender or such Lender, as the case may be, with respect to the amount of the shortfall.

                           (ii) Not later  than 1:00 p.m.  (Boston  time) on the
                  last Business Day of each calendar month (the "CALCULATION DATE") or such other date as the Agent may from time to time specify, the Agent shall determine the Dollar Equivalent of Total LC Exposures as of such date. The Dollar Equivalent so determined shall become effective on the first Business Day immediately following such determination (a "RESET DATE") and shall remain effective until the next succeeding Reset Date.

                           (iii) If, on any Reset Date, the Dollar Equivalent of
                  the aggregate outstanding amount of all Revolving Loans and Total LC Exposure exceeds the Total Gross Availability, for three (3) or more consecutive Business Days (but only as to the Reset Date), then the Borrower shall repay or prepay the Revolving Loans in accordance with this Agreement in an aggregate principal amount such that, after giving effect thereto, the aggregate outstanding amount (expressed in U.S. Dollars) of all Revolving Loans PLUS Total LC Exposure no longer exceeds the Total Gross Availability.


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


                           (iv) If on any Reset Date,  the Dollar  Equivalent of
                  the Foreign LC Exposure (exclusive of the Canadian Letter of Credit) exceeds $5,000,000, then the Borrower shall immediately upon demand provide cash collateral to the Agent in the amount of such excess.

                  (c) PREPAYMENTS OF REVOLVING LOANS PRIOR TO EVENT OF DEFAULT.

                           (i) CREDIT FOR FUNDS RECEIVED. Prior to the occurrence of an Event of Default, (A) all funds and cash proceeds in the form of money, checks and like items received in the Controlled Account maintained at the Cash Management Bank as contemplated by Section 4.3(a) shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by subsection 2.7(c)(ii), (B) all funds and cash proceeds in the form of a wire transfer received in the Controlled Account maintained at the Cash Management Bank as contemplated by
                  Section 4.3(a) shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by subsection 2.7(c)(ii), and (C) all funds and cash proceeds in the form of an automated clearing house transfer received in the Controlled Account maintained at the Cash Management Bank as contemplated by Section 4.3(a) shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by subsection 2.7(c)(ii). For purposes of the foregoing provisions of this subsection 2.7(c)(i), the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 1:00 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

                           (ii) APPLICATION OF PAYMENTS. Prior to an Event of Default, funds received in the Controlled Account maintained at the Cash Management Bank as contemplated by Section 4.3(a) and for which the Borrower has received credit shall be applied as follows:

                                    (A)  first,  to pay  amounts  then  due  and
                           payable under this Agreement, the Notes and the other Loan Documents (including, without limitation, pursuant to Section 2.8);


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


                                    (B) second,  to reduce  Revolving Loans made
                           by the Agent pursuant to subsection 2.5(e) and for which Settlement has not then been made;

                                    (C) third,  to reduce  Revolving Loans which
                           are Base Rate Loans;

                                    (D) fourth,  to reduce Revolving Loans which
                           are LIBOR Rate Loans;

                                    (E) fifth, to reduce the Term Loan; and

                                    (F)  sixth,  to  the  Borrower's   operating
                           account maintained with the Cash Management Bank.

                           All  prepayments  of the Revolving  Loans pursuant to
                  this  subsection  2.7(c) shall be subject to the provisions of
                  Section 2.3(e) and shall be allocated among the Lenders making such Revolving Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

                           Prior to the  occurrence of an Event of Default,  the
                  Borrower may elect to avoid the Breakage Costs associated with any prepayment of LIBOR Rate Loans by providing to the Agent cash in an amount sufficient to cash collateralize such LIBOR Rate Loans, but in no event shall the Borrower be deemed to have paid such LIBOR Rate Loans until such cash has been paid to the Agent for application to such Libor Rate Loans. The Agent may elect to cause such cash collateral to be deposited into either (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the Borrower and the Agent and in form and substance satisfactory to the Agent or (ii) a Controlled Account with appropriate instructions prohibiting the Borrower's withdrawal of such funds so long as they remain cash collateral. In each such case, the Borrower agrees to execute and deliver to the Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Agent may request.

                  (d) APPLICATION OF PAYMENTS AFTER EVENT OF DEFAULT. After the occurrence and during the continuance of an Event of Default, funds received in the Controlled Account maintained at the Cash Management Bank as contemplated by Section 4.3(a) and for which the Borrower has received credit and proceeds of Collateral received by the Agent shall be applied as set forth in Section 9.2.


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


                  (e) PRO RATA TREATMENT. If any Lender shall, by exercising any right of  set-off  or  counterclaim  or  otherwise,  obtain  payment in respect of any principal of or interest on any of its Loans (or participations in LC Disbursements) (other than pursuant to Sections 2.4, 2.10 or 2.11), resulting in such Lender receiving payment of a greater proportion of the aggregate principal amount of its Loans (and participations in LC Disbursements) and accrued interest thereon than the proportion of such amounts received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans (and LC Disbursements) of the other Lenders to the extent necessary so that the benefit of such payments shall be shared by all the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans (and participations in LC Disbursements); PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest unless the Lender from which such payment is recovered is required to pay interest thereon, in which case each Lender returning funds to such Lender shall pay its pro rata share of such interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans (or participations in LC Disbursements) to any assignee or participant, other than to any Credit Party or any of its Subsidiaries or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

                  (f) AGENT'S ASSUMPTION THAT BORROWER WILL MAKE PAYMENTS. Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Lender entitled thereto (the "APPLICABLE RECIPIENT") hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Applicable Recipient the amount due. In such event, if the Borrower has not in fact made such payment, then each Applicable Recipient severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Applicable Recipient with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the Federal Funds Effective Rate.

                  (g) LENDER'S FAILURE TO MAKE PAYMENT. If any Lender shall fail to make any payment required to be made by it pursuant to subsections 2.4(d), 2.4(e), 2.5(c) or 2.7(d), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts


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         thereafter  received  by the  Agent or the  account  of such  Lender to satisfy such Lender's obligations under such subsection until all such unsatisfied obligations are fully paid.

         2.8.  PREPAYMENT OF LOANS.

                  (a) OPTIONAL PREPAYMENTS OF LOANS. The Borrower shall have the right at any time and from time to time to prepay the Revolving Loans in whole or in part, subject to prior notice in accordance with subsection 2.8(c) in the case of LIBOR Rate Loans, and subject to the payment of any amounts due under subsection 2.3(e) and, if the Revolving Credit Commitment is terminated, subsection 2.6(d). The Borrower shall have the right at any time and from time to time to prepay the Term Loan in whole or in part, subject to prior notice in accordance with subsection 2.8(c) and subject to the payment of any amounts due under subsection 2.3(e) and, if the Term Loan is repaid in full, subsection 2.6(d), and PROVIDED that each such prepayment of the Term Loan shall be in an amount that is at least equal to $500,000 or any greater multiple of $100,000.

                  (b) MANDATORY PREPAYMENTS. The Borrower shall be obligated to, and shall, make prepayments of the Loans hereunder (and reduce the Revolving Credit Commitments hereunder) as follows:

                           (i) INCURRENCE OF DEBT. Without limiting the obligation of the Borrower to obtain the consent of the Required Lenders to any incurrence of Indebtedness not otherwise permitted hereunder, the Borrower agrees, on the closing of any incurrence of Indebtedness by the Borrower or any of its Subsidiaries (other than Indebtedness permitted pursuant to Section 8.1) to prepay the Loans hereunder (and provide cash collateral for Total LC Exposure as specified in subsection 2.4(h)), and the Revolving Credit Commitments hereunder shall be subject to automatic reduction, upon the date of such incurrence of Indebtedness, in an aggregate amount equal to 100% of the amount of the Net Cash Payments from such incurrence of Indebtedness received by the Borrower and its Subsidiaries, such prepayment and reduction to be effected in each case in the manner and to the extent specified in subsection 2.8(c) below.

                           (ii) SALE OR OFFERING  OF  SECURITIES.  The  Borrower
                  agrees on the closing of any offering or sale of equity securities by the Borrower or any of its Subsidiaries, to prepay the Loans hereunder (and provide cash collateral for Total LC Exposure as specified in subsection 2.4(h)), upon the date of such sale or offering of securities, in an aggregate amount equal to 100% of the amount of Net Cash Payments from such offering of securities received by the Borrower and its Subsidiaries, and such prepayment to be effected in each case in the manner and to the extent specified in subsection 2.8(c) below.

                           (iii) SALE OF ASSETS. Without limiting the obligation
                  of the Borrower or any Canadian  Borrower (as the case may be)


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

                  to obtain the consent of the Required Lenders to any Disposition not otherwise permitted hereunder, the Borrower agrees, on the date of any Disposition by the Borrower or any of its Subsidiaries (other than Dispositions permitted under (A) Section 8.4(b)(v) of assets not comprising the Term Loan Borrowing Base or Canadian Borrowing Base to the extent that the aggregate Net Cash Payments received therefrom do not exceed $500,000 and (B) Section 8.4(b)(vii)), to prepay the Loans hereunder (and provide cash collateral for Total LC Exposure as specified in subsection 2.4(h)), upon the date of such Disposition (except as provided below), in an aggregate amount equal to 100% of the amount of such Net Cash Payments from such Disposition received by the Borrower or any of its Subsidiaries upon the date of such Disposition (except as provided below), and such prepayment to be effected in each case in the manner and to the extent specified in subsection 2.8(c) below, PROVIDED THAT, the Borrowers shall not be required to prepay the Loans with the Net Cash Payments of Dispositions of Specified Assets permitted under Section 8.4(b)(vi) so long as the Net Cash Payments from such Dispositions are used for a Permitted Asset Sale Prepayment, PROVIDED FURTHER THAT to the extent that the Net Cash Payments from such Dispositions are not applied immediately to prepay the Senior Notes or the Senior Subordinated Notes, as the case may be, such Net Cash Payments shall, at the time of the Disposition, be applied to prepay the Revolving Loans.

                           (iv) EXTRAORDINARY  RECEIPTS. Upon the receipt by any
                  Credit Party or any of its Subsidiaries of any Extraordinary Receipts, the Borrower shall make a prepayment to the Loans (and provide cash collateral for Total LC Exposure as specified in subsection 2.4(h)), and such prepayment to be effected in each case in the manner and to the extent specified in subsection 2.8(c) below in an amount equal to 100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts; PROVIDED, that in the case of insurance proceeds received in connection with a Casualty Event with respect to Property having an aggregate market value less than $1,500,000, so long as, at the time of receipt and use of such insurance proceeds, no Event of Default shall have occurred and be continuing, the Credit Parties shall be entitled to use such insurance proceeds (in an amount not in excess of $1,500,000) to repair or replace the Property affected by such Casualty Event, PROVIDED, further, that (A) until so used, such insurance proceeds shall be deposited into a cash collateral account (and when so deposited such insurance proceeds shall constitute Collateral for the Obligations then outstanding),
                  (B) such insurance proceeds may be used solely to repair or replace the Property that was the subject of such Casualty Event with other Property of the same type, (C) such insurance proceeds must be used and such Property must be repaired or replaced within 180 days after the date of receipt thereof, and (D) upon the occurrence and during the continuance of an Event of Default or after such 180 day period shall have


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                  expired,  such insurance  proceeds,  if not so used,  shall be applied to the prepayment of Loans and cover for Total LC Exposure as provided in this subsection 2.8(c).

                           (v) EXCESS CASH FLOW. (A) Within ten (10) days of delivery to the Agent and the Lenders of audited annual financial statements pursuant to Section 7.1(a)(i), commencing with the delivery to the Agent and the Lenders of the financial statements for the fiscal year ended March 31, 2004 or, if such financial statements are not delivered to the Agent and the Lenders on the date such statements are required to be delivered pursuant to Section 7.01(a)(i), ten (10) days after the date such statements are required to be delivered to the Agent and the Lenders pursuant to Section 7.01(a)(i), the Borrower shall make a prepayment in the manner and to the extent specified in subsection 2.8(c) below in an amount equal to 50% of the Excess Cash Flow of the Borrower and its Subsidiaries for such fiscal year.

                           (vi) EXCESS CASH AND  PERMITTED  INVESTMENTS.  In the
                  event that the aggregate amount of the cash and Permitted Investments of the Credit Parties and their Subsidiaries (excluding investments permitted under clause (g) of the definition of Permitted Investments) exceeds at any time $1,500,000, the Borrower shall immediately make a prepayment of the Loans in the manner and to the extent specified in subsections 2.8(a) or (c) below in an amount equal to such excess.

                  (c) APPLICATION OF PREPAYMENTS.

                           (i) Upon receipt of Net Cash Payments from the Disposition of, or Casualty Event relating to, any asset comprising the Canadian Borrowing Base or otherwise owned by a Canadian Borrower, 100% of such Net Cash Payments from such Disposition or such Casualty Event shall be applied to reduce the Canadian Facility with a permanent reduction in the commitment under the Canadian Facility and in the amount of the Canadian Letter of Credit.

                           (ii) In the  event  of any  mandatory  prepayment  of
                  Loans pursuant to subsections 2.8(b) other than as provided in subsection 2.8(c)(i), the proceeds shall be applied as follows: FIRST, if such prepayment is made at a time when any part of the Term Loan remains outstanding, such prepayment shall be applied to the repayment of the Term Loan, to be shared and applied ratably among the Lenders in proportion to the outstanding amount of the Term Loan owing to each Lender, and applied against the remaining scheduled installments of the Term Loan in the inverse order of maturity; and SECOND, after the Term Loan has been repaid in full, the amount of any mandatory prepayment shall be applied, to repay Revolving Loans, and, to provide cash collateral for Total LC Exposure as specified in Section 2.4(h), and with a corresponding


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                  permanent  reduction in the Revolving  Credit  Commitments and corresponding increase in the Domestic Prepayment Reserve.

                  With respect to any mandatory prepayment of LIBOR Rate Loans, such mandatory prepayment shall be subject to subsection 2.3(e)."

                  (d) NOTIFICATION OF CERTAIN PREPAYMENTS. The Borrower shall notify the Agent by telephone (confirmed by telecopy) of any voluntary prepayment of the Term Loan or any LIBOR Rate Loan not later than 1:00 p.m., Boston, Massachusetts time, three Business Days before the date of such prepayment. The Borrower shall notify the Agent of any mandatory prepayment of the Loans pursuant to subsection 2.8(b) hereunder as soon as practicable. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Agent shall advise the Lenders of the contents thereof.

                  (e) PREPAYMENTS ACCOMPANIED BY INTEREST. All prepayments of the Term Loan shall be accompanied by accrued interest through the date of prepayment.

         2.9.  FEES.

                  (a) FEES. The Borrower shall pay to the Agent for the account of each Lender and the Agent, fees and expenses in the amount and at the times specified in the Fee Letter.

                  (b) UNUSED FEE. The Borrower shall pay to the Agent for the account of each Lender unused fees in respect of the Revolving Credit Commitments, in an aggregate amount equal to the product of (x) the rate per annum equal to one-half of one percent (1/2%), MULTIPLIED BY
         (y) the daily average unused amounts of the respective Revolving Credit Commitment of such Lender during the period from and including the date on which the Closing Date shall occur to but excluding the date on which the Revolving Credit Commitments terminate. Accrued unused fees shall be payable monthly in arrears on the first day of each month and on the date on which the Revolving Credit Commitments terminate. All unused fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) LETTER OF CREDIT FEES. The Borrower shall pay the Agent through the Agent's Treasury and International Services Group with respect to Letters of Credit issued hereunder the following fees:

                           (i) with respect to each standby or documentary Letter of Credit and the LC Guaranty issued hereunder, to the Agent for the accounts of the Lenders a participation fee with respect to their participations in such Letters of Credit or LC Guaranty which fee shall accrue at a rate per annum equal


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                  to (x) the  Applicable  Margin  with  respect  to  LIBOR  Rate
                  Revolving Loans MULTIPLIED BY (y) the average daily amount of outstanding Letters of Credit during the period from and including the Closing Date to but excluding the later of the date on which there shall no longer be any Letters of Credit outstanding hereunder;

                           (ii) with  respect  to each  documentary  or  standby
                  Letter of Credit issued hereunder, to the Issuing Lender, a fronting fee equal to 0.25% per annum of the available amount of each Letter of Credit, along with the Issuing Lender's standard fees with respect, but not limited, to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder;

                           (iii) Accrued fees for Letters of Credit shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day), and shall be payable monthly in arrears on the first day of each month and on the date the Revolving Credit Commitments terminate, or such other date as the Agent or the Issuing Lender may from time to time specify, commencing on the first such date to occur after the Closing Date, PROVIDED that any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand.

                  (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds. Fees paid shall not be refundable under any circumstances, absent manifest error in the determination thereof, and unless otherwise agreed by the Agent, all fees shall be paid in U.S. Dollars.

         2.10.  INCREASED COSTS.

                  (a) If any Change in Law shall:

                           (i) impose,  modify or deem  applicable  any reserve,
                  special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or the Issuing Lender; or

                           (ii) impose on any Lender or the Issuing Lender or the London interbank market any other condition affecting this Agreement or LIBOR Rate Loans made by such Lender or any Letter of Credit or participation therein;

                  and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBOR Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Lender of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of


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         any sum  received or  receivable  by such Lender or the Issuing  Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, as the case may be, for such additional costs incurred or reduction suffered.

                  (b) If any Lender or the Issuing Lender reasonably determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Lender's capital or on the capital of such Lender's or the Issuing Lender's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Lender, to a level below that which such Lender or the Issuing Lender or such Lender's or the Issuing Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Lender's policies and the policies of such Lender's or the Issuing Lender's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender, or such Lender's or the Issuing Lender's holding company, for any such reduction suffered.

                  (c) A certificate of a Lender or the Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or the Issuing Lender or its holding company, as the case may be, as specified in subsections 2.10(a) or 2.10(b) above shall be delivered to the Borrower and shall be conclusive so long as it reflects a reasonable basis for the calculation of the amounts set forth therein and does not contain any manifest error. The Borrower shall pay such Lender or the Issuing Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                  (d) Failure or delay on the part of any Lender or the Issuing Lender to demand compensation pursuant to this Section 2.10 shall not constitute a waiver of such Lender's or the Issuing Lender's right to demand such compensation; PROVIDED that the Borrower shall not be required to compensate a Lender or the Issuing Lender pursuant to this
         Section 2.10 for any increased costs or reductions incurred more than six months prior to the date that such Lender or the Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Lender's intention to claim compensation therefor; PROVIDED further that, if the Change in Law giving rise to such increased costs or reductions is (i) retroactive and (ii) occurred within such six-month period, then the six-month period referred to above may be extended to include the period of retroactive effect thereof, but in no event any period prior to the Closing Date.

         2.11.  TAXES; SETOFF; ETC.


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                  (a) Any and all  payments by or on account of any  Obligations of the Borrower and the Canadian Borrowers hereunder shall be made without recoupment, setoff or counterclaim and free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if the Borrower or any Canadian Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
         (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.11) the Agent, any Lender or the Issuing Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or such Canadian Borrower shall make such deductions and
         (iii) the Borrower or such Canadian Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) In addition, the Borrower and the Canadian Borrowers shall
         pay  all  Other  Taxes  to  the  relevant  Governmental   Authority  in
         accordance with applicable law.

                  (c) The Borrower and each Canadian Borrower shall indemnify the Agent, each Lender and the Issuing Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.11) paid by the Agent, such Lender or the Issuing Lender, as the case may be (and any penalties, interest and reasonable expenses arising therefrom or with respect thereto during the period prior to the Borrower or such Canadian Borrower, as the case may be making the payment demanded under this paragraph (c)), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower or any Canadian Borrower, as the case may be by a Lender or the Issuing Lender, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Lender shall be conclusive absent manifest error.

                  (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower or any Canadian Borrower to a Governmental Authority, the Borrower or such Canadian Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

                  (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of a jurisdiction in which the Borrower or any Canadian Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower or such Canadian Borrower (with a copy to the Agent), at the time or times prescribed by


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         applicable law or reasonably requested by the Borrower or such Canadian
         Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

         2.12.  MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

                  (a) DESIGNATION OF A DIFFERENT LENDING OFFICE. If any Lender requests compensation under Section 2.10, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.10 or 2.11, as the case may be, in the future and
         (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b)   REPLACEMENT   OF   LENDERS.   If  any  Lender   requests
         compensation under Section 2.10, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.11, or if any Lender defaults in its obligation to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 11.4, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Agent and the Issuing Lender, which consents shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (and participations in LC Disbursements), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.10 or payments required to be made pursuant to Section 2.11, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

         2.13. CHANGE IN DOMESTIC BORROWING BASE, CANADIAN BORROWING BASE AND TERM LOAN BORROWING BASE. The Domestic Borrowing Base and the Canadian Borrowing Base shall be determined monthly (or at such other interval as may be specified


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pursuant to  subsection  7.1) by the Agent by  reference to the  Borrowing  Base
Certificate, commercial finance and collateral audit reports, the Collateral Update Certificate or Accounts Receivable/Loan Reconciliation Report delivered to the Lenders and the Agent pursuant to subsection 7.1(g). The Term Loan Borrowing Base shall be determined from time to time by the Agent by reference to the appraisals or reappraisals of Eligible Fixed Assets or Real Property Assets delivered to the Lenders and the Agent pursuant to subsection 7.1, respectively and other information obtained by or provided to the Agent. The Agent shall give to the Borrower written notice of any change in the Domestic Borrowing Base, Canadian Borrowing Base or Term Loan Borrowing Base, as the case may be determined by the Agent. Such notice shall be effective upon its receipt by the Borrower.

         2.14  CANADIAN FACILITY.

                  (a) On, and from time to time after, the Closing Date, the Agent shall, subject to the terms and conditions set forth herein, cause the Issuing Lender to issue for the account of the Borrower and the Canadian Borrowers, and for the benefit of the Canadian Lender, a letter of credit (the "CANADIAN LETTER OF CREDIT") in the original face amount of $6,000,000 U.S. Dollars or the Canadian Dollar equivalent thereof (the "CANADIAN SUBLIMIT"). The face amount of the Canadian Letter of Credit and the Canadian Sublimit are subject to change from time upon the agreement of the Borrower, the Agent and the Issuing Lender; PROVIDED however, the Canadian Sublimit may not be increased by more than $2,000,000 without the prior consent of the Required Lenders.

                  (b) The Canadian Lender and the Canadian Borrowers shall execute and deliver a commitment letter (the "CANADIAN COMMITMENT LETTER"), pursuant to which the Canadian Lender shall agree to lend to the Canadian Borrowers and the Canadian Borrowers may borrow, repay and reborrow from time to time between the Closing Date and the Maturity Date upon notice pursuant to the Canadian Commitment Letter, such sums as are requested by the Canadian Borrowers up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to Canadian Sublimit; PROVIDED that (after giving effect to all amounts requested under the Canadian Facility) the Domestic Revolving Credit Exposure plus the Canadian Excess Amount shall not at any time exceed the Domestic Gross Availability. The Agent shall have the right pursuant to the Canadian Commitment Letter and the Canadian Intercreditor Agreement to limit from time to time the amount of loans and other extensions of credit which may be advanced by the Canadian Lender to the Canadian Borrowers.

                  (c) The Obligations of the Canadian Borrowers to the Issuing Lender, the Agent and the Lenders in respect of the Canadian Letter of Credit, shall be (i) guaranteed by the Borrower and the Guarantors pursuant to the Guarantee and (ii) secured by a First Priority Lien in favor of the Agent, for the benefit of the Lenders and the Agent, on all tangible and intangible property and assets of such Canadian


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         Borrowers, wherever located, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof, as further set forth in the Canadian Loan Documents.

                                   ARTICLE 3.

                             GUARANTEE BY GUARANTORS

         3.1. THE GUARANTEE. The Guarantors hereby guarantee to each Lender, the Issuing Lender and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) as well as the performance, of all of the Obligations. The Guarantors hereby further agree that if the Borrower or any Canadian Borrower, as the case may be, shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) or perform any of its Obligations, the Guarantors will promptly pay or perform the same, without any demand or notice whatsoever, all of which are expressly waived by the Guarantor and that in the case of any extension of time of payment or renewal of any of the Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) or perform in accordance with the terms of such extension or renewal. Payments by the Guarantors hereunder may be required by the Agent on any number of occasions.

         3.2. OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantors under
Section 3.1 are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of this Agreement, the other Loan Documents or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 3.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to such Guarantors, the time for any performance of, place or manner of payment or compliance with any of the Obligations shall be extended, compromised, renewed, modified or such performance or compliance shall be waived, as the case may be;

                  (ii) the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the


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         Obligations or any security  therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (iii) the adequacy of any rights which the Agent or any Lender may have against any collateral security or other means of obtaining repayment of any of the Obligations;

                  (iv) any lien or security interest granted to, or in favor of, the Agent, the Issuing Lender or any Lender or Lenders as security for any of the Obligations shall fail to be perfected, any rights which the Agent, the Issuing Lender or any Lender or Lenders might have in such Collateral shall have failed to be preserved or any substitution, exchange, surrender, release, loss or destruction of any such collateral security;

                  (v) the addition, substitution or release of any entity or other Person primarily or secondarily liable for any Obligation; or
         (vi) any act or omission which might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a release or discharge of such Guarantor, all of which may be done without notice to such Guarantor.

         The  Guarantors   hereby   expressly   waive   promptness,   diligence,
presentment, demand of payment, protest and all notices whatsoever, any requirement that the Agent, the Issuing Lender or any Lender exhaust any right, power or remedy or proceed against the Borrower or any Canadian Borrower hereunder or under the other Loan Documents or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Obligations and all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect. The Guarantors expressly and knowingly waive all suretyship defenses which might otherwise accrue without their Obligations hereunder and under the other Loan Documents.

         To the fullest extent permitted by law, each Guarantor hereby expressly waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law which would otherwise prevent the Agent or any Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of set-off), against such Guarantor before or after the Agent's or such Lender's commencement or completion of any foreclosure action, whether judicially, by exercise of power of sale or otherwise, or (B) any other law which in any other way would otherwise require any election of remedies by the Agent or any Lender.

         3.3.  REINSTATEMENT.  The  obligations  of the  Guarantors  under  this
Article 3 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or any Canadian Borrower in respect of its Obligations is rescinded or must be otherwise restored by any holder of any of its Obligations, whether as a result of any proceedings in


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bankruptcy or  reorganization  or otherwise,  and each Guarantor  agrees that it will indemnify the Agent, the Issuing Lender and each Lender on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Agent, any Lender or the Issuing Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

         3.4. SUBROGATION. Until such time as the Obligations shall have been indefeasibly paid in full, each of the Guarantors shall not exercise and hereby waives all rights of subrogation, reimbursement, restitution, contribution or otherwise whether arising by contract or operation of law (including, without limitation, any such right arising under the Federal Bankruptcy Code of 1978, as amended) or by reason of any payment by it pursuant to the provisions of this
Article 3 and further agrees with the Borrower and the Canadian Borrowers for the benefit of each creditor of the Borrower and the Canadian Borrowers (including, without limitation, the Agent, the Issuing Lender and each Lender) that any such payment by it shall constitute a contribution of capital by such Guarantor to the Borrower or the Canadian Borrowers, as the case may be. Each Guarantor will not prove any claim in competition with the Agent or any Lender in respect of any payment hereunder in any bankruptcy, insolvency or reorganization case or proceedings of any nature. The Guarantors waive any benefit of and any right to participate in any collateral security which may be held by the Agent or any Lender.

         3.5. REMEDIES. The Guarantors agree that, as between the Guarantors and the Lenders, the Obligations of the Borrower and/or the Canadian Borrowers hereunder may be declared to be forthwith due and payable as provided in Section
9.1 (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 9.1) for purposes of Section 3.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such Obligations from becoming automatically due and payable) as against the Borrower or any Canadian Borrower and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by the Borrower or any Canadian Borrower) shall forthwith become immediately due and payable by the Guarantors for purposes of Section 3.1.

         3.6. INSTRUMENT FOR THE PAYMENT OF MONEY. Each of the Guarantors hereby acknowledges that the guarantee in this Article 3 constitutes an instrument for the payment of money, and consents and agrees that the Agent, the Issuing Lender, or any Lender, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to summary judgment or such other expedited procedure as may be available for a suit on a note or other instrument for the payment of money.

         3.7. CONTINUING GUARANTEE. The guarantee in this Article 3 is a continuing guarantee, and shall apply to all Obligations whenever arising.


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         3.8 GENERAL  LIMITATION  ON AMOUNT OF  OBLIGATIONS  GUARANTEED.  In any
         action or proceeding involving any state or non-U.S. corporate law, or any state or Federal or non-U.S. bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of the Guarantors under Section 3.1 would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.1 or if such obligations under Section 3.1 would constitute or result in a violation of any applicable fraudulent
         conveyance  or  similar  law  of  any  relevant   jurisdiction,   then,
         notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by the Guarantors, any Lender, Agent or other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and, as applicable, not be subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE 4.

                                 THE COLLATERAL

         4.1. GRANT OF SECURITY INTEREST. As collateral security for due and punctual payment and performance of all of its Obligations, each Credit Party hereby pledges and assigns to the Agent, and grants to the Agent for the ratable benefit of the Lenders, the Issuing Lender and the Cash Management Bank a continuing security interest in and lien on, all tangible and intangible property and assets of such Credit Party, wherever located, whether now owned or existing or hereafter acquired or arising, together with any and all additions thereto and replacements therefor and proceeds and products thereof (collectively referred to for purposes of this Article 4 as "COLLATERAL"), including, without limitation the property described below:

                  (a) all tangible and intangible personal property, including without limitation all present and future goods, inventory (including, without limitation, all merchandise, raw materials, work in process, finished goods and supplies), machinery, equipment, motor vehicles, rolling stock, tools, furniture, fixtures, office supplies, computers, computer software and associated equipment, whether now owned or hereafter acquired, including, without limitation, all tangible personal property used in the operation of the business of such Credit Party;

                  (b) all rights under all present and future authorizations, permits, licenses and franchises issued, granted or licensed to such Credit Party for the operation of its business;

                  (c) all Patents of such Credit Party;

                  (d) all Trademarks of such Credit Party;

                  (e) all Copyrights of such Credit Party;


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                  (f) the entire  goodwill of business of such Credit  Party and all other general intangibles (including know-how, trade secrets, customer lists, proprietary information, inventions, domain names, methods, procedures and formulae) connected with the use of and symbolized by any Patents, Trademarks or Copyrights of such Credit Party;

                  (g) all rights under all present and future vendor or customer contracts and all franchise, distribution, design, consulting, construction, engineering, management and advertising and related agreements;

                  (h) all rights under all present and future leases of real and personal property; and

                  (i)  all   other   personal   property,   including,   without
         limitation, all present and future accounts (including health-care-insurance receivables), accounts receivable, cash, cash equivalents, deposits, deposit accounts, loss carry back, tax refunds, insurance claims and proceeds, premiums, rebates and refunds, choses in action, commercial tort claims, securities and all other investment property, partnership interests, limited liability company interests, contracts, contract rights, rights to the payment of money, general intangibles (including without limitation, all payment intangibles, all customer and advertiser mailing lists, intellectual property, patents, copyrights, trademarks, trade secrets, trade names, domain names, goodwill, customer lists, advertiser lists, catalogs and other printed materials, publications, indexes, lists, data and other documents and papers relating thereto, blueprints, designs, charts, and research and development, whether on paper, recorded electronically or otherwise), all websites (including without limitation, all content, HTML documents, audiovisual material, software, data, hardware, access lines, connections, copyrights, trademarks, patents and trade secrets relating to such websites) and domain names, any information stored on any medium, including electronic medium, related to any of the personal property of such Credit Party, all financial books and records and other books and records relating, in any manner, to the business of such Credit Party, all proposals and cost estimates and rights to performance, all instruments and promissory notes, documents and chattel paper (whether tangible or electronic), and all debts, obligations and liabilities in whatever form owing to such Credit Party from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to such Credit Party; and all guaranties and security therefor, and all letters of credit rights (whether or not the letter of credit is evidenced by a writing) and other supporting obligations in respect of such debts, obligations and liabilities.

Any of the foregoing terms which are defined in the MA UCC shall have the meaning provided in the MA UCC, as amended and in effect from time to time, as supplemented and expanded by the foregoing.


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

         4.2. SPECIAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE CREDIT PARTIES. Each Credit Party hereby warrants and covenants to the Agent and the Lenders that:

                  (a) Such Credit Party has delivered to the Agent a Perfection Certificate in substantially the form of EXHIBIT C hereto. All information set forth in such Perfection Certificate is, except as disclosed to and approved by the Agent and/or the Lenders, complete, true and correct in all material respects and there has been no change in any of such information since the date on which the Perfection Certificate was signed by such Credit Party.

                  (b) No Credit Party will change its jurisdiction of organization, type of organization or other legal structure, principal or any other place of business, or the location of any Collateral from the locations set forth in the Perfection Certificate delivered by such Credit Party, or make any change in its name or conduct its business operations under any fictitious business name or trade name, without, in any such case, at least thirty (30) days' prior written notice to the Agent; PROVIDED that the inventory of such Credit Party may be in the possession of manufacturers or processors in any jurisdiction in which all necessary UCC financing statements have been filed by the Agent and with respect to which the Agent has received waiver letters from all landlords, warehousemen and processors in form and substance acceptable to the Agent.

                  (c) Each Credit Party represents and warrants to the Lenders and the Agent as follows: (i) except for the security interest created by this Agreement and other Liens permitted hereunder, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Credit Parties or any rights relating thereto, (ii) such Credit Party is the owner of or has other rights in or power to transfer the Collateral, free from any right or claim of any Person or any adverse lien, except for the security interest created by this Agreement and other Liens permitted hereunder, (iii) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined inss.9-102(a)(34) of the MA UCC, (iv) none of the account debtors or other Persons obligated on any of the Collateral is a Governmental Authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral and (v) such Credit Party has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of Hazardous Materials.

                  (d) Each Credit Party covenants with the Lenders and the Agent that, such Credit Party shall defend its rights in the Collateral against all claims and demands of all Persons at any time claiming the same or any interests therein adverse to the Agent or any of the Lenders.


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


                  (e) Each Credit Party represents and warrants to the Lenders and the Agent that all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

                  (f) Except for Collateral that is obsolete or no longer used in their business, the Credit Parties will keep the Collateral in good order and repair (normal wear excepted) and will not use the same in violation of law or any policy of insurance thereon and keep the Collateral adequately insured at all times in accordance with the provisions of Section 7.5. The Credit Parties will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or for its use or operation, except for taxes and assessments permitted to be contested as provided in Section 7.4. Following the occurrence and during the continuance of an Event of Default, the Agent may at its option discharge any taxes or Liens to which any Collateral is at any time subject (other than Permitted Liens), and may, upon the failure of the Credit Parties to do so in accordance with this Agreement, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and each Credit Party agrees to reimburse the Agent on demand for any payments or expenses incurred by the Agent or the Lenders pursuant to the foregoing authorization and any unreimbursed amounts shall constitute Obligations for all purposes hereof.

                  (g) The Agent may from time to time request and each Credit Party shall deliver copies of all customer lists and vendor lists.

                  (h) Each Credit Party hereby irrevocably authorizes the Agent, at any time and from time to time, to file in any jurisdiction financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of such Credit Party or words of similar effect, regardless of whether any particular asset falls within the scope of Article 9 of the MA UCC or such other jurisdiction or (y) as being of an equal or lesser scope or with greater detail and (ii) which contain any other information required by Article 9 of the MA UCC (including Part 5 thereof) for the sufficiency or filing office acceptance of any financing statement or amendment, including whether
         (A) any Credit Party is an organization, the type of organization and any organization identification number issued to such Credit Party and
         (B) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. The Credit Parties agree to furnish any such information to the Agent promptly upon request. Each Credit Party also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the Closing Date.


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                  (i) Each Credit  Party agrees that it will join with the Agent in executing and, at its own expense file and refile, or permit the Agent to file and refile such financing statements, continuation statements and other documents (including, without limitation, Patent Agreements, Trademark Agreements, Copyright Mortgages and licenses to use software and other property protected by copyright), in such offices (including, without limitation, the PTO, the United States Copyright Office, and appropriate state patent, trademark and copyright offices), as the Agent may reasonably deem necessary or appropriate, wherever required or permitted by law, in order to perfect and preserve the rights and interests granted to the Agent in the Collateral. Each Credit Party will give the Agent notice of each office at which records of such Credit Party pertaining to all intangible items of Collateral are kept. Except as may be provided in such notice, the records concerning all intangible Collateral are and will be kept at the address shown in the respective Perfection Certificate for such Credit Party as the principal place of business of such Credit Party.

                  (j) The Credit Parties are the sole and exclusive owners of the websites and domain names listed on SCHEDULE 4.2(J) hereto and have registered such domain names with all applicable authorities which provides for the exclusive use by the Credit Parties of such domain names. The websites do not contain any material, the publication of which may result in (a) the violation of rights of any Person or (b) a right of any Person against the publisher or distributor of such material.

                  (k) The Credit Parties shall, annually by the end of the first fiscal quarter following the previous fiscal year, provide written notice to the Agent of all applications for registration of Patents, Trademarks or Copyrights, to the extent such applications exist, made during the preceding calendar year. The Credit Parties shall file and prosecute diligently all applications for registration of Patents, Trademarks or Copyrights now or hereafter pending that would be necessary to the business of the Credit Parties to which any such applications pertain, and to do all acts, in any such instance, necessary to preserve and maintain all rights in such registered Patents, Trademarks or Copyrights unless such Patents, Trademarks or Copyrights are not material to the business of the Credit Parties, as reasonably determined by the Credit Parties consistent with prudent and commercially reasonable business practices. Any and all costs and expenses incurred in connection with any such actions shall be borne by the Credit Parties. Except in accordance with prudent and commercially reasonable business practices, the Credit Parties shall not abandon any right to file a Patent, Trademark or Copyright application or any pending Patent, Trademark or Copyright application or any registered Patent, Trademark or Copyright, in each case material to its business, without the consent of the Agent.

                  (l) The domain name servers used in connection with the domain names of the Credit Parties and all other relevant information pertaining to such domain names, and the administrative contacts used in connection with the registration of such domain names are identified


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         on SCHEDULE  4.2 hereto.  No Credit  Party will change such domain name servers without 10 days' prior written notice to the Agent. No Credit Party will cause a change in the identity of any domain name administrative contact without 10 days' prior written notice to the Agent.

                  (m) If any Credit Party is, now or at any time hereafter, a beneficiary under a letter of credit in the face amount in excess of $100,000, such Credit Party shall promptly notify the Agent thereof and, at the request and option of the Agent, such Credit Party shall, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) arrange for the issuer and any confirmer or other nominated Person of such letter of credit to consent to an assignment to the Agent of the proceeds of the letter of credit or (ii) arrange for the Agent to become the transferee beneficiary of the letter of credit, with the Agent agreeing, in each case, that the proceeds of the letter of credit are to be applied by the Agent against the Obligations as provided in this Agreement.

                  (n) To the extent any Credit Party shall, now or at any time hereafter, hold or acquire any promissory note or other instrument or tangible chattel paper (the principal amount of which is greater than $100,000), such Credit Party will promptly notify the Lender thereof and, at the request and option of the Lender, such Debtor will endorse, assign and deliver such promissory note or other instrument or tangible chattel paper to the Lender to be held as Collateral hereunder, together with such instruments of transfer or assignment thereof reasonably satisfactory in form and substance to the Lender.

                  (o) If any Credit Party shall, now or at any time hereafter, hold or acquire any certificated securities, such Credit Party shall forthwith endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify; PROVIDED, however, except with respect to entities which are disregarded entities for U.S. income tax purposes, such Credit Party shall only be required to endorse, assign and deliver shares representing sixty-five percent
         (65%) of the Capital Stock of such Credit Party's first-tier Foreign Subsidiaries. If any securities now or hereafter acquired by any Credit Party are uncertificated and are issued to such Credit Party or its nominee directly by the issuer thereof, such Credit Party shall promptly notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause the issuer to agree to comply without further consent of such Credit Party or such nominee, at any time with instructions from the Agent as to such securities, or (ii) arrange for the Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Credit Party are held by such Credit Party or its nominee through a securities intermediary or commodity intermediary, such Credit Party shall promptly notify the Agent thereof and, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (A)


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         cause such  securities  intermediary  or (as the case may be) commodity intermediary to agree to comply, in each case without further consent of such Credit Party or such nominee, at any time with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any
         commodity   contract  as  directed  by  the  Agent  to  such  commodity intermediary, or (B) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent to become the entitlement holder with respect to such investment property, with such Credit Party being permitted, only with the consent of the Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with each Credit Party that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Credit Party, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Loan Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which the Agent is the securities intermediary.

                  (p) For each deposit account or other accounts that any Credit Party, now or at any time hereafter, opens or maintains (other than a deposit account for which the Agent is the depositary bank), such Credit Party shall, at the Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Agent, either (i) cause the depositary bank or such Person to agree to comply without further consent of such Credit Party, at any time with instructions from the Agent to such depositary bank or such Person directing the disposition of funds from time to time credited to or held in such deposit account or other account, as the case may be, or (ii) arrange for the Agent to become the customer of the depositary bank or other Person with respect to the deposit account or other account, with such Credit Party being permitted, only with the consent of the Agent, to exercise rights to withdraw funds from such deposit account or other account. The provisions of this paragraph shall not apply to (A) a deposit account for which the Agent is in automatic control, (B) any deposit accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Credit Party's salaried employees, (C) the deposit accounts or other accounts listed on SCHEDULE 4.2(P), and (D) deposit accounts or local bank accounts not subject to the Agent's control so long as (x) the aggregate amount of funds on deposit in all such local bank accounts does not exceed $500,000, and (y) the aggregate amount of funds on deposit in any such local bank account does not exceed $50,000.

                  (q) No Credit Party holds any commercial tort claims, as defined in Article 9 of the MA UCC, except as indicated in the Perfection Certificates. If any of the Credit Parties shall at any time acquire a commercial tort claim, such Credit Party shall promptly notify the Lender in a writing signed by such Credit Party of the brief details thereof and grant to the Lender in such writing a security


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         interest  therein and in the  proceeds  thereof,  all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Lender.

                  (r) If any Collateral is, now or at any time hereafter, in the possession of a bailee, the Credit Parties shall promptly notify the Agent thereof and, at the Agent's request and option, shall promptly obtain an acknowledgement from the bailee, in form and substance satisfactory to the Agent, that the bailee holds such Collateral for the benefit of the Agent and such bailee's agreement to comply, without further consent of such Credit Party, at any time with instructions of the Agent as to such Collateral. The Agent agrees with each Credit Party that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Credit Party with respect to the bailee.

                  (s) If any Credit Party, now or at any time hereafter, holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or inss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Credit Party shall promptly notify the Agent thereof and, at the request and option of the Agent, shall take such action as the Agent may reasonably request to vest in the Agent control, underss.9-105 of the MA UCC, of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Agent agrees with each Credit Party that the Agent will arrange, pursuant to procedures satisfactory to the Agent and so long as such procedures will not result in the Agent's loss of control, for such Credit Party to make alterations to the electronic chattel paper or transferable record permitted under UCCss.9-105 or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act orss.16 of the Uniform Electronic Transactions Act, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Credit Party with respect to such electronic chattel paper or transferable record.

                  (t) If any Credit Party has accounts receivable in respect of which the account debtor is located in Minnesota, the Credit Parties represent and warrant that the applicable Credit Party has filed and shall file all legally-required Notice of Business Activities Reports and comparable reports with the appropriate Governmental Authorities.

                  (u) Each Credit Party further agrees, upon the request of the Agent and at the Agent's option, to take any and all other actions as the Agent may determine to be necessary or useful for the attachment, perfection and first priority of, and the ability of the Agent to enforce, the Agent's security interest in any and all of the Collateral, including, without limitation, (i) executing, delivering


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         and,  where  appropriate,  filing  financing  statements and amendments relating thereto, certificates and other documents or instruments as may be necessary to enable the Agent to perfect or from time to time renew the security interest granted hereby or by any other Loan Document under the MA UCC, to the extent, if any, that such Credit Party's signature thereon is required therefor, including, without
         limitation,   such  financing   statements   and  amendments   thereto,
         certificates and other documents as may be necessary to perfect a security interest in any additional Collateral hereafter acquired by such Credit Party or in any replacements or proceeds thereof, (ii) causing the Agent's name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (iv) obtaining governmental and other third party waivers, consents and approvals, in form and substance satisfactory to the Agent, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, (v) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Agent and (vi) taking all actions under any earlier versions of the MA UCC or under any other law, as reasonably determined by the Agent to be applicable in any relevant MA UCC or other jurisdiction, including any foreign jurisdiction.

                  (v) Each Credit Party authorizes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Credit Party or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of such Credit Party, without notice to or assent by such Credit Party, to do the following: (i) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the MA UCC and as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Credit
         Parties' expense, at any time, or from time to time, all acts and things which the Agent deems necessary or useful to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as any Credit Party might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (B) upon written notice to such Credit Party, the exercise of voting rights with respect to voting securities, which


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         rights may be exercised, if the Agent so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such
         Collateral;   and  (ii)  to  the  extent  that  such   Credit   Party's
         authorization given in this subsection 4.2 (v) is not sufficient, to file such financing statements with respect hereto, with or without such Credit Party's signature, or a photocopy of this Agreement in
         substitution  for  a  financing  statement,   as  the  Agent  may  deem
         appropriate and to execute in such Credit Party's name such financing statements and amendments thereto and continuation statements which may require such Credit Party's signature. To the extent permitted by law, each Credit Party hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable. The powers conferred on the Agent hereunder are solely to protect the interests of the Agent and the Lenders in the Collateral and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Credit Party for any act or failure to act, except for the Agent's own gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

         4.3.  COLLECTION OF PROCEEDS OF ACCOUNTS RECEIVABLE.

                  (a) On or before the Closing Date, the Credit Parties (other than the Canadian Borrowers) shall (i) direct all of their account debtors and other obligors to make all payments on accounts receivable of such Credit Parties directly to post office boxes (each a "LOCKBOX" and collectively the "LOCKBOXES") under the control of the Cash Management Bank and/or such other financial institutions as shall be acceptable to the Agent, (ii) establish accounts (each a "CONTROLLED ACCOUNT" and collectively the "CONTROLLED ACCOUNTS") in the Agent's name for the benefit of the Borrower with the Cash Management Bank and/or such other financial institutions as shall be acceptable to the Agent, into which all payments received in the Lockboxes shall be deposited, and into which such Credit Parties will immediately deposit all payments made for inventory or services sold or rendered by such Credit Parties and received by such Credit Parties in the identical form in which such payments were made, whether by cash or check, (iii)
         (A) to cause each financial institution other than the Cash Management Bank with which a Lockbox and/or Controlled Account has been established to, enter into a Lockbox Agreement and/or Control Agreement, as applicable, confirming that the amounts on deposit in such Lockbox and/or Controlled Account, as applicable, are the property of and are under the control of the Agent, and that such financial institution has no right to setoff against such Lockbox or Controlled Account or against any other account maintained by such financial institution into which the contents of such Controlled Account are transferred, and (B) to direct such financial institution to cause all funds held in such Lockbox and/or Controlled Account to be wired, or


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         otherwise  transferred  in  immediately  available  funds  in a  manner satisfactory to the Agent, no less frequently than once each day to, and only to, a Controlled Account with the Cash Management Bank, and
         (iv) to cause each of their Subsidiaries and Affiliate, and any other Person acting for or in concert with such Credit Parties that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of accounts receivable or any Collateral, to receive and hold such items in trust for, and as the sole and exclusive property of, the Agent and, immediately upon receipt thereof, shall remit the same or cause the same to be remitted in hand to the Controlled Accounts; PROVIDED that, for purposes of administrative convenience, the Agent may in its reasonable discretion, permit such Credit Parties from time to time to maintain one or more accounts with one or more financial institutions other than the Cash Management Bank and with such maximum cash balances as the Agent deems appropriate, and for which such Credit Parties may, at the discretion of the Agent, be permitted to have direct access. All funds received in the Controlled Account maintained at the Cash Management Bank as contemplated by this Section 4.3(a) and for which the Borrower has received credit shall be applied in accordance with such subsection 2.7(c).

                  (b) On or before the Closing Date, each Canadian Borrower shall (i) direct all of their account debtors and other obligors to make all payments on accounts receivable of such Canadian Borrower directly to the operating account (the "NS ACCOUNT") maintained by the Canadian Lender and/or such other financial institutions as shall be acceptable to the Agent; (ii) cause each of its Subsidiaries and Affiliates, and any other Person acting for or in concert with such Canadian Borrower that receives any monies, checks, notes, drafts or other payments relating to or as proceeds of accounts receivable of such Canadian Borrower, to receive and hold such items in trust for, and as the sole and exclusive property of, the Agent and, immediately upon receipt thereof, to remit the same or cause the same to be remitted in hand to the NS Account. The Credit Parties acknowledge that upon receipt by the Canadian Lender of written notice from the Agent that an Event of Default has occurred and is continuing, the Canadian Lender shall have the right and obligation to comply with any instructions originated by the Agent directing disposition of funds in such accounts without further consent of any Credit Party. Each Canadian Borrower agrees to enter into a Lockbox Agreement, a Control Agreement or a blocked account agreement with the Canadian Lender and the Agent, as the Agent may reasonably request. All funds received in the NS Account for which the Borrower has received credit shall be applied in the manner specified in subsection 2.8(c).

                  (c) Each Credit Party acknowledges that the Cash Management Bank is an affiliate of the Agent and that the Cash Management Bank and the Agent are parties to cash management agreements that confirm that the Agent has dominion and control over all accounts of the Credit Parties or the Agent maintained by the Cash Management Bank, and all funds from time to time held in such accounts. The Borrower, the Agent and the Cash Management Bank hereby agree that the Cash Management Bank shall comply with any instructions originated by the Agent directing


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         disposition of funds in such accounts  without  further  consent of the
         Borrower.   Each  Credit  Party  agrees  to  enter  into  such  Lockbox
         Agreements and Control Agreements with the Cash Management Bank and the Agent as the Agent may reasonably request.

                  (d) The Credit Parties agree to pay all reasonable fees, costs and expenses which the Credit Parties incur in connection with opening and maintaining a Lockbox and Controlled Account. All of such fees, costs and expenses which remain unpaid pursuant to any Lockbox or Control Agreement with the Credit Parties, to the extent same shall have been paid by the Agent hereunder, shall constitute Loans hereunder, shall be payable to the Agent by the Credit Parties upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or proceeds of Collateral delivered to the Canadian Lender, the Agent or the Cash Management Bank in kind shall be endorsed by the Credit Parties, to the Agent, and, if that endorsement of any such item shall not be made for any reason, the Canadian Lender, the Agent and the Cash Management Bank are each hereby irrevocably authorized to endorse the same on behalf of the Credit Parties. For the purpose of this subsection 4.3(d), each Credit Party irrevocably hereby makes, constitutes and appoints the Agent (and all Persons designated by the Agent for that purpose, including, without limitation, the Cash Management Bank and the Canadian Lender) as such Credit Party's true and lawful attorney and agent-in-fact (i) to endorse the name of such Credit Party upon said items of payment and/or proceeds of Collateral of the Credit Parties and upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any account receivable of the Credit Parties or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof;
         (iii) to have access to any lockbox or postal box into which any mail of the Credit Parties is deposited; and (iv) open and process all mail addressed to the Credit Parties and deposited therein.

                  (e) The Agent (and all Persons designated by the Agent for such purpose, including, without limitation, the Cash Management Bank) may, at any time and from time to time after the occurrence and during the continuance of an Event of Default, whether before or after notification to any account debtor and whether before or after the maturity of any of the Obligations, (i) enforce collection of any accounts receivable or contract rights of the Credit Parties by suit or otherwise; (ii) exercise all of the rights and remedies of the Credit Parties with respect to proceedings brought to collect any accounts receivable; (iii) surrender, release or exchange all or any part of any accounts receivable of the Credit Parties, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any account receivable of the Credit Parties upon such terms, for such amount and at such time or times as the Agent deems advisable; (v) prepare, file and sign the names of the Credit Parties on any proof of claim in bankruptcy or other similar document against any account debtor indebted on an


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         account  receivable of the Credit  Parties;  and (vi) do all other acts and things which are necessary, in the Agent's sole discretion, to fulfill the Obligations of the Credit Parties under this Agreement and to allow the Agent to collect the accounts receivable. In addition to any other provision hereof or in any of the other Loan Documents, the Agent may at any time on or after the occurrence of an Event of Default, at the sole expense of the Credit Parties, notify any parties obligated on any of the accounts receivable of the Credit Parties to make payment directly to the Agent of any amounts due or to become due thereunder.

         4.4. FIXTURES, ETC. It is the intention of the parties hereto that (except for Collateral located on any Mortgaged Property) none of the Collateral shall become fixtures and each Credit Party will take all such reasonable action or actions as may be necessary to prevent any of the Collateral from becoming fixtures. Without limiting the generality of the foregoing, each Credit Party will, if requested by the Agent, use commercially reasonable efforts to obtain waivers of Liens, in form satisfactory to the Agent, from each lessor of real property on which any of the Collateral is or is to be located to the extent requested by the Agent.

         4.5. RIGHT OF AGENT TO DISPOSE OF COLLATERAL, ETC. Upon the occurrence and during the continuance of any Event of Default, subject to the provisions of the MA UCC or other applicable law, the Agent shall have the right to take possession of the Collateral and, in addition thereto, the right to enter upon any premises on which the Collateral or any part thereof may be situated and remove the same therefrom. The Agent may require the Credit Parties to make the Collateral (to the extent the same is moveable) available to the Agent at a place to be designated by the Agent or transfer any information related to the Collateral to the Agent by electronic medium. The Agent may in its discretion require any Credit Party to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of such Credit Party's principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Credit Parties at least seven (7) days' prior written notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the MA UCC) that reasonable notification be given of the time and place of such sale or other disposition. In addition, each Credit Party waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights and remedies hereunder.

         4.6. RIGHT OF AGENT TO USE AND OPERATE COLLATERAL, ETC. Upon the occurrence and during the continuance of any Event of Default, subject to the provisions of the MA UCC or other applicable law, the Agent shall have the right and power (a) to take possession of all or any part of the Collateral, and to exclude the Credit Parties and all Persons claiming under the Credit Parties wholly or partly therefrom, and thereafter to hold, store, and/or use, operate, manage and control the same, and (b) to grant a license to use, or cause to be granted a license to use, any or all of the Patents, Trademarks and Copyrights (in the case of Trademarks, along with the goodwill associated therewith), but


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subject to the terms of any licenses.  Upon any such taking of  possession,  the
Agent may, from time to time, at the expense of the Credit Parties, make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the Agent may deem proper. In any such case the Agent shall have the right to manage and control the Collateral and to carry on the business and to exercise all rights and powers of the Credit Parties in respect thereto as the Agent shall deem proper, including the right to enter into any and all such agreements with respect to the operation of the Collateral or any part thereof as the Agent may see fit; and the Agent shall be entitled to collect and receive all rents, issues, profits, fees, revenues and other income of the same and every part thereof. Such rents, issues, profits, fees, revenues and other income shall be applied to pay the expenses of holding and operating the Collateral and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Agent may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral or any part thereof, and all other payments which the Agent may be required or authorized to make under any provision of this Agreement (including legal costs and reasonable attorneys' fees). The Agent shall apply the remainder of such rents, issues, profits, fees, revenues and other income as provided in Section 4.7.

         4.7. PROCEEDS OF COLLATERAL. After deducting all reasonable costs and expenses of collection, storage, custody, sale or other disposition and delivery (including reasonable legal costs and attorneys' fees) and all other charges against the Collateral, the Agent shall apply the residue of the proceeds of any such sale or disposition to the Obligations in accordance with the terms hereof and any surplus shall be returned to the Credit Parties or to any Person or party lawfully entitled thereto. In the event the proceeds of any sale, lease or other disposition of the Collateral are insufficient to pay all of the
Obligations in full, the Credit Parties will be liable for the deficiency, together with interest thereon at the Post-Default Rate, and the cost and expenses of collection of such deficiency, including (to the extent permitted by
law),   without   limitation,   reasonable   attorneys'   fees,   expenses   and
disbursements.

         4.8. RELATION TO COLLATERAL DOCUMENTS. The provisions of this Agreement supplement the provisions of any real estate mortgage or deed of trust granted by any Credit Party to the Agent, for the benefit of the Lenders and the Agent, and which secures the payment or performance of any of the Obligations. Nothing contained in any such real estate mortgage or deed of trust shall derogate from any of the rights or remedies of the Agent or any of the Lenders hereunder. In addition, to the provisions of this Agreement being so read and construed with any such mortgage or deed of trust, the provisions of this Agreement shall be read and construed with the Collateral Documents referred to below in the manner so indicated.

                  (a) PLEDGE AGREEMENTS. Concurrently herewith each Credit Party is executing and delivering to the Agent, for the benefit of the Lenders and the Agent, a Pledge Agreement pursuant to which such Credit Party is pledging to the Agent (a) 100% of the shares of the Capital Stock of its Domestic Subsidiary or Subsidiaries, and/or Audubon


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         Europe,  as the case may be, (b) 65% of the shares of the Capital Stock of its Foreign Subsidiary or Subsidiaries (other than Audubon Europe) and (c) all promissory notes held by or payable to such Credit Party. Such pledge shall be governed by the terms of such pledge agreement and not by the terms of this Agreement.

                  (b) TRADEMARK AND PATENT AGREEMENTS. Concurrently herewith each Credit Party is executing and delivering to the Agent, for the benefit of the Lenders and the Agent, a Trademark Agreement and a Patent Agreement pursuant to which such Credit Party is assigning to the Agent, for the benefit of the Lenders and the Agent, certain Collateral consisting of trademarks, service marks and trademark and service mark rights, patent and patent rights, together with the goodwill appurtenant thereto. The provisions of the Trademark Agreement and the Patent Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Agreement or the Patent Agreement shall derogate from any of the rights or remedies of the Agent or any of the Lenders hereunder. Neither the delivery of, nor anything contained in, the Trademark Agreement or the Patent Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

                  (c) COPYRIGHT MORTGAGES, ETC. Concurrently herewith each Credit Party is also executing and delivering to the Agent, for the benefit of the Lenders and the Agent, for recording in the United States Copyright Office (the "COPYRIGHT OFFICE") a Memorandum of Grant of Security Interest in Copyrights. Such Credit Party represents and warrants to the Lenders and the Agent that such Copyright Mortgage identifies all now existing material copyrights and other rights in and to all material copyrightable works of such Credit Party, identified, where applicable, by title, author and/or Copyright Office registration number and date. Each Credit Party represents and warrants to the Lenders and the Agent that it has registered all material copyrights with the Copyright Office, as identified in such Copyright Mortgage. Each Credit Party covenants, promptly following such Credit Party's acquisition thereof, to provide to the Agent like identifications of all material copyrights and other rights in and to all material copyrightable works hereafter acquired by such Credit Party, to register such copyrights with the Copyright Office and to execute and deliver to the Agent, for the benefit of the Lenders and the Agent, a supplemental Memorandum of Grant of Security Interest in Copyrights, in form and substance satisfactory to the Agent, for the benefit of the Lenders and the Agent, modified to reflect such subsequent acquisitions and registrations.

         4.9. MARSHALLING. Neither the Agent nor any Lender shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Agent or any Lender hereunder and of the Agent or any Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to


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all other rights and remedies,  however existing or arising.  To the extent that it lawfully may, each Credit Party hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, such Credit Party hereby irrevocably waives the benefits of all such laws.

                                   ARTICLE 5.

                         REPRESENTATIONS AND WARRANTIES

         Each Credit Party represents and warrants to the Lenders, the Issuing Lender and the Agent, as to itself and each other Credit Party, that:

         5.1. ORGANIZATION; POWERS. Each of the Borrower and its Subsidiaries has been duly formed or organized and is validly existing and in good standing under the laws of its jurisdiction of organization or formation. Each of the Borrower and its Subsidiaries has all requisite power to own its property and authority to carry on its business as now conducted and as presently contemplated, and is qualified to do business in, and is in good standing and duly authorized to do business in, every jurisdiction where such qualification is required, except where the failure to have such power or authority or to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         5.2. AUTHORIZATION; ENFORCEABILITY. The borrowing of the Loans and the grant of security interests pursuant to the Loan Documents are within the power and authority of the Borrower and each of its Subsidiaries, as applicable, and have been duly authorized by all necessary action on the part of the Borrower and each of its Subsidiaries, as applicable. This Agreement and the other Loan Documents have been duly authorized, executed and delivered by the Borrower and each of its Subsidiaries, as applicable and constitute legal, valid and binding obligations of the Borrower and each of its Subsidiaries, as applicable, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         5.3. GOVERNMENTAL APPROVALS; NO CONFLICTS. The borrowing of the Loans and the grant of the security interests pursuant to the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority which has not been obtained, except as disclosed on SCHEDULE 5.3, (b) will not violate any applicable law, policy or regulation or the organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material term of any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries, or any of their assets, or give rise to a right thereunder to require any payment to be made by


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the Borrower or any of its Subsidiaries, and (d) except for the Liens created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         5.4.  FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

                  (a) The Credit Parties have heretofore delivered to the Agent and the Lenders the following financial statements:

                           (i) the consolidated balance sheets and statements of
                  operations and cash flows of the Borrower and its Subsidiaries, as of and for the fiscal years ended March 31, 2000, March 31, 2001, and March 31, 2002, audited and accompanied by an opinion of the Borrower's independent public accountants;

                           (ii) the  unaudited  consolidated  balance  sheet and
                  statements of operations and cash flows of the Borrower and its Subsidiaries, as of and for the fiscal year-to-date period ended September 30, 2002, certified by a Designated Financial Officer that such financial statements fairly present the financial condition of the Borrower and its Subsidiaries as at such date and the results of the operations of the Borrower and its Subsidiaries for the period ended on such date and that all such financial statements, including the related schedules and notes thereto have been prepared in all material respects in accordance with GAAP applied consistently throughout the periods involved, except as disclosed on
                  SCHEDULE 5.4; and

                           (iii) the projected consolidated balance sheets, statements of operations and cash flows, for the Borrower and its Subsidiaries for the fiscal years ended March 31, 2003 through March 31, 2007.

                  Except as disclosed on SCHEDULE 5.4, such financial statements (except for the projections) present fairly, in all material respects, the respective consolidated financial position and results of operations and cash flows of the respective entities as of such respective dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of such unaudited or pro forma statements. The projections were prepared by the Borrower in good faith and were based on assumptions that were reasonable when made.

                  (b) Except as disclosed on SCHEDULE 5.4, since September 30, 2002, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of the Borrower and its Subsidiaries from that set forth in the September 30, 2002 financial statements referred to in clause (ii) of paragraph (a) above.

                  (c) Neither the Borrower nor any of its Subsidiaries has on the Closing Date any contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated


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         losses from any unfavorable commitments in each case that are material, except as referred to or reflected or provided for in the financial statements described in this Section 5.4 or in SCHEDULE 5.4 annexed hereto, or as otherwise permitted pursuant to this Agreement.

                  (d) SCHEDULE 5.4(D) hereto contains the calculation of EBITDA and other financial information, including restructuring charges for the fiscal quarters ending March 31, 2002, June 30, 2002 and September 30, 2002.

         5.5.  PROPERTIES.

                  (a) Each of the Borrower and its Subsidiaries has good and marketable title to, or valid, subsisting and enforceable leasehold interests in, all of its Properties material to its business. All machinery and equipment of each of the Borrower and its Subsidiaries is in good operating condition and repair, and all necessary replacements of and repairs thereto have be made so as to preserve and maintain the value and operating efficiency of such machinery and equipment.

                  (b) Set forth on SCHEDULE 5.5 hereto is a complete list of all Patents, Trademarks and Copyrights. The Borrower and its Subsidiaries own, or are licensed to use, all Patents, Trademarks and Copyrights and other intellectual property material to their business (collectively, the "PROPRIETARY RIGHTS"), and to the knowledge of the Borrower and its Subsidiaries, the use thereof by the Borrower or any of its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

                  (c) SCHEDULE 5.5 clearly identifies all Patents, Trademarks and Copyrights that have been duly registered in, filed in or issued by the PTO or the United States Register of Copyrights (collectively, the "REGISTERED PROPRIETARY Rights"). The Registered Proprietary Rights have been properly maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States, as applicable. The Borrower and its Subsidiaries have taken commercially reasonable steps to protect their Registered
         Proprietary Rights and to maintain the confidentiality of all Proprietary Rights that are not generally in the public domain.

                  (d) As of the Closing Date, SCHEDULE 5.5 annexed hereto contains a true, accurate and complete list of (i) all Real Property Assets, whether owned or leased, and (ii) all leases, subleases or assignments of leases (together with all amendments, modifications, supplements, renewals or extensions of any thereof) affecting each Leasehold Property, regardless of whether the Borrower or any of its Subsidiaries is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in SCHEDULE 5.5, each agreement listed in clause (ii) of the immediately preceding sentence is in full force


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         and effect and neither the Borrower nor any of its Subsidiaries has any
         knowledge  of  any  default   that  has  occurred  and  is   continuing
         thereunder, and each such agreement constitutes the legal, valid and binding obligation of the Borrower and each of its Subsidiaries, as
         applicable,   enforceable   against  the   Borrower  and  each  of  its
         Subsidiaries, as applicable, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

         5.6.  LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) Except as set forth on SCHEDULE 5.6, there are no Environmental Actions of any kind by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower and its Subsidiaries, threatened against or affecting the Borrower or any of its Subsidiaries that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby.

                  (b) The Borrower and its Subsidiaries have taken all necessary steps to investigate the past and present condition and usage of the Real Property Assets and the operations conducted thereon and, based upon such diligent investigation, have determined, except as set forth on SCHEDULE 5.6, that:

                           (i) none of the  Borrower,  its  Subsidiaries  or any
                  operator of the Real Property Assets currently or formerly owned, leased or operated by the Borrower, any of its Subsidiaries or any predecessor-in-interest or any operations thereon are in violation or alleged violation, in any material respect, of any Environmental Laws;

                           (ii) neither the Borrower nor any of its Subsidiaries
                  has become subject to any Environmental Liabilities and do not know of any basis for any Environmental Liabilities, in each case, which would have a Material Adverse Effect;

                           (iii) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (A) that any one of them has been identified by a Governmental Authority as a potentially responsible party under Environmental Law; (B) that the Borrower, its Subsidiaries or any predecessor-in-interest has generated, transported or disposed of any Hazardous Materials at any site at which a Governmental Authority has conducted or has ordered a party to conduct a Remedial Action, removal or other response action pursuant to any Environmental Law; or (C) that the Borrower or any of its Subsidiaries is or shall be a named party to any Environmental Action arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the Release of Hazardous Materials;


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                           (iv)  (A) no  portion  of the  Real  Property  Assets
                  currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries has been used for the generation, handling, processing, storage or disposal of
                  Hazardous   Materials  except  in  material   accordance  with
                  applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Materials is located on any portion of the Real Property Assets currently or formerly owned, leased or operated by the Borrower or any of its Subsidiaries; (B) in the course of any
                  activities   conducted   by  the   Borrower   or  any  of  its
                  Subsidiaries or operators of its properties, no Hazardous Materials have been generated or are being used on the Real
                  Property  Assets  currently  or  formerly  owned,   leased  or
                  operated by the Borrower or any of its Subsidiaries except in material accordance with applicable Environmental Laws; (C) there have been no Releases (i.e. any past or present releasing,  spilling,  leaking,  pumping,  pouring,  emitting,
                  emptying,  discharging,   injecting,  escaping,  disposing  or
                  dumping) or threatened Releases of Hazardous Materials on, upon, into or from the properties of the Borrower or any of its Subsidiaries, which Releases would have a material adverse effect on the value of any of the Real Property Assets or adjacent properties; (D) to the best knowledge of the Borrower and its Subsidiaries, there have been no generation, storage, disposal or Releases on, upon, from or into any real property in the vicinity of any of the Real Property Assets which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, any Real Property Asset; and (E) in addition, any Hazardous Materials that have been generated on any of the Real Property Assets currently or formerly owned, leased or operated by the Borrower, any of its Subsidiaries or any predecessor-in-interest have been transported offsite only by
                  carriers  having  an  identification   number  issued  by  any
                  Governmental  Authority,   treated  or  disposed  of,  to  the
                  knowledge of the Borrower or any of its Subsidiaries, only by treatment or disposal facilities maintaining valid permits as
                  required   under   applicable    Environmental   Laws,   which
                  transporters and facilities have been and are, to the best knowledge of the Borrower and its Subsidiaries, operating in
                  material   compliance   with  such   permits  and   applicable
                  Environmental Laws; and

                           (v) none of the Borrower,  its Subsidiaries or any of
                  the Real Property Assets are subject to any applicable Environmental Law requiring the performance of Hazardous Material site assessments, or the removal or remediation of Hazardous Materials, or the giving of notice to any Governmental Authority or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.


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                  (c) Since the  Closing  Date,  there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has had, or materially increased the likelihood of having, a Material Adverse Effect.

         5.7.  COMPLIANCE  WITH  LAWS AND  AGREEMENTS.  Except  as set  forth on
SCHEDULE 5.7, each of the Borrower and its Subsidiaries is in material compliance with all laws, decrees, judgments, licenses, rules, regulations, policies, permits, approvals and orders of any Governmental Authority applicable to it, its property or the operation of its business and all material terms of indentures, agreements and other instruments binding upon it or its property.

         5.8. INVESTMENT AND HOLDING COMPANY STATUS. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended,
(b) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended or (c) a "bank holding company" as defined in, or subject to regulation under, the Bank Holding Company Act of 1956, as amended.

         5.9. TAXES. Except as set forth on SCHEDULE 5.9, each of the Borrower and its Subsidiaries has timely made, filed or caused to be filed all Tax returns, declarations and reports required to have been filed or made and has paid or caused to be paid all Taxes required to have been paid by it, except (a) as of the Closing Date, Taxes that are being contested in good faith by appropriate  proceedings,  so long as  such  contest  operates  to  suspend  the enforcement of compliance therewith, the collection thereof and/or the imposition of any penalty, fine or Lien with respect thereto, and for which the Borrower or any of its Subsidiaries has set aside on its books adequate reserves with respect thereto in accordance with GAAP, which reserves shall be acceptable to Agent and (b) after the Closing Date, as permitted by Section 7.4. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and none of the officers of the Borrower or any of its Subsidiaries knows of any basis for any such claim.

         5.10. ERISA. Except as set forth on SCHEDULE 5.10, neither the Borrower nor any of its Subsidiaries has any Pension Plans. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan. Neither the Borrower nor any of its Subsidiaries has a present intention to terminate any Pension Plan (except in connection with the transactions described in Schedules 8.4(b) and 8.4(c)), with respect to which the Borrower or any of its Subsidiaries would incur a cost of more than $100,000 to terminate such Plan, including amounts required to be contributed to fund such Plan upon termination thereof and all costs and expenses associated therewith, including, without limitation, attorneys' and actuaries' fees and expenses in connection with such termination and reasonable expenses and settlement or judgment costs and attorneys' fees and expenses in connection with any litigation related to such termination.


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

         5.11. DISCLOSURE. As of the Closing Date, the Borrower and its Subsidiaries have disclosed to the Agent all material agreements, instruments and corporate or other restrictions to which the Borrower or any of its Subsidiaries is subject after the Closing Date, and all other matters known to the Borrower or any of its Subsidiaries, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The organizational structure of the Borrower and its Subsidiaries is as set forth on
SCHEDULE 5.12 annexed hereto. The information, reports, financial statements, exhibits and schedules furnished at or prior to the Closing Date in writing by or on behalf of the Borrower and its Subsidiaries to the Agent in connection with the negotiation, preparation or delivery of this Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, on the Closing Date, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. All written information furnished after the Closing Date by the Borrower and its Subsidiaries to the Agent and/or the Lenders in connection with this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of pro forma information and projections) prepared in good faith based on reasonable assumptions, on the date as of which such information is stated or certified. There is no fact known to the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Agent for use in connection with the transactions contemplated hereby or thereby.

         5.12. CAPITALIZATION. As of the Closing Date, the capital structure and ownership of the Subsidiaries of the Borrower are correctly described on
SCHEDULE 5.12. As of the Closing Date, the authorized, issued and outstanding Capital Stock of the Borrower and each of its Subsidiaries consists of the Capital Stock described on SCHEDULE 5.12, all of which is duly and validly issued and outstanding, fully paid and nonassessable. Except as set forth on
SCHEDULE 5.12, as of the Closing Date, (x) there are no outstanding Equity Rights with respect to the Borrower or any of its Subsidiaries and, (y) there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of Capital Stock of or other interest in the Borrower or any of its Subsidiaries, nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

         5.13.  SUBSIDIARIES.

                  (a) Set forth on SCHEDULE 5.13 is a complete and correct list of all Subsidiaries of the Credit Parties as of the Closing Date, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership



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         interests  held by each such Person and the  percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in SCHEDULE 5.13, (x) each Credit Party and its respective Subsidiaries owns, free and clear of all Liens (other than Liens permitted hereunder), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in SCHEDULE 5.13, (y) all of the issued and outstanding Capital Stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                  (b) Except as set forth on SCHEDULE 8.8, as of the Closing Date, neither the Borrower nor any of its Subsidiaries is subject to any indenture, agreement, instrument or other arrangement containing any provision of the type described in Section 8.8 ("RESTRICTIVE AGREEMENTS"), other than any such provision the effect of which has been unconditionally, irrevocably and permanently waived.

                  (c) Each of the Domestic Subsidiaries (other than CM Insurance Company, Inc.) is a Guarantor and a Credit Party hereunder.

         5.14.  MATERIAL INDEBTEDNESS, LIENS AND AGREEMENTS.

                  (a) SCHEDULE 5.14 hereto contains a complete and correct list, as of the Closing Date, of any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries in an amount in excess of $100,000, and the aggregate principal or face amount outstanding or that may become outstanding with respect thereto is correctly described on
         SCHEDULE 5.14.

                  (b) SCHEDULE 5.14 hereto contains a complete and correct list, as of the Closing Date, of each Lien (other than the Liens in favor of the Agent) securing Indebtedness of any Person and covering any property of the Borrower or any of its Subsidiaries, and the aggregate Indebtedness secured (or which may be secured) by each such Lien and the Property covered by each such Lien is correctly described in the appropriate part of SCHEDULE 5.14.

                  (c) SCHEDULE 5.14 hereto contains a complete and correct list, as of the Closing Date, of each contract and arrangement to which the Borrower or any of its Subsidiaries is a party for which breach, nonperformance, cancellation or failure to renew would have a Material Adverse Effect other than purchase orders made in the ordinary course of business and subject to customary terms.

                  (d) To the extent requested by the Agent, true and complete copies of each agreement listed on the appropriate part of SCHEDULE
         5.14 have been delivered to the Agent, together with all amendments, waivers and other modifications thereto. All such agreements are valid, subsisting, in full force and effect, are currently binding and will continue to be binding upon the Borrower and each of its Subsidiaries that is a party thereto and, to the best knowledge of the Borrower and


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         its Subsidiaries,  binding upon the other parties thereto in accordance with their terms. The Borrower and its Subsidiaries are not in default under any such agreements, the occurrence of which could have a Material Adverse Effect.

         5.15. FEDERAL RESERVE REGULATIONS. Neither the Borrower nor any of its Subsidiaries is engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The making of the Loans hereunder, the use of the proceeds thereof as contemplated hereby, and the security arrangements contemplated by the Loan Documents, will not violate or be inconsistent with any of the provisions of Regulations T, U, or X of the Board.

         5.16. SOLVENCY. As of the Closing Date and after giving effect to the initial Loans hereunder and the consummation of the transactions contemplated hereby and by the Senior Note Documents:

                  (a) the aggregate value of all properties of the Borrower and its Subsidiaries at their present fair saleable value on a going concern basis (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for such properties within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries;

                  (b)  the  Borrower  and  its  Subsidiaries   will  not,  on  a
         consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted; and

                  (c) the Borrower and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

         5.17. FORCE MAJEURE. Since September 30, 2002, none of the business, properties and other assets of the Borrower and its Subsidiaries is affected by any fire or other casualty, strike, lockout or other labor trouble, embargo, sabotage, confiscation, contamination, riot, civil disturbance, activity of armed forces or act of God that has or could reasonably be expected to have a Material Adverse Effect.

         5.18. ACCOUNTS RECEIVABLE. The Agent may rely, in determining which accounts receivable are Eligible Accounts, on all statements and representations made by the Credit Parties with respect to such accounts receivable. Unless otherwise indicated to the Agent in writing:

                  (a) Each account receivable is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;


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                  (b) Each account  receivable  arises out of a completed,  bona fide sale and delivery of goods or rendition of services by a Credit Party in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Credit Party and the account debtor, and, in the case of goods, title to the goods has passed from the Credit Party to the account debtor;

                  (c) Each account receivable is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to the Agent;

                  (d) Each account receivable, and the Agent's security interest therein, is not, and will not (by voluntary act or omission of the Credit Parties) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by the Agent to be immaterial, and each such account receivable is absolutely owing to one of the Credit Parties and is not contingent in any respect or for any reason;

                  (e) No Credit Party has made any agreement with any account debtor for any extension, compromise, settlement or modification of any account receivable or any deduction therefrom, except discounts or allowances which are granted by the Credit Parties in the ordinary course of their businesses for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Borrowing Base Certificates and Collateral Update Certificates furnished to the Agent hereunder;

                  (f) To the best knowledge of the Credit Parties, the account debtor under each account receivable had the capacity to contract at the time any contract or other document giving rise to an account receivable was executed and such account debtor is not insolvent; and

                  (g) To the best knowledge of the Credit Parties, there are no proceedings or actions which are threatened or pending against any account debtor which might result in any material adverse change in such account debtor's financial condition or the collectability of any account receivable.

         5.19.  LABOR AND EMPLOYMENT MATTERS.

                  (a) Except as set forth on SCHEDULE 5.19, (A) to the knowledge of the Borrower or any of its Subsidiaries, no employee of the Borrower or any of its Subsidiaries is represented by a labor union, no labor union has been certified or recognized as a representative of any such employee, and the Borrower and its Subsidiaries do not have any obligation under any collective bargaining agreement or other agreement with any labor union or any obligation to recognize or deal with any labor union, and there are no such contracts or other agreements


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

         pertaining to or which determine the terms or conditions of employment of any employee of the Borrower or any of its Subsidiaries; (B) to the knowledge of the Borrower or any of its Subsidiaries, there are no pending or threatened representation campaigns, elections or proceedings; (C) the Borrower and its Subsidiaries do not have knowledge of any strikes, slowdowns or work stoppages of any kind, or threats thereof, and no such activities occurred during the 24-month period preceding the Closing Date; (D) neither the Borrower nor any of its Subsidiaries has engaged in, admitted committing or been held to have committed any unfair labor practice; and (E) to the knowledge of the Borrower or any of its Subsidiaries, there are no controversies or grievances between the Borrower or any of its Subsidiaries and any of its employees or representatives thereof; in each case, which would have a Material Adverse Effect.

                  (b) Except as set forth on SCHEDULE 5.19, the Borrower and its Subsidiaries have at all times complied in all material respects, and are in material compliance with, all applicable laws, rules and regulations respecting employment, wages, hours, compensation, benefits, and payment and withholding of taxes in connection with employment.

                  (c) Except as set forth on SCHEDULE 5.19, to the knowledge of the Borrower or any of its Subsidiaries, the Borrower and its Subsidiaries have at all times complied with, and are in compliance with, all applicable laws, rules and regulations respecting occupational health and safety, whether now existing or subsequently amended or enacted, including, without limitation, the Occupational Safety & Health Act of 1970, 29 U.S.C. Section 651 et seq. and the state analogies thereto, all as amended or superseded from time to time, and any common law doctrine relating to worker health and safety, except for noncompliance which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.20. BANK ACCOUNTS. SCHEDULE 5.20 lists all banks and other financial institutions at which the Borrower and each of its Subsidiaries maintains deposits and/or other accounts as of the Closing Date, and such Schedule correctly identifies the name and address of each depository, the name in which the account is held, a description of the purpose of the account, and the complete account number.

         5.21. OBLIGATIONS AS SENIOR DEBT. The Obligations constitute Senior Debt (as defined in the Senior Subordinated Note Indenture) and Designated Senior Debt (as defined in the Senior Subordinated Note Indenture). As such, all of the Obligations (and the Agent and Lenders) are entitled to the benefits of each of the subordination and other provisions contained in the Senior Subordinated Note Indenture which are available in respect of Senior Debt and Designated Senior Debt (and to the holders thereof), and each of such subordination and other provisions is in full force and effect and enforceable in accordance with its terms.

         5.22. SENIOR SUBORDINATED NOTE DOCUMENTS AND SENIOR NOTE DOCUMENTS. The Credit Parties have heretofore furnished to the Agent true, complete and correct copies of each of the Senior Subordinated Note Documents and the Senior Note


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Documents  (including  schedules,  exhibits  and  annexes  thereto).  The Senior
Subordinated Note Documents and the Senior Note Documents have not been amended, supplemented or modified, and constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby, except for amendments thereto delivered to, and approved by the Agent. Each of the Senior Subordinated Note Documents and the Senior Note Documents is in full force and effect, and neither the Borrower nor any of its Subsidiaries is in default under any of such documents.

         5.23. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which the Borrower or any of its Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrower or any of its Subsidiaries could obtain from third parties, none of the officers, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                                   ARTICLE 6.

                                   CONDITIONS

         6.1. CLOSING DATE. The obligations of the Lenders to make Revolving Loans, of the Lenders to make Term Loans, and of the Issuing Lender to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 11.2):

                  (a) CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by the Credit Parties of the Loan Documents shall have been duly and effectively taken, and satisfactory evidence thereof shall have been provided to the Agent.

                  (b) LOAN DOCUMENTS, ETC. Each of the Loan Documents shall have been duly and properly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect in a form satisfactory to the Agent.

                  (c) SENIOR SUBORDINATED NOTE DOCUMENTS. Certified copies of the Senior Subordinated Note Documents as amended and in effect on the Closing Date shall have been delivered to the Agent.

                  (d) TRANCHE B LOAN DOCUMENTS. Certified copies of the Tranche B Loan Documents (as defined in the Existing Credit Agreement) as amended and in effect on the Closing Date shall have been delivered to the Agent.


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                  (e)  ORGANIZATIONAL  STRUCTURE.  The corporate  organizational structure, capitalization and ownership of the Credit Parties, shall be as set forth on SCHEDULES 5.12 and 5.13 annexed hereto. The Agent shall have had the opportunity to review, and shall be satisfied with, the Credit Parties' state and federal tax assumptions, and the ownership, capital, organization and structure of the Credit Parties.

                  (f) OFFICER'S CERTIFICATE; GOOD STANDING CERTIFICATES. The Agent shall have received from each Credit Party a certificate as to the good standing of each from the Secretary of State or other appropriate official of the jurisdiction of its organization, dated no earlier than November 1, 2002. The Agent shall also have received from each Credit Party a certificate of an authorized officer certifying the following attachments thereto: (a) a copy of its certificate or articles of incorporation, partnership agreement or constitutive documents, in each case as amended to date, certified by the Secretary of State or other appropriate official of the jurisdiction of its organization, (b) a true and correct copy of its by-laws, including all amendments thereto, as applicable (c) a true and correct copy of the resolutions of its board of directors authorizing the transactions contemplated under this Agreement and under the other Loan Documents. Such Officer's Certificate shall also give the name and bear a specimen signature of each individual who shall be authorized (i) to sign the Loan Documents, to which such Credit Party is a party on behalf of such Credit Party; (ii) to make an Advance Request and a request for a Letter of Credit, as applicable; and (iii) to give notices and to take other action on such Credit Party's behalf under the Loan Documents to which such Credit Party is a party.

                  (g) EXISTENCE AND GOOD STANDING. The Agent shall have received such documents and certificates as the Agent or Special Counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Credit Parties, this Agreement or the other Loan Documents, all in form and substance reasonably satisfactory to the Agent and Special Counsel.

                  (h) SECURITY INTERESTS IN PERSONAL AND REAL PROPERTY. The Agent shall have received evidence satisfactory to it that the Credit Parties shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments and made or caused to be made all such filings and recordings (other than filings or recordings to be made by the Agent on or after the Closing Date) that may be necessary or, in the opinion of the Agent, desirable in order to create in favor of the Agent, for the benefit of the Lenders, valid and (upon such filing and recording) perfected First Priority security interests in the entire personal and real property Collateral and the Canadian Collateral.

                  (i) LEASES; LANDLORD'S WAIVERS AND CONSENTS. In the case of each Material Leasehold Property existing as of the Closing Date,


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         copies of the lease, and all amendments thereto, between the applicable
         Credit Party and the landlord or tenant party thereto, together with a Landlord's Waiver and Consent with respect thereto and where required by the terms of any lease, the consent of the mortgagee, ground lessor or other party.

                  (j)  ENVIRONMENTAL  REPORTS.  The Agent  shall  have  received reports and other information, in form, scope and substance satisfactory to the Agent, regarding environmental matters relating to such Real Property Assets as the Agent shall require, which reports shall include Phase I and/or Phase II environmental assessments as specified by the Agent for each such Real Property Asset, which conform to the ASTM Standard Practice for Environmental Site Assessments, and the Agent shall be satisfied with the results of such reports and other information. Such reports shall be conducted by one or more environmental consulting firms reasonably satisfactory to the Agent. The Credit Parties shall deliver a similar satisfactory environmental assessment prior to the acquisition of any future Real Property Asset.

                  (k) EVIDENCE OF INSURANCE. The Agent shall have received certificates from the Credit Parties' insurance brokers that all insurance required to be maintained pursuant to Section 7.5 is in full force and effect and that the Agent on behalf of the Lenders has been named as additional insured or loss payee thereunder to the extent required under Section 7.5.

                  (l) NECESSARY GOVERNMENTAL PERMITS, LICENSES AND AUTHORIZATIONS AND CONSENTS; ETC. The Credit Parties shall have obtained all other permits, licenses, authorizations and consents from all other Governmental Authorities and all consents of other Persons with respect to Material Indebtedness, Liens and material agreements listed on SCHEDULE 5.14 (and so identified thereon) annexed hereto, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents, and each of the foregoing shall be in full force and effect, in each case other than those the failure to obtain or maintain which, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. No action, request for stay, petition for review or rehearing, reconsideration or appeal with respect to any of the foregoing shall be pending, and the time for any applicable Governmental Authority to take action to set aside its consent on its own motion shall have expired.

                  (m) TRANCHE B FINANCING. On or prior to the Closing Date, the Agent shall have received evidence that the Tranche B Financing (as defined in the Existing Credit Agreement) shall have been consummated and that the Borrower has received net cash proceeds from the Tranche B Financing in an aggregate amount of not less than $65,000,000 and that the Borrower has deposited such net cash proceeds into an account of the Borrower maintained with the Cash Management Bank.

                  (n)  EXISTING  INDEBTEDNESS;   LIENS.  The  Agent  shall  have
         received evidence that all principal, interest, and other amounts owing


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         in respect of all Existing  Indebtedness  of the Credit  Parties (other than  Indebtedness  permitted to remain  outstanding in accordance with
         Section 8.1 hereof) will be repaid in full as of the Closing Date, and that with respect to all Indebtedness permitted to remain outstanding in accordance with Section 8.1 hereof, any defaults or events of
         default   existing  as  of  the  Closing  Date  with  respect  to  such
         Indebtedness will be cured or waived immediately following the funding of the initial Loans. The Agent shall have received evidence that as of the Closing Date, the Property of the Credit Parties is not subject to any Liens (other than Liens permitted to remain outstanding in accordance with Section 8.2 hereof).

                  (o) FINANCIAL STATEMENTS; PROJECTIONS. The Agent shall have received the certified financial statements and projections referred to in Section 5.4 hereof and the same shall not be inconsistent with the information previously provided to the Agent.

                  (p) FINANCIAL OFFICER CERTIFICATE. The Agent shall have received a certificate, dated the Closing Date and signed by a Designated Financial Officer, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 6.2 on the Closing Date.

                  (q) NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change (in the reasonable opinion of the Agent) in the businesses, operations, properties (including tangible properties), or conditions (financial or otherwise), assets, liabilities or income of the Credit Parties, taken as a whole, since September 30, 2002.

                  (r) OPINION OF COUNSEL TO CREDIT PARTIES. The Agent shall have received favorable written opinions (addressed to the Agent and dated the Closing Date) of

                           (i) Opinion of Phillips,  Lytle, Hitchcock,  Blaine &
                  Huber LLP, special counsel to the Credit Parties, covering such matters relating to the Credit Parties, this Agreement, the other Loan Documents or the transactions contemplated hereby as the Agent shall reasonably request;

                           (ii) Opinion of Hodgson Russ LLP, bond counsel to the
                  Credit Parties regarding the Senior Indenture Notes;

                           (iii) Opinion of Blake, Cassels & Graydon LLP, Canadian local counsel to the Canadian Borrowers;

                           (iv) Opinion of Shook, Hardy & Bacon L.L.P., Missouri
                  local counsel to Audubon West, Inc. and LICO Steel, Inc.;

                           (v) Opinion of Brune & Neff,  Oklahoma  local counsel
                  to Crane Equipment & Service, Inc.;


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                           (vi) Opinion of Linklaters  Loesch,  Luxembourg local
                  counsel to Audubon Europe;

                           (vii) Opinion of Theodore Hadzi-Antich, environmental
                  counsel to the Credit Parties; and

                           (viii) Opinion of Timothy R. Harvey,  Manager - Legal
                  Affairs of the Borrower.

                  (s) BORROWING BASE AND COLLATERAL UPDATE CERTIFICATES. A Designated Financial Officer shall have executed and delivered to the Agent a Collateral Update Certificate substantially in the form of EXHIBIT B-2 annexed hereto, which Collateral Update Certificate shall show Domestic Excess Availability under the Revolving Credit Commitments of not less than $15,000,000 (after giving effect to the payment of all sums and expenses, the issuance of all Letters of Credit and the funding of all Loans to be paid, issued or funded on the Closing Date).

                  (t) LOCKBOX ACCOUNTS/CONTROLLED ACCOUNTS. The Credit Parties shall have established such Lockbox Accounts and Controlled Accounts with the Cash Management Bank and such other financial institutions as may be approved by the Agent as required in accordance with Section 4.3 hereof, and shall have entered into all Lockbox Agreements, Control Agreements and/or blocked account agreements as shall be required by the Agent.

                  (u) COMMERCIAL FINANCE EXAMINATION. The Agent shall have received and be satisfied with the results of a commercial finance examination of the accounts receivable and inventory of the Credit Parties.

                  (v) INVENTORY APPRAISAL. The Agent shall have received and be satisfied with the results of an appraisal of the inventory of the Credit Parties.

                  (w) APPRAISAL. The Agent shall have received MAI Appraisal dated as of a recent date for each of the Eligible Fixed Assets and Real Property Assets in form and substance satisfactory to the Agent.

                  (x) SOLVENCY CERTIFICATE. The Agent shall have received an officer's certificate of the Borrower dated as of the Closing Date as to the solvency of the Borrower and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Agent.

                  (y) TITLE INSURANCE. The Agent shall have received a Title Policy covering each Mortgaged Property (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the


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         Title  Insurance  Company  and in  amounts  satisfactory  to the Agent, insuring the interest of the Agent and each of the Lenders as mortgagee under the Mortgages.

                  (z) FEES AND EXPENSES. The Agent and the Issuing Lender shall have received all fees and other amounts due and payable to such Person and Special Counsel at or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

                  (aa) OTHER DOCUMENTS. The Agent shall have received all material contracts, instruments, opinions, certificates, assurances and other documents as the Agent or any Lender or Special Counsel shall have reasonably requested and the same shall be reasonably satisfactory to each of them.

         6.2. EACH EXTENSION OF CREDIT. The obligation of each Lender and the Canadian Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Credit Party set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, both before and after giving effect thereto and to the use of the proceeds thereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be or have been true and correct as of such specific date and PROVIDED that, to the extent any change in circumstances expressly permitted by this Agreement causes any representation and warranty set forth herein to no longer be true, such representation and warranty shall be deemed modified to reflect such change in circumstances).

                  (b) PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Agent and the Agent's Special Counsel, and the Lenders, the Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

                  (c) NO DEFAULTS. At the time of, and immediately after giving effect to, such Borrowing, or (as applicable) the date of issuance, amendment, renewal or extension of such Letter of Credit, no Default shall have occurred and be continuing.


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                                   ARTICLE 7.

                              AFFIRMATIVE COVENANTS

         Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Credit Party covenants and agrees with the Agent and the Lenders that:

         7.1. FINANCIAL STATEMENTS AND OTHER INFORMATION. The Credit Parties will furnish to the Agent and each Lender:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower and its Subsidiaries:

                           (i) consolidated and consolidating statements of operations and cash flows of the Borrower and its Subsidiaries for such fiscal year and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and consolidated statements of shareholders' equity for such fiscal year, and

                           (ii) an opinion of independent certified public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) stating that the consolidated financial statements referred to in the preceding clause (i) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP.

                  (b) as soon as available and in any event within 45 days after the end of each fiscal quarter of the Borrower and its Subsidiaries:

                           (i) consolidated and consolidating statements of operations and the consolidated statements of cash flows of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the respective fiscal year to the end of such fiscal quarter, and the related consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, and the corresponding figures for the budgets (except with respect to consolidating balance sheets) most recently delivered to the Agent for such period, and


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                           (ii) a certificate of a Designated Financial Officer,
                  which  certificate  shall  state  that said  consolidated  and
                  consolidating   financial   statements   referred  to  in  the
                  preceding clause (i) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the omission of footnotes) in accordance with GAAP;

                  (c) as soon as available and in any event within 30 days after the end of each of the first 11 months in each fiscal year of the Borrower and its Subsidiaries:

                           (i) consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for such month and for the period from the beginning of the respective fiscal year to the end of such month, and the related consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated figures for the corresponding period in the preceding fiscal year, and the corresponding figures for the budgets most recently delivered to the Agent for such period, and

                           (ii) a certificate of a Designated Financial Officer,
                  which certificate shall state that said consolidated financial statements referred to in the preceding clause (i) fairly present in all material respects the consolidated financial condition and results of operations of the Borrower and its Subsidiaries, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments and the omission of footnotes) in accordance with GAAP;

                  (d) as soon as available and in any event within 30 days after the beginning of each fiscal year of the Borrower and its Subsidiaries, statements of budgeted consolidated and consolidating income and the consolidated statements of cash flows for the Borrower and its Subsidiaries for each fiscal month in such period and a budgeted consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of each fiscal month in such period, and the projected Domestic Excess Availability as of the last day of each fiscal month in such period, together with supporting assumptions which shall be reasonable when made, all prepared in good faith in reasonable detail and consistent with the Borrower's past practices in preparing budgets and otherwise reasonably satisfactory in scope to the Agent;

                  (e) as soon as available and in any event (i) within 90 days after the end of each fiscal year, a Compliance Certificate duly executed by a Designated Financial Officer with respect to the annual financial statements delivered pursuant to subsection (a)(i) above,
         (ii) within 45 days after the end of each fiscal quarter of the Borrower and its Subsidiaries, a Compliance Certificate duly executed


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         by a  Designated  Financial  Officer  with  respect  to  the  quarterly financial statements delivered pursuant to subsection 7.1(b)(i) above, and (iii) within 30 days after the end of each fiscal month of the Borrower and its Subsidiaries, a Compliance Certificate duly executed by a Designated Financial Officer with respect to the monthly financial statements delivered pursuant to subsection 7.1(c)(i) above;

                  (f) as soon as available and in any event no later than 1:00 p.m. (Boston time) on Wednesday of each week (or, if such day is not a Business Day, on the preceding Business Day)(or with such greater frequency as the Agent may reasonably request), a Borrowing Base Certificate in the form attached hereto as EXHIBIT B-1, with respect to the Collateral of the Borrower as of the close of business on the previous Friday (or, if such day is not a Business Day, on the preceding Business Day) (PROVIDED that inventory and the total ineligible accounts may be calculated as of the close of business on the last Business Day of the previous month), together with such other information relating to the Collateral as the Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                  (g) as soon as available and in any event within thirty (30) days after the end of each month with respect to such month (or more frequently if requested by the Agent), (i) a Borrowing Base Certificate in the form attached hereto as EXHIBIT B-1 (ii) a Collateral Update Certificate in the form attached hereto as EXHIBIT B-2, (iii) an Accounts Receivable/Loan Reconciliation Report in the form attached hereto as EXHIBIT B-3, (iv) a summary of inventory by type and location, (v) an accounts receivable aging report (which report shall contain amounts denominated in U.S. Dollars), and (vi) such other information relating to the Collateral as the Agent shall reasonably request, in each case, accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                  (h) as soon as available and in any event no later than 1:00 p.m. (Boston time) on each day that the Borrower makes any request for any Borrowing hereunder, an Advance Request in the form attached hereto as EXHIBIT B-4;

                  (i) as soon as available and in any event no later than 45 days after the last Business Day of each calendar quarter, a Term Loan Borrowing Base Certificate in the form attached hereto as EXHIBIT B-5, together with an updated list of Eligible Fixed Assets and such other information relating to the Term Loan Borrowing Base Collateral as the Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Agent shall reasonably request;

                  (j) as soon as available and in any event within ten (10) days after the end of each month (or more frequently if requested by the Agent), a rolling thirteen (13) week cash flow projection, of the Borrower and its Subsidiaries in a form and in such details as is


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

         reasonably satisfactory to the Agent, updating the prior cash flow projection and, for prior periods ending up to one week prior to the date of the report, showing actual performance and any variances of actual performance from projected performance;

                  (k) promptly upon receipt thereof, copies of all management letters and accountants' letters received by the Credit Parties; (l) promptly after submission to any Governmental Authority, all documents and information furnished to such Governmental Authority in connection with any investigation of any Credit Party other than routine inquiries by such Governmental Authority;

                  (m) as soon as possible and in any event within five (5) days after execution, receipt or delivery thereof, copies of any material notices that any Credit Party executes or receives in connection with any Material Indebtedness (including, without limitation, the Senior Subordinated Notes and the Senior Notes);

                  (n) as soon as possible and in any event within five (5) days after execution, receipt or delivery thereof, copies of any material notices that any Credit Party executes or receives in connection with the sale or other Disposition of the Capital Stock of, or all or substantially all of the assets of, any Credit Party;

                  (o) promptly after the sending or filing thereof, copies of all statements, reports and other information any Credit Party sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange; and

                  (p) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Credit Parties, or compliance with the terms of this Agreement, as the Agent or any Lender may reasonably request.

         7.2. NOTICES OF MATERIAL EVENTS. The Credit Parties will furnish to the Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default hereunder or under any of the Senior Subordinated Note Documents or Senior Note Documents;

                  (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting any Credit Party or Affiliate (i) with respect to any claim in excess of $100,000 or (ii) that, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

                  (c) the occurrence of any ERISA Event related to the Plan of any Credit Party or knowledge after due inquiry of any ERISA Event related to a Plan of any other ERISA Affiliate that, alone or together


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         with any other ERISA Events that have  occurred,  could  reasonably  be expected to result in liability of the Credit Parties in an aggregate amount exceeding $100,000; and

                  (d) any other development that has, or could reasonably be expected to have, a Material Adverse Effect.

Each notice delivered under this Section 7.2 shall be accompanied by a statement of a Designated Financial Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         7.3. EXISTENCE; CONDUCT OF BUSINESS. The Borrower and each of its Subsidiaries shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; PROVIDED that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or any discontinuance or sale of such business permitted under Section 8.4.

         7.4. PAYMENT OF OBLIGATIONS. The Borrower and each of its Subsidiaries shall pay its obligations, including Tax liabilities, in an amount in excess of $100,000 before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, so long as such contest operates to suspend the enforcement of compliance therewith, the collection thereof and/or the imposition of any penalty, fine or Lien with respect thereto and (b) such Person has set aside on its books adequate reserves with respect thereto in accordance with GAAP, which reserves shall be acceptable to Agent.

         7.5. MAINTENANCE OF PROPERTIES; INSURANCE. The Borrower and each of its Subsidiaries shall (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain insurance, with financially sound and reputable insurance companies, as may be required by law and such other insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations, including, without limitation, business interruption and product liability insurance. Such insurance shall be in such minimum amounts that such Person will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent. Without limiting the generality of the foregoing, the Borrower and each of its Subsidiaries will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, in each case with such insurance companies, in such amounts, with such deductibles, and covering such terms and risks as are at all times satisfactory to the Agent in its commercially reasonable judgment. All general liability and other liability policies with respect to the Credit Parties shall name the Agent for the benefit of the Lenders as an additional insured thereunder as its interests may appear, and all business interruption and


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casualty  insurance  policy shall contain a loss payable clause or  endorsement, satisfactory in form and substance to the Agent, that names the Agent for the benefit of the Lenders as the loss payee thereunder. All policies of insurance shall provide for at least 30 days prior written notice to the Agent of any modifications or cancellation of such policy.

         7.6. BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower and each of its Subsidiaries shall keep proper books of record and account in which entries are made of all dealings and transactions in relation to its business and activities which fairly record such transactions and activities. The Borrower and each of its Subsidiaries shall permit any representatives designated by the Agent or any Lender to visit and inspect its properties, to examine and make extracts from its books and records, to conduct audits, physical counts, valuations, appraisals or examinations and verifications (whether by internal commercial finance examiners or independent auditors) of all Collateral and the Borrower and each of its Subsidiaries, and to discuss its affairs, finances and condition with its officers and independent accountants at any reasonable times and as frequently as the Agent deems appropriate; PROVIDED that, so long as no Default has occurred and is continuing, (x) all such visits shall be on reasonable prior notice, at reasonable times during regular business hours and (y) the Agent shall not conduct commercial finance examinations more than once in any 180 day period; and PROVIDED further that after the occurrence and during the continuance of any Default, the Agent and the Lenders may visit at any reasonable times. The Borrower shall reimburse the Agent and the Lenders for all examination and inspections costs, internal costs at the Agent's customary rates in effect from time to time, plus all out-of-pocket expenses incurred in connection with such audits, physical counts, valuations, appraisals or examinations. Each of the Credit Parties authorizes the Agent and, if accompanied by the Agent, the Lenders to communicate directly with such Credit Party's independent certified public accountants and authorizes such accountants to disclose to the Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letters with respect to the business, financial condition and other affairs of the Borrower or any of its Subsidiaries. At the request of the Agent, each Credit Party shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 7.6. The Credit Parties, in consultation with the Agent, will arrange for a meeting to be held at least once every year (and after the occurrence and during the continuance of a Default, more frequently, if requested by the Agent or the Required Lenders) with the Lenders and the Agent hereunder at which the business and operations of the Credit Parties are discussed. The Credit Parties will permit independent appraisers and environmental consultants selected by the Agent to visit the properties of the Credit Parties and perform appraisals and examinations of the machinery, equipment and Real Property Assets of the Credit Parties at such times and with such frequencies as the Agent shall reasonably request, PROVIDED that, so long as no Default has occurred and is continuing, the Agent shall not request that the equipment or Real Property Assets of the Credit Parties be appraised or examined by independent appraisers or environmental consultants more frequently than once every year, commencing on the first anniversary of the Closing Date and PROVIDED further that, such appraisals shall only include inventory if the inclusion of the inventory of any Credit Party in the Domestic Borrowing Base or in the Canadian Borrowing Base, at any time in the one year


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period prior to such  appraisal,  was necessary in order than the Borrower would be in compliance with the borrowing limitations contained in Section 2.1. The Borrower shall reimburse the Agent and the Lenders for all fees, costs and expenses charged by such independent appraisers and environmental consultants for each such appraisal and examination.

         7.7. FISCAL YEAR. To enable the ready and consistent determination of compliance with the covenants set forth in Section 8.10 hereof, the Borrower and each of its Subsidiaries shall maintain their current fiscal year and current method of determining the last day of the first three fiscal quarters in each fiscal year.

         7.8. COMPLIANCE WITH LAWS. The Borrower and each of its Subsidiaries shall comply in all material respects with (i) all permits, licenses and authorizations, including, without limitation, environmental permits, licenses and authorizations, issued by a Governmental Authority, (ii) all laws, rules, regulations and orders including, without limitation, Environmental Laws, of any Governmental Authority and (iii) all contractual obligations, in each case applicable to it or its property.

         7.9. USE OF  PROCEEDS.  The proceeds of the Loans will be used only for
(i) the refinancing and repayment of Existing Indebtedness and of Indebtedness in respect of the Senior Note Documents, (ii) fees and expenses incurred in connection with the transactions contemplated by this Agreement and (iii) for general corporate and working capital purposes of the Credit Parties. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

         7.10. CERTAIN OBLIGATIONS RESPECTING SUBSIDIARIES. Each Credit Party will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that the percentage of the issued and outstanding shares of Capital Stock of any class or character owned by it in any of its Subsidiaries on the Closing Date is not at any time decreased, other than by reason of transfers to another Credit Party.

         7.11. ERISA. The Credit Parties (a) will maintain, and cause each ERISA Affiliate to maintain, each Plan in material compliance with the provisions of such Plan and all applicable requirements of ERISA and of the Code and with all applicable rulings and regulations issued under the provisions of ERISA and of the Code and (b) will not and, to the extent authorized, will not permit any of the ERISA Affiliates to (i) engage in any transaction with respect to any Plan which would subject any Credit Party to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) fail to make full payment when due of all amounts which, under the provisions of any Plan, any Credit Party or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Pension Plan or (iii) fail to make any payments to any Multiemployer Plan that any Credit Party or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.


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         7.12.  ENVIRONMENTAL MATTERS; REPORTING AND ASSESSMENTS.

                  (a) The Credit Parties will observe and comply in all material respects with, and cause each of their Subsidiaries to observe and comply in all material respects with, all Environmental Laws and all permits and authorizations issued by any Governmental Authority under Environmental Law (collectively, "ENVIRONMENTAL PERMITS"). The Credit Parties will give the Agent prompt written notice of (a) any presence, Release or threat of Release of any Hazardous Materials at or from any Real Property Asset, (b) any actual or alleged violation as to any Environmental Law or Environmental Permit by any Credit Party, (c) the commencement of any Environmental Action or Remedial Action or other communication to it or of which it has knowledge, or with the exercise of due diligence, should have had knowledge regarding the presence or suspected presence of any Hazardous Material at, on about, under, within or in connection with any Real Property Asset or any migration thereof from or to such Real Property Asset, (d) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of any Real Property Asset that could cause such Real Property Asset or any part thereof to be subject to any restrictions on ownership, occupancy, transferability, or use, or subject the owner or any Person having any interest in such Real Property Asset to any liability, penalty, or disability under any Environmental Law, and (e) the receipt of any notice or discovery of any information regarding any actual, alleged, or potential Release, disposal or any other presence or existence of any Hazardous Material at, on, about, under, within, near or in connection with any Real Property Asset; in each case, which
         (x) would have a material adverse effect on any Environmental Permits held by any Credit Party, (y) will, or is likely to, have a Material Adverse Effect, or (z) will require a material expenditure by such Credit Party to cure such alleged problem or violation.

                  (b) The Agent may, from time to time, in its reasonable discretion, obtain one or more environmental assessments or audits of any Real Property Asset prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (a) whether any Hazardous Materials are present in the soil, sediment, air or water at such Real Property Asset and (b) whether the use and operation of such Real Property Asset complies with all Environmental Laws; PROVIDED that, so long as no Default has occurred and is continuing, the Agent shall not request any such environmental assessments or audits of any Real Property Asset more frequently than once every other year. Environmental assessments may include, without limitation, detailed visual inspections of such Real Property Asset, including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. Subject to
         Section 7.6 all such environmental assessments shall be conducted and made at the sole expense of the Borrower.

         7.13.  MATTERS RELATING TO ADDITIONAL REAL PROPERTY COLLATERAL.


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                  (a) In the event that any Credit  Party  acquires any Material
         Owned Property after the Closing Date that the Agent determines is an Additional Mortgaged Property or in the event that the Agent determines that any Real Property Asset existing on the Closing Date has become an Additional Mortgaged Property after the Closing Date, the Borrower shall deliver to the Agent, as soon as practicable after the Agent has notified the Borrower that such Real Property Asset is an Additional Mortgaged Property, fully executed and notarized Mortgages ("ADDITIONAL MORTGAGES"), in proper form for recording in all appropriate places in
         all  applicable   jurisdictions,   encumbering   the  interest  of  the
         applicable Credit Party in such Additional Mortgaged Property, together with mortgagee title insurance policies or commitments therefor, and copies of all surveys, deeds, title exception documents, flood hazard certificates and other documents as the Agent may reasonably require, together with copies of all deeds with respect to such Additional Mortgaged Property.

                  (b) In the event that any Credit Party enters into any lease with respect to any Material Leasehold Property after the Closing Date, the Borrower shall deliver to the Agent copies of the lease, and all amendments thereto, between the Credit Party and the landlord or tenant, together with a Landlord's Waiver and Consent with respect thereto and where required by the terms of any such lease, the consent of the mortgagee, ground lessor or other party.

                  (c) If requested by the Agent, the Credit Parties shall permit an independent real estate appraiser satisfactory to the Agent, upon reasonable notice, to visit and inspect any Additional Mortgaged Property for the purpose of preparing an appraisal of such Additional Mortgaged Property satisfying the requirements of all applicable laws and regulations (in each case to the extent required under such laws and regulations as determined by the Agent in its sole discretion).

         7.14. CASH DEPOSITS/BANK ACCOUNTS. The Credit Parties shall take all actions necessary to maintain, preserve and protect the rights and interests of the Agent with respect to all cash deposits of the Credit Parties and all other proceeds of Collateral and shall not, without the Agent's prior written consent, open any deposit or other bank account, or instruct any account debtor to make payment to any account other than to an established dominion account, Lockbox Account or other Controlled Account under the Agent's control; PROVIDED that so long as no Default or Event of Default shall have occurred and be continuing, the Credit Parties shall be permitted to maintain (i) payroll accounts and other accounts not subject to the Agent's control so long as the aggregate amount of funds on deposit in all such payroll accounts does not materially exceed estimated payroll for the next payroll period, and (ii) local bank accounts not subject to the Agent's control so long as (x) the aggregate amount of funds on deposit in all such local bank accounts does not exceed $500,000, and (y) the aggregate amount of funds on deposit in any such local bank account does not exceed $50,000.


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         7.15.  NEW  GUARANTORS.  The Credit  Parties  will cause each  Domestic
Subsidiary created, acquired or otherwise existing on or after the Closing Date to immediately become a Guarantor and a Credit Party hereunder and shall execute and deliver, and cause such Domestic Subsidiary to execute and deliver, to the Agent, for the benefit of the Agent and the Lenders, all such Loan Documents and other documents, and take all such actions, and cause such Domestic Subsidiary to take all such actions, as may be required by the Agent in connection therewith.

         7.16. PUNCTUAL PAYMENT. The Credit Parties will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, all used fees, all letter of credit fees incurred hereunder, and all other amounts provided for in this Agreement and the other Loan Documents to which the Borrower or any of its Subsidiaries is a party, all in accordance with the terms of this Agreement and such other Loan Documents.

         7.17. FURTHER ASSURANCES. The Credit Parties will, and will cause each of their Subsidiaries to, take such action and execute, acknowledge and deliver, at their sole cost and expense, such agreements, instruments or other documents as the Agent may require from time to time in order (a) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (b) to subject to valid and perfected Liens any of the Collateral or any other property of any Credit Party and its Subsidiaries, (c) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and First Priority of the Liens intended to be created thereby, and
(d) to better assure, convey, grant, assign, transfer and confirm unto the Agent and each Lender the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document.

         7.18.  POST-CLOSING COVENANTS.

         (a) The Credit Parties will, within 20 days of the Closing Date, deliver to the Agent a pledge and security agreement, in form and substance satisfactory to the Agent, duly executed by certain of the Credit Parties, with respect to the pledge of the common stock of each of the following Subsidiaries of such Credit Parties:

                  (i) Societe d'Exploitation des Raccords Gautier;

                  (ii)  Univeyor  Electronic  A/S;

                  (iii) Columbus McKinnon de Mexico, S.A. de C.V.; and

                  (iv) Yale Industrial Products GmbH.


         (b) The Credit Parties will, within 20 days of the Closing Date, deliver to the Agent an opinion from each of the following counsel to such Credit Parties, in form and substance satisfactory to the Agent, as to such matters as the Agent may reasonably request:

                  (i) Stephen d'Errico, French counsel to Societe d'Exploitation des Raccords Gautier;


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                  (ii) Advokatfirmaet Borge Nielsen,  Danish counsel to Univeyor
         Electronic A/S;

                  (iii) Enrique Lumen, Mexican counsel to Columbus McKinnon De Mexico, S.A. de C.V.; and

                  (iv) Donahue & Partners LLP, German counsel to Yale Industrial Products GmbH.

         (c) The Credit Parties will, within 90 days of the Closing Date, take such actions as may be necessary to cause the Agent's lien on each titled motor vehicle (the fair market value of which is greater than $5,000) of such Credit Parties to be noted on all certificates of title with respect to such vehicle, including without limitation filing applications for new certificates of title with respect thereto.

         (d) The Credit Parties will, and will cause each of their Subsidiaries, within 14 days of the Closing Date, to consummate each of the transactions contemplated in Schedule 8.4(c) with respect to each of Spreckels Land Company, Inc., Spreckels Development Company, Inc., Spreckels Water Company, Inc. and Spreckels Consolidated Industries, Inc.


         7.19.    INTENTIONALLY OMITTED.

7.20.    INTENTIONALLY OMITTED.

         7.21. FINANCIAL REPORTING FOR FISCAL YEAR ENDED MARCH 31, 2003. The Borrower shall deliver to the Lenders and the Agent financial statements for the fiscal year ended March 31, 2003 which are substantially similar to the financial statements attached to Form 8-K filed with the U.S. Securities and Exchange Commission on May 20, 2003.

         7.22. SENIOR NOTE DOCUMENTS. The Credit Parties will not, and will not permit any of their Subsidiaries to, enter into, or be or become bound by, any Senior Note Document, or any amendment thereto, without the prior written consent of the Agent.

                                   ARTICLE 8.

                               NEGATIVE COVENANTS

         Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each Credit Party covenants and agrees with the Agent and the Lenders that:


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         8.1. INDEBTEDNESS. The Credit Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness created hereunder and under the Canadian Facility;

                  (b) Existing Indebtedness on the Closing Date which is set forth in SCHEDULE 8.1 and has been designated on such schedule as Indebtedness that will remain outstanding following the funding of the initial Loans, and any extension, renewal, refunding or replacement of any such Indebtedness; PROVIDED, however, that (i) such extension, renewal, refunding or replacement is pursuant to terms that are not less favorable to the Credit Parties and the Lenders than the terms of the Indebtedness being extended, renewed, refunded or replaced and (ii) after giving effect to such extension, renewal, refunding or replacement, the amount of such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, renewal, refunding or replacement;

                  (c) Intercompany loans among the Borrower and Credit Parties which are Guarantors; PROVIDED, that (i) the Investment corresponding to such Indebtedness is permitted pursuant Section 8.5 hereof, (ii) such intercompany loan is evidenced by a promissory note, (iii) such promissory note is pledged to the Agent pursuant to the terms hereunder, and (iv) there are no restrictions whatsoever on the ability of the applicable Credit Party to repay such loan;

                  (d) Guarantees permitted under section 8.3;

                  (e) Indebtedness of any Foreign Subsidiary of the Borrower (other than the Canadian Borrowers) in an aggregate amount for all such Indebtedness not to exceed the local currency equivalent (as determined by the Agent from time by reference to the Exchange Rate) of $20,000,000 in the aggregate at any one time outstanding; PROVIDED that
         (i) the proceeds of such Indebtedness are transferred to the Borrower and applied to the repayment of the Revolving Loans, (ii) such Indebtedness is incurred solely by such Foreign Subsidiary, (iii) such Indebtedness is either unsecured or secured only by the assets of such Foreign Subsidiary, and (iv) no guaranty or other credit support of any kind is provided by any Person (including, without limitation, any Credit Party) of or for such Indebtedness or any holder thereof; and PROVIDED, further, that the Borrower shall notify the Agent in writing in advance prior to permitting any such Foreign Subsidiary to incur any Indebtedness under this Section 8.1(e); and

                  (f) Indebtedness of the Borrower in an aggregate principal amount not to exceed $125,000,000, evidenced by or incurred under the Senior Note Documents.


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


         8.2. LIENS. The Credit Parties will not, and will not permit any of their Subsidiaries to, create, incur, assume or permit to exist any Lien on any Property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except (the following being called "PERMITTED LIENS"):

                  (a)  Liens   created   hereunder  and  under  the  other  Loan
         Documents;

                  (b) any Lien on any property or asset of any Credit Party existing on the Closing Date and set forth in SCHEDULE 8.2 (excluding, however, following the making of the initial Loans hereunder, the Liens in favor of any Person other than the Agent securing Indebtedness not designated on said schedule as Indebtedness to remain outstanding following the funding of the initial Loans), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                  (c) Liens imposed by any Governmental Authority for Taxes, assessments or charges in respect of obligations not yet delinquent or in the case of Taxes and assessments on Properties other than Mortgaged Properties not exceeding $250,000 in the aggregate more than 90 days overdue which are being contested in good faith and by appropriate proceedings, so long as such contest operates to suspend the enforcement of compliance with and/or collection thereof, and so long as adequate reserves with respect thereto are maintained on the books of the applicable Credit Party in accordance with GAAP and which reserves shall be acceptable to the Agent;

                  (d) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens on Properties other than Mortgaged Properties, and vendors' Liens imposed by statute or common law not securing the repayment of Indebtedness, arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings, promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor, and so long as such contest operates to suspend the enforcement of compliance with and/or collection thereof, and Liens securing judgments (including, without limitation, pre-judgment attachments) the existence of which do not result in an Event of Default under Section 9.1(j) hereof;

                  (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation and pledges or deposits to secure the performance of bids, tenders, trade contracts (other than for borrowed money), leases (other than capital leases), utility purchase obligations, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;


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(f)      encumbrances on any Real Property Asset other than a Mortgaged Property consisting of easements, rights-of-way, zoning restrictions, easements, licenses, restrictions and other similar encumbrances incurred in the ordinary course of business, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not, in the aggregate, materially detract from the value of such Real Property Asset or materially interfere with the ordinary conduct of the business of any Credit Party;

                  (g) Liens consisting of bankers' liens and rights of setoff, in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings;

                  (h) the replacement, extension or renewal of any Lien permitted by clauses (b) and (g) of this Section 8.2 upon or in the same property theretofore subject thereto in connection with the replacement, extension or renewal (without increase in the amount or any change in any direct or contingent obligor) of the Indebtedness secured thereby; and

                  (i) second priority Liens on the Collateral in favor of the Senior Note Indenture Trustee under any of the Senior Note Documents which are subject to the Intercreditor Agreement and junior in priority to the Liens in favor of the Agent under the Loan Documents.

         8.3. CONTINGENT LIABILITIES. The Credit Parties will not, and will not permit any of their Subsidiaries to, Guarantee the Indebtedness or other obligations of any Person, or Guarantee the payment of dividends or other distributions upon the stock of, or the earnings of, any Person, except:

                  (a) endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

                  (b) Guarantees and letters of credit in effect on the Closing Date which are disclosed in SCHEDULE 8.1, and any replacements thereof in amounts not exceeding such Guarantees;

                  (c) obligations in respect of Letters of Credit; and

                  (d) guarantees issued pursuant to the terms of this Agreement and the Senior Note Documents.

         8.4.  FUNDAMENTAL CHANGES; ASSET SALES.

                  (a) The Credit Parties will not, and will not permit any of their Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), except that any Credit Party may, so long as no Default or Event of Default shall have occurred or be continuing or result therefrom, be merged or combined


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         with or into any  other  Credit  Party,  PROVIDED  that if such  merger involves the Borrower or a Guarantor, (x) the Borrower or such Guarantor shall be the surviving entity and (y) no Change of Control shall result therefrom. The Credit Parties will not form any Subsidiary without the prior written consent of the Agent. The Credit Parties will not acquire any business or property from, or Capital Stock of, or other equity interests in, or be a party to any acquisition of, any Person except for purchases of property to be used in the ordinary course of business, Investments permitted under Section 8.5 and Capital Expenditures.

                  (b) The Credit Parties will not, and will not permit any of their Subsidiaries to, convey, sell, lease, transfer or otherwise dispose (including any Disposition) of, in one transaction or a series of transactions, any part of their business or property, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests), except:

                           (i) obsolete property (including leasehold interests), tools or equipment no longer used or useful in their business, or worn out or in need of replacement and that are replaced with assets of reasonably equivalent value or utility or which are otherwise productive or useful in the conduct of such Credit Party's business;

                           (ii) any inventory or other property sold or disposed
                  of in the ordinary course of business and on ordinary business terms;

                           (iii) sales of property from a Credit Party to another Credit Party permitted pursuant to Section 8.7;

                           (iv) sales by the Borrower or any of its Subsidiaries
                  of assets listed on SCHEDULE 8.4(B) hereto in the aggregate amount for all such sales not to exceed $5,000,000 so long as
                  (A) no Default or Event of Default has occurred and is continuing or would result from the sale of any such asset,
                  (B) each such sale is on arm's-length terms for fair and reasonable consideration, (C) not less than 85% of the proceeds from any such sale is in the form of cash, (D) the Net Cash Payments received from each such sale are not less than, with respect to each such asset, the amount corresponding to such asset set forth on such SCHEDULE 8.4(B) and (E) the Net Cash Payments of each such sale are applied in accordance with Section 2.8;

                           (v) sales by the Borrower or any of its  Subsidiaries
                  of any other assets so long as (A) no Default or Event of Default has occurred and is continuing or would result from the sale of such asset, (B) such sale is on arm's-length terms for fair and reasonable consideration, (C) not less than 85% of the proceeds from such sale is in the form of cash, (D) the Net Cash Payments are applied in accordance with Section 2.8, and (E) the aggregate fair market value of all such assets sold during any calendar year does not exceed $500,000;


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                           (vi) sales by the Borrower or any of its Subsidiaries
                  of any Specified Assets so long as (A) no Default or Event of Default has occurred and is continuing or would result from the sale of such asset, (B) such sale is an arm's length transaction for fair and reasonable consideration, (C) not less than 85% of the sale proceeds from such sale is in the form of cash, (D) the terms and conditions of such sale shall have been disclosed to, and approved by, the Administrative Agent and (E) the Net Cash Payments of each such sale are applied in accordance with Section 2.8;

                           (vii) the sale by the Borrower of a parking lot located at 234 Fillmore Avenue, Tonawanda, New York, which parking lot is described in that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated November 21, 2002, by the Borrower to the Administrative Agent as "Parcel B", to J.W. Carney, Inc., so long as (A) no Default or Event of Default has occurred and is continuing or would result from the sale of such asset, (B) such sale is on arm's-length terms and is for a purchase price of not less than $38,500, less commission, legal and other closing expenses and (C) not less than 85% of the proceeds from such sale is in the form of cash;

                  (c) Notwithstanding anything to the contrary contained in this
         Section 8.4, so long as no Default or Event of Default shall have occurred or be continuing or would result therefrom, the Credit Parties shall be permitted to consummate the transactions described on SCHEDULE 8.4(C).

         8.5.  INVESTMENTS; HEDGING AGREEMENTS.

                  (a) The Credit Parties will not, and will not permit any of their Subsidiaries to, make or permit to remain outstanding any Investment, except:

                           (i) Investments consisting of Guarantees permitted by
                  Section 8.3;

                           (ii)   Investments   by  the   Borrower   and/or  its
                  Subsidiaries in the Borrower or any Guarantor;

                           (iii) Investments of the Borrower and/or its Subsidiaries in any of the Borrower's Subsidiaries which are not Domestic Subsidiaries; PROVIDED that the aggregate amount of such Investments made after the Closing Date does not exceed $1,000,000;

                           (iv) Investments existing on the Closing Date and described on SCHEDULE 8.5;

                           (v) Permitted Investments; and


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                           (vi) Checking and deposit accounts with banks used in
                  the ordinary course of business.

                  (b) The Credit Parties will not, and will not permit any of their Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business with the prior written consent of the Agent to hedge or mitigate risks to which the Credit Parties are exposed in the conduct of their business or the management of their liabilities.

         8.6. RESTRICTED JUNIOR PAYMENTS. The Credit Parties will not, and will not permit any of their Subsidiaries, to declare or make any Restricted Junior Payment at any time, other than:

                  (a) payments of dividends or management fees by a Subsidiary of the Borrower to the Borrower or another wholly-owned Subsidiary of the Borrower;

                  (b) payments of dividends and distributions payable solely in common stock of such Person;

                  (c)  so  long  as  no  Default  shall  have  occurred  and  be continuing and no Default shall be caused thereby, (i) regularly scheduled payments of interest (but not principal or premium) in respect of the Senior Subordinated Notes on the dates and in the amounts set forth in the applicable Subordinated Debt Documents and
         (ii) prepayments of principal in respect of the Senior Subordinated Notes, provided that such prepayments are Permitted Asset Sale Prepayments.

                  (d) payments with respect to any intercompany loan permitted under Section 8.1(c).

         8.7. TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this Agreement, the Credit Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly (a) make any Investment in an Affiliate;
(b) transfer, sell, lease, assign or otherwise dispose of any property to an Affiliate; (c) merge into or consolidate with an Affiliate, or purchase or acquire property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); PROVIDED that:

                           (i) any Affiliate who is an individual may serve as a
                  director, officer, employee or consultant of any Credit Party, receive reasonable compensation for his or her services in such capacity and benefit from Permitted Investments to the extent specified in clause (e) of the definition thereof;

                           (ii) the Credit  Parties  may engage in and  continue
                  the  transactions  with or for the benefit of Affiliates which


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

                  are  described  in SCHEDULE 8.7 or are referred to in Sections
                  8.5 or 8.6 (but only to the extent specified in such Sections); and

                           (iii) the Credit  Parties may engage in  transactions
                  with Affiliates in the ordinary course of business on terms which are no less favorable to the Credit Parties than those likely to be obtained in an arms' length transaction between a Credit Party and a non-affiliated third party.

         8.8. RESTRICTIVE AGREEMENTS; RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATION. The Credit Parties will not, and will not permit any of their Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement (other than this Agreement, the Senior
Note Indenture and the other Loan Documents) that prohibits, restricts or imposes any condition upon (a) the ability of any such Person to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of such Person to pay dividends or other distributions with respect to any shares of its Capital Stock or other equity interests or to make or repay loans or advances to any other Person or to Guarantee the Indebtedness of any other Person; PROVIDED that (i) the foregoing shall not apply to restrictions and conditions imposed by law, (ii) the foregoing shall not apply to restrictions and conditions existing on the Closing Date identified on SCHEDULE
8.8 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of stock or assets of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause
(a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, and (v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts (excluding license agreements) restricting the assignment thereof.

         8.9. SALE-LEASEBACK TRANSACTIONS. No Credit Party or any of its Subsidiaries will directly or indirectly, enter into any arrangements with any Person whereby such Person shall sell or transfer (or request another Person to purchase) any property, real, personal or mixed, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property from any Person.

         8.10.  CERTAIN FINANCIAL COVENANTS.
(a) CAPITAL EXPENDITURES. The Borrower will not make, or permit any of its Subsidiaries to make, Capital Expenditures during any Reference Period ending during any fiscal year set forth in the table below, that exceed, in the aggregate, the amounts set forth opposite such fiscal year:


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         ---------------------------------------------------- -----------------
                      FISCAL YEAR MAXIMUM AMOUNT
         ---------------------------------------------------- -----------------
                           2003 Fiscal Year                       $6,000,000
         ---------------------------------------------------- -----------------
                           2004 Fiscal Year                       $8,000,000
         ---------------------------------------------------- -----------------
           2005 Fiscal Year and each Fiscal Year thereafter      $10,000,000
         ---------------------------------------------------- -----------------

                  (b) MAXIMUM SENIOR LEVERAGE RATIO. The Borrower shall not permit the Senior Leverage Ratio for any Reference Period ending on the date set forth in the table below, to exceed the ratio set forth opposite such date in such table:

         ---------------------------------------------- ------------------------
                          PERIOD                                  RATIO
         ---------------------------------------------- ------------------------
             Closing Date through March 31, 2003              3.25 to 1.00
         ---------------------------------------------- ------------------------
                    June 30, 2003                             4.25 to 1.00
         ---------------------------------------------- ------------------------
          September 30, 2003 through March 31, 2004           4.65 to 1.00
         ---------------------------------------------- ------------------------
          June 30, 2004 through September 30, 2004            4.25 to 1.00
         ---------------------------------------------- ------------------------
          December 31, 2004 through March 31, 2005            4.00 to 1.00
         ---------------------------------------------- ------------------------
               June 30, 2005 and each fiscal
                 quarter ending thereafter                    3.75 to 1.00
         ---------------------------------------------- ------------------------

                  (c) FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit the Fixed Charge Coverage Ratio for any Reference Period to be less than 1.00 to 1.00.

                  (d) MINIMUM NET WORTH. The Borrower shall not permit Net Worth at any time during a period set forth in the table below, to be less than the amounts set forth opposite such date in such table:

         -------------------------------------------- -------------------------
                              PERIOD                      MINIMUM AMOUNT
         -------------------------------------------- -------------------------
           Closing Date through March 31, 2004               $72,500,000
         -------------------------------------------- -------------------------
           June 30, 2004 through September 30, 2004          $74,500,000
         -------------------------------------------- -------------------------
             December 31, 2004 and each fiscal
                 quarter ending thereafter                   $76,500,000
         -------------------------------------------- -------------------------


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

                  (e) MINIMUM EBITDA OF THE U.S. CREDIT PARTIES. The Borrower shall not permit the EBITDA attributable to the U.S. Credit Parties, for any Reference Period to be less than $25,000,000.

         8.11. LINES OF BUSINESS. The Borrower will not, and will not permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than (i) the types of businesses engaged in by them as of the Closing Date and businesses substantially related thereto, and (ii) such other lines of business as may be consented to by the Required Lenders and the Agent.

         8.12. OTHER INDEBTEDNESS. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of any Senior Notes or any Senior Subordinated Notes, except to the extent permitted by Section 8.6.

         8.13. MODIFICATIONS OF CERTAIN DOCUMENTS; DESIGNATION OF SENIOR DEBT. The Borrower will not, and will not permit any of its Subsidiaries to, consent to any amendment or modification of or supplement to any of the provisions of any documents or agreements evidencing or governing the Senior Subordinated Notes, any other Existing Indebtedness, or the Senior Notes. The Credit Parties will designate the Credit Agreement and the Obligations hereunder as "Designated Senior Debt" under the Senior Subordinated Note Indenture, and will not designate any other Indebtedness other than the Senior Notes as "Designated Senior Debt" under the Senior Subordinated Note Indenture.

         8.14.  INTENTIONALLY OMITTED.

         8.15.  COLUMBUS  MCKINNON FINANCE  CORPORATION.  Except as set forth in
Section 5.24 the Borrower and each of its Subsidiaries will not permit Columbus McKinnon Finance Corporation to own any asset, incur any liabilities or engage in any business or activity. The Borrower will not permit Columbus McKinnon Limited to make, or Columbus McKinnon Finance Corporation to receive, any payment in respect of that certain intercompany promissory note issued by Columbus McKinnon Limited and made to Columbus McKinnon Finance Corporation in the aggregate face amount of C$3,750,000, other than a payment made substantially contemporaneously with either (a) the amalgamation of Columbus McKinnon Finance Corporation into a Credit Party or (b) the liquidation of Columbus McKinnon Finance Corporation and the distribution of all of its assets to a Credit Party.


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


                                   ARTICLE 9.

                                EVENTS OF DEFAULT

         9.1. EVENTS OF DEFAULT. The occurrence of any of the following events shall be deemed to constitute an "EVENT OF DEFAULT" hereunder:

                  (a) the Credit Parties shall fail to pay to the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or the Lenders, any principal of or interest on any Loan or any Reimbursement Obligation in respect of any LC Disbursement or any other Obligation of the Credit Parties to the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or the Lenders when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration of such due or prepayment date, or otherwise;

                  (b) any representation or warranty made or deemed made by or on behalf of any Credit Party or any of its Subsidiaries in connection with this Agreement, any of the other Loan Documents or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement, any of the other Loan Documents or any amendment or modification hereof or thereof, shall prove to have been incorrect in any material respect when made or deemed made;

                  (c) the Credit Parties (i) shall fail to observe or perform any covenant, condition or agreement contained in Sections 7.1, 7.2, 7.5, 7.6, 7.9, 7.10, 7.12, 7.14, 7.15, 7.16, 7.20, 7.22 or in Article 8
         (it being expressly acknowledged and agreed that any Event of Default resulting from the failure of the Credit Parties at any measurement date to satisfy any financial covenant set forth in Section 8.10 shall not be deemed to be "cured" or remedied by the Credit Parties' satisfaction of such financial covenant at any subsequent measurement date) or (ii) shall fail to observe or perform any other covenant, condition or agreement contained in Sections 7.3, 7.4, 7.7, 7.8, 7.11, 7.13, or 7.17, and such failure described in this clause (ii) shall continue unremedied for a period of 10 days after the earlier of (x) the date on which any officer of any Credit Party knows or should have known of such failure or (y) the date the Borrower receives notice thereof from the Agent;

                  (d) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clauses (a), (b) or (c) of this Section 9.1) or any other Loan Document, and such failure shall continue unremedied for a period of 20 days after the earlier of (x) the date on which any officer of any Credit Party knows or should have known of such failure or (y) the date the Borrower receives notice thereof from the Agent;

                  (e) the Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal, interest or otherwise and regardless of amount) in respect of any Material Indebtedness or any Material Rental Obligation, when and as the same shall become due and payable, after giving effect to any grace period with respect thereto;

                  (f) any event or condition occurs that results in (i) (A) any Material Indebtedness of the Borrower or any of its Subsidiaries becoming due prior to its scheduled maturity, (B) that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, or (C) requires the Borrower or any of its Subsidiaries to offer to repay, repurchase, redeem, or defease such Material Indebtedness, or (ii) the lease with respect to any Material Rental Obligation of the Borrower or any of its Subsidiaries being terminated prior to its scheduled expiration date or that enables or permits (with or without the giving of notice, the lapse of time or both) the counterparty to such lease to cause such lease to be terminated prior to its scheduled expiration date;

                  (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

                  (h) the Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

                  (i) the Borrower or any of its Subsidiaries shall become unable, admit in writing or fail generally to pay its debts as they become due;

                  (j) a final judgment or judgments for the payment of money (x) in excess of $1,000,000 in the aggregate (exclusive of judgment amounts fully covered by insurance where the insurer has admitted liability in


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

         respect of such judgment) or (y) in excess of $1,000,000 in the aggregate (regardless of insurance coverage), shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction over the Borrower or any of its Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), bonded, or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Borrower or relevant Subsidiary shall not, within said period of 90 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal;

                  (k) an ERISA Event shall have occurred that, in the reasonable opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect;

                  (l) there shall occur any Change of Control;

                  (m) any of the following shall occur: (i) the Liens created hereunder or under the other Loan Documents shall at any time (other than by reason of the Agent relinquishing such Lien) cease to constitute valid and perfected Liens on any Collateral with an aggregate fair market value in excess of $100,000 which is intended to be covered thereby; (ii) except for expiration in accordance with its respective terms, any Loan Document shall for whatever reason be terminated, or shall cease to be in full force and effect; or (iii) the enforceability of any Loan Document shall be contested by the Borrower or any of its Subsidiaries;

                  (n) there shall occur any loss theft, damage or destruction of any Collateral not fully covered (subject to such reasonable deductibles as the Agent shall have approved) by insurance which has or could reasonably be expected to have a Material Adverse Effect;

                  (o) any Guarantor shall assert that its obligations under any Loan Document shall be invalid or unenforceable;

                  (p) there shall occur any material adverse change (in the opinion of the Agent) on the businesses, operations, properties, conditions (financial or otherwise), assets, liabilities, income or prospects of the Borrower and its Subsidiaries; or

                  (q) the Canadian Lender shall make a drawing under the Canadian Letter of Credit;

                  (r) any Credit Party shall be liable for any Environmental Liabilities payment of which could reasonably be expected to have a Material Adverse Effect;

                  (s) any bank at which any deposit account, Controlled Account, or Lockbox Account of any Credit Party is maintained shall fail to comply with any of the terms of any deposit account agreement, Control Agreement, Lockbox Agreement or similar agreement to which such bank is a party or any securities intermediary, commodity intermediary or other financial institution at any time in custody, control or possession of any investment property of any Credit Party shall fail to comply with any of the terms of any investment property control agreement to which such Person is a party;

                  (t) any Credit Party is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting all or any material part of its business for more than fifteen (15) days;

                  (u) any cessation of a substantial part of the business of any Credit Party for a period which materially and adversely affects the ability of such Person to continue its business on a profitable basis;

                  (v) the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any Credit Party, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect;

                  (w) the indictment, or the threatened indictment of any Credit Party under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Credit Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture to any Governmental Authority of any material portion of the property of such Person; or

                  (x) a "Default" or an "Event of Default" shall have occurred under the Senior Note Indenture;

then, and in every such event (other than an event described in clause (g) or (h) of this Section 9.1), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) notify the Borrower that the outstanding principal of the Loans shall bear interest at the Post-Default Rate, and thereupon the outstanding principal of the Loans shall bear interest at the Post-Default Rate, (iii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other Obligations, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties, (iv) require that the Borrower deposit with the Agent cash collateral for all outstanding Letters of Credit, and (v) the Agent, the Issuing Lender, the Cash Management Bank and the Lenders may exercise all of the rights as secured party and mortgagee hereunder or under the other Loan Documents; and in case of any event with respect to the Credit Parties or any of its Subsidiaries described in clause (g) or (h) of this Section 9.1, the Commitments shall automatically terminate, the principal of the Loans then outstanding shall automatically bear interest at the Post-Default Rate, the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other Obligations shall automatically become due and payable, and the Borrower shall provide cash collateral in accordance with Section 2.4(h) without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties, and the Agent, the Issuing Lender, the Cash Management Bank and the Lenders shall be permitted to exercise such rights as secured party and mortgagee hereunder or under the other Loan Documents to the extent permitted by applicable law.

         9.2. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any Loan Document, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any Taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Required Lenders may determine; PROVIDED, however, that (i) distributions shall be made (A) PARI PASSU among Obligations with respect to fees payable to the Agent, the Issuing Lender and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders PRO RATA, and (ii) the Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and
         (d)Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

         9.3. RECEIVERSHIP. Without limiting the generality of the foregoing or limiting in any way the rights of the Agent or the Lenders hereunder or under the other Loan Documents or otherwise under applicable law, at any time after


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

(i) the entire principal balance of any Loan shall have become due and payable (whether at maturity, by acceleration or otherwise) and (ii) the Agent shall have provided to the Borrower not less than ten (10) days' prior written notice of its intention to apply for a receiver, the Agent shall be entitled to apply for and have a receiver appointed under state or federal law by a court of competent jurisdiction in any action taken by the Agent to enforce the Lenders' and the Agent's rights and remedies hereunder and under the other Loan Documents in order to manage, protect, preserve, sell and otherwise dispose of all or any portion of the Collateral and continue the operation of the business of the Credit Parties, and to collect all revenues and profits thereof and apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, and to the payment of the Loans and other fees and expenses due hereunder and under the Loan Documents as aforesaid until a sale or other disposition of such Collateral shall be finally made and consummated. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH CREDIT PARTY HEREBY IRREVOCABLY CONSENTS TO AND WAIVES ANY RIGHT TO OBJECT TO OR OTHERWISE CONTEST THE APPOINTMENT OF A RECEIVER AS PROVIDED ABOVE. EACH CREDIT PARTY (I) GRANTS
SUCH WAIVER AND CONSENT KNOWINGLY AFTER HAVING DISCUSSED THE IMPLICATIONS THEREOF WITH COUNSEL, (II) ACKNOWLEDGES THAT (A) THE UNCONTESTED RIGHT TO HAVE A RECEIVER APPOINTED FOR THE FOREGOING PURPOSES IS CONSIDERED ESSENTIAL BY AGENT IN CONNECTION WITH THE ENFORCEMENT OF THE LENDERS' AND THE AGENT'S RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS, AND (B) THE AVAILABILITY OF SUCH APPOINTMENT AS A REMEDY UNDER THE FOREGOING CIRCUMSTANCES WAS A MATERIAL FACTOR IN INDUCING THE LENDERS TO MAKE THE LOANS TO THE BORROWER; AND (III) AGREES TO ENTER INTO ANY AND ALL STIPULATIONS IN ANY LEGAL ACTIONS, OR AGREEMENTS OR OTHER INSTRUMENTS IN CONNECTION WITH THE FOREGOING AND TO COOPERATE FULLY WITH THE AGENT AND THE LENDERS IN CONNECTION WITH THE ASSUMPTION AND EXERCISE OF CONTROL BY THE RECEIVER OVER ALL OR ANY PORTION OF THE
COLLATERAL.  THE LENDERS AND AGENT  ACKNOWLEDGE  AND AGREE THAT  NOTHING IN THIS
SECTION 9.2 SHALL BE DEEMED TO CONSTITUTE A WAIVER OF THE RIGHT OF CREDIT PARTIES TO FILE FOR PROTECTION UNDER TITLE 11 OF THE UNITED STATES CODE AT ANY TIME.

                                   ARTICLE 10.

                                    THE AGENT

         10.1. APPOINTMENT AND AUTHORIZATION. Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.Without limiting the generality of the foregoing, each of the Lenders and the Issuing Lender hereby (a) authorizes the Agent to enter into the Intercreditor Agreement on its behalf and consents and agrees to be bound by the


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terms therein,  (b) authorizes the Agent to release,  from time to time, certain of the Collateral in connection with any sale or other disposition of assets permitted hereunder, and (c) authorizes the Agent to take such actions at any time to enforce such Lender's rights hereunder and under the other Loan Documents. The Agent shall be the "representative" of the Lenders for purposes of its designation as a secured party on all security filings.

         10.2. AGENT'S RIGHTS AS LENDER. The Lender or other financial institution serving as the Agent or the Issuing Lender hereunder shall have the same rights and powers in its capacity as a Lender hereunder as any other Lender and may exercise the same as though it were not the Agent or the Issuing Lender, and such institution and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Credit Party or any of its Subsidiaries or other Affiliate thereof as if it were not the Agent or the Issuing Lender hereunder.

         10.3. DUTIES AS EXPRESSLY STATED. Neither the Agent nor the Issuing Lender shall have any duties or obligations except those expressly set forth in this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, (a) neither the Agent nor the Issuing Lender shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither the Agent nor the Issuing Lender shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by this Agreement and the other Loan Documents that the Agent or Issuing Lender is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as is required hereunder with respect to such action), and (c) except as expressly set forth herein and in the other Loan Documents, neither the Agent nor the Issuing Lender shall have any duty to disclose, or shall be liable for the failure to disclose, any information relating to any Credit Party or any of their respective Subsidiaries that is communicated to or obtained by the financial institution serving as the Agent or the Issuing Lender or any of its Affiliates or Approved Funds in any capacity. Neither the Agent nor the Issuing Lender shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as is required hereunder with respect to such action) or all of the Lenders if expressly required, or in the absence of its own gross negligence or willful misconduct. Neither the Agent nor the Issuing Lender shall be deemed to have knowledge of any Default other than a Default of the types specified in Section 9.1(a) unless and until written notice thereof is given to the Agent or the Issuing Lender by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in, or in connection with, this Agreement or the other Loan Documents, (ii) the contents of any certificate, report or other document delivered hereunder or under any of the other Loan Documents or in connection herewith of therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, the other Loan Documents or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article 6 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agent


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or the Issuing Lender. Neither the Agent nor the Issuing Lender shall, except to the extent the Agent expressly instructed by the Required Lenders with respect to collateral security hereunder and under the other Loan Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document; PROVIDED, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law.

         10.4. RELIANCE BY AGENT. The Agent and the Issuing Lender shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent and the Issuing Lender also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent and the Issuing Lender may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agent and the Issuing Lender shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action (it being understood that this provision shall not release the Agent from performing any action with respect to the Borrower expressly required to be performed by it pursuant to the terms hereof) under this Agreement. The Agent and the Issuing Lender shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         10.5. ACTION THROUGH SUB-AGENTS. The Agent and the Issuing Lender may perform any and all of its duties, and exercise its rights and powers, by or through any one or more sub-agents appointed by the Agent or the Issuing Lender. The Agent and the Issuing Lender and any such sub-agent may perform any and all its duties and exercise its rights and powers through its Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and the Issuing Lender and any such sub-agent, and shall apply to its activities in connection with the syndication of the credit facilities provided for herein as well as activities of the Agent or the Issuing Lender.

         10.6. RESIGNATION OF AGENT AND APPOINTMENT OF SUCCESSOR AGENT. Subject to the appointment and acceptance of a successor Agent, as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Lender and the Credit Parties. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Credit Parties, to


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appoint a successor  Agent.  If no successor  shall have been so  appointed  and shall have accepted such appointment within 30 days after such retiring Agent gives notice of its resignation, then such retiring Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Agent, which shall be a bank with an office in Boston, Massachusetts or New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder, by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent's resignation hereunder, the provisions of this Article and Section 11.3 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

         10.7. LENDERS' INDEPENDENT DECISIONS. Each Lender acknowledges that it has, independently and without reliance upon the Agent, the Issuing Lender or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, the Issuing Lender or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement and the other Loan Documents, any related agreement or any document furnished hereunder or thereunder. Except as explicitly provided herein, neither the Agent nor the Issuing Lender has any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter. Neither the Agent nor the Issuing Lender shall be deemed a trustee or other fiduciary on behalf of any party.

         10.8. INDEMNIFICATION. Each Lender agrees to indemnify and hold harmless the Agent and the Issuing Lender (to the extent not reimbursed under Section 11.3, but without limiting the obligations of the Borrower under Section 11.3), ratably in accordance with the aggregate principal amount of the respective Commitments of and/or Loans and Total LC Exposure held by the Lenders (or, if all of the Commitments shall have been terminated or expired, ratably in accordance with the aggregate outstanding amount of the Loans and Total LC Exposure held by the Lenders), for any and all liabilities (including pursuant to any Environmental Law), obligations, losses, damages, penalties, actions, judgments, deficiencies, suits, costs, expenses (including the fees and expenses of attorneys, consultants, appraisers, examiners, and other professionals engaged by the Agent in connection with this Agreement and/or the administration of the credit facilities contemplated hereby) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent or the Issuing Lender (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any


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Loan Document or any other documents  contemplated by or referred to therein for any action taken or omitted to be taken by the Agent or the Issuing Lender under or in respect of any of the Loan Documents or other such documents or the transactions contemplated thereby (including the costs and expenses that the Borrower is obligated to pay under Section 11.3) or the enforcement of any of the terms hereof or thereof or of any such other documents; PROVIDED HOWEVER, that no Lender shall be liable for any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the party to be indemnified. The agreements set forth in this Section 10.8 shall survive the payment of all Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Loan Document.

         10.9. CONSENTS UNDER OTHER LOAN DOCUMENTS. Except as otherwise provided in this Agreement and the other Loan Documents, the Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the other Loan Documents.

         10.10. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails to make available to the Agent its pro rata share of any Loan or to purchase any participation in any Letter of Credit as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Credit Parties, whether on account of outstanding Loans, unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         10.11. ELECTRONIC COMMUNICATIONS. The Credit Parties hereby authorize and request the Agent, the Cash Management Bank, the Canadian Lender, the Issuing Lender or any of their Affiliates to act on instructions given by telephone, telegraph, telefax, cable, wireless, telex, telecopy, electronic mail or other similar electronic means of communication (collectively, "ELECTRONIC COMMUNICATIONS") from an authorized representative of such Credit Party, including but not limited to instructions relating to the issuance and processing of letters of credit and collection transactions and other similar trade finance products, the execution of foreign exchange contracts and the directing the payment of moneys and transfers, deposits or withdrawals of funds, coins, precious metals, securities and other valuable assets from or to any


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account  maintained by the Agent, the Cash Management Bank, the Canadian Lender,
the Issuing Lender or such Affiliate as contemplated under this Agreement on behalf of such Credit Party. Each Credit Party further authorizes and directs the Agent, Cash Management Bank, Canadian Lender, Issuing Lender or any of their Affiliates to respond to any inquiry made through any of the Electronic Communications relating to the status of any account maintained by the Agent, the Cash Management Bank, the Canadian Lender, the Issuing Lender or such Affiliate as contemplated under this Agreement. Each of the Agent, the Cash Management Bank, the Canadian Lender, the Issuing Lender or any of their Affiliates, any branch or agency thereof and its respective directors, officers and employees shall not be liable for any error, delay, damage, claim or other loss, expense or cost arising out of any instruction given by Electronic
Communications.   All  such  risks  are  assumed  by  the  Credit  Parties.  All instructions sent by telex shall contain the Credit Parties' answerback. The certifications, authorizations, directions and any restrictions contained herein will continue until the Agent, the Cash Management Bank, the Canadian Lender or the Issuing Lender actually receive written notice of any change or revocation. The Agent, the Cash Management Bank, the Canadian Lender and the Issuing Lender shall have the right to refuse any instructions through any of above-mentioned Electronic communications, in its/their discretion.

                                   ARTICLE 11.

                                  MISCELLANEOUS

         11.1. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone or in a manner set forth in Section 10.11, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telephonic facsimile (fax), as follows:

                  (a) if to any Credit Party, to Columbus McKinnon Corporation, 140 John James Audubon Parkway, Amherst, New York 14228, Attention:
         Robert L.  Montgomery,  Jr.,  Executive Vice  President,  Telephone no.
         (716) 689-5405 and Fax no. (716) 689-5598 with a copy to Phillips Lytle LLP, 3400 HSBC Center, Buffalo, New York 14203-2887, Attention: Raymond
         H.  Seitz,  Esq.,  Telephone  No.:  (716)  847-7065  and Fax no.  (716)
         852-6100;

                  (b) if to the Agent, to Fleet Capital Corporation, One Federal Street, Mail Stop MA DE 10307X, Boston, Massachusetts 02110, Attention:
         Daniel P. Corcoran, Jr. Telephone no. (617) 654-1163 and Fax no. (617) 654-1167, with a copy to Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, Attention: Matthew F. Furlong, Telephone no. (617) 951-8904 and Fax no. (617) 951-8736;

                  (c) if to any Lender (including Fleet in its capacity as the Issuing Lender), to it at its address (or fax number) set forth on
         Schedule 2.1; and


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                  (d) if to the Senior Note Indenture Trustee, as required under the Intercreditor Agreement, at U.S. Bank Trust National Association, Corporate Trust Services, 100 Wall Street, 16th Floor, New York, New York, 10005, Attention: Cheryl Clarke, Telephone no. (212) 361-6159.

Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         11.2.  WAIVERS; AMENDMENTS.

                  (a) No failure or delay by the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or the Lenders in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Lender, the Cash Management Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party or Subsidiary therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 11.2, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Lender may have had notice or knowledge of such Default at the time.

                  (b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Agent with the written consent of the Required Lenders and the Agent; PROVIDED that no such agreement shall:.

                           (i) increase the Commitment of any Lender without the
                  written consent of such Lender and the Agent;

                           (ii) reduce the principal amount of any Loan or Reimbursement Obligation or reduce the rate of interest thereon (other than the decision not to charge, or to cease to charge, Post-Default Interest), or reduce any fees payable hereunder, without the written consent of each Lender affected thereby;

                           (iii) postpone the scheduled date of payment of the principal amount of any Loan or Reimbursement Obligation


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                  (which  excludes  mandatory  prepayments of the Loans required under Section 2.8(b)), or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, change the maturity date of any Loan, or postpone the scheduled date of expiration of any Commitment, or extend the ultimate expiration date of any Letter of Credit beyond the Maturity Date, without the written consent of each Lender affected thereby;

                           (iv) change  subsection 2.8(c) in a manner that would
                  alter the application of prepayments thereunder, or change subsections 2.7(c), (d) or (e) in a manner that would alter the pro rata sharing of payments required thereby, without in each case the written consent of each Lender;

                           (v) alter the rights or  obligations  of the Borrower
                  to prepay Loans (other than mandatory prepayments of Loans under subsection 2.8(b)) without the written consent of each Lender;

                           (vi)  change any of the  provisions  of this  Section
                  11.2 or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Document or make any determination or grant any consent hereunder or thereunder, without the written consent of each Lender;

                           (vii) release all or substantially all of the Guarantors from their obligations in respect of its Guarantee under Article 3 or release all or substantially all of the Collateral (or terminate any Lien with respect thereto), except as expressly permitted in this Agreement, without the written consent of each Lender;

                           (viii)   waive  any  of  the   conditions   precedent
                  specified in Section 6.1 without the written consent of each Lender and the Agent;

                           (x) subordinate the Loans to any other Indebtedness;

                           (xi) increase the  percentage  of Eligible  Accounts,
                  Eligible Inventory or Appraised Value of the Canadian Real Property (as applicable) in the calculation of the Canadian Borrowing Base or the Domestic Borrowing Base, without the written consent of each Lender; or

                           (xii) amend the  definitions  of "Domestic  Borrowing
                  Base" or "Canadian Borrowing Base" or of any definition of any component thereof, such that more credit would be available to the Borrower or the Canadian Borrowers, based on the same assets, as would have been available to the Borrower or the Canadian Borrowers immediately prior to such amendment, it being understood, however, that: the foregoing shall not (A) limit the adjustment by the Agent of any reserve in the


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                  Agent's  administration of the Loans as otherwise permitted by this Agreement or (B) prevent the Agent, in its administration of the Loans, from restoring any component of Domestic Borrowing Base or Canadian Borrowing Base or Term Loan Borrowing Base which had been lowered by the Agent back to the value of such component, as stated in this Agreement or to an intermediate value;

PROVIDED further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent or the Issuing Lender hereunder without the prior written consent of the Agent or the Issuing Lender, as the case may be.

         11.3.  EXPENSES; INDEMNITY: DAMAGE WAIVER.

                  (a) The Credit Parties  jointly and severally agree to pay, or reimburse the Agent or the Lenders, as applicable, for paying, (i) all reasonable out-of-pocket expenses incurred by the Agent and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel and any local counsel, in connection with the syndication of the credit facilities provided for herein, the preparation of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), or the administration or interpretation of the Loan Documents and other instruments mentioned herein (ii) all reasonable out-of-pocket expenses incurred by the Issuing Lender in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (iii) all out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or any Lender, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or any Lender, including the fees, costs, charges and disbursements of any counsel for the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or any Lender, in connection with (A) the enforcement or protection of their rights in connection with this Agreement and the other Loan Documents, including their rights under this Section 11.3, or in connection with the Loans made or Letters of Credit issued hereunder, including in connection with any workout, restructuring or negotiations in respect thereof, and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Agent's relationship with the Borrower or any of its Subsidiaries, (iv) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC and other collateral security searches, UCC and other collateral security filings, intellectual property searches, intellectual property filings or mortgage recordings, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Agent or the Cash Management Bank in
         establishing,   maintaining  or  handling  agency  accounts,  lock  box


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         accounts  and  other   accounts  for  the  collection  of  any  of  the
         Collateral, (vi) all Other Taxes levied by any Governmental Authority in respect of this Agreement or any of the other Loan Documents or any other document referred to herein or therein and all costs, expenses, Taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Loan Document or any other document referred to therein. The Agent shall be entitled to pay any of the foregoing fees and expenses by causing the debit of any account maintained by the Borrower or any of its Subsidiaries with the Agent, the Cash Management Bank, or any other institution with which the Agent shall have entered into an agency account agreement.

                  (b)  The  Credit  Parties   jointly  and  severally  agree  to
         indemnify the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE")
         against, and hold each Indemnitee harmless from, any and all Environmental Costs, losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee and settlement costs, incurred by or asserted against any Indemnitee of every nature and character arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, the other Loan Documents or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or any other transactions contemplated hereby or thereby (other than breaches by the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank or a Lender), (ii) any Loan or Letter of Credit or the actual or proposed use of the proceeds therefrom (including any refusal by the Issuing Lender to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or
         alleged  presence,   disposal,   escape,  seepage,  leakage,  spillage,
         discharge, emission, Release or threatened Release of Hazardous Materials on or from any property owned, leased or operated by any Credit Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Credit Party or any of its Subsidiaries (including, without limitation, remediation, removal, response, abatement, restoration, cleanup, legal, investigative, monitoring costs and related costs, the costs of removal, transportation and disposal of any and all Hazardous Materials from all or any portion of any Real Property Asset, costs required to take necessary precautions to protect against the release of Hazardous Materials at, on, in, about, under, within, near or in connection with the Real Property Assets in or into the air, soil, surface water, ground water, or soil vapor, any public domain, or any surrounding areas, and costs incurred to comply, in connection with all or any portion of the Real Property Assets, with all applicable laws with respect to Hazardous Materials), (iv) the reversal or withdrawal of any provisional credits granted by the Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with any


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         Credit Party or in connection  with the  provisional  honoring of funds transfers, checks or other items, (v) any action taken by such Indemnitee in accordance with instructions given to such Indemnitee by Electronic Communications, whether arising out of any investigation, litigation or proceeding brought by such Credit Party, by others on behalf of such Credit Party, by any third party or by any successors, or assigns such Credit Party and notwithstanding the fact that (A) the instructions received by such Indemnitee might have been unauthorized by such Credit Party or (B) such Indemnitee might have misinterpreted said instructions or made any other error, mistake or omission, absent
         gross  negligence  or  willful  misconduct,   or  (vi)  any  actual  or
         prospective claim (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), litigation, investigation, Environmental Actions or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, including any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any Credit Party comprised in the
         Collateral;   PROVIDED  that  such  indemnity  shall  not,  as  to  any
         Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) To the extent that the Credit Parties fail to pay any amount required to be paid by them to the Agent under paragraph (a) or
         (b) of this Section 11.3, each Lender severally agrees to pay to the Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount. To the extent that the Credit Parties fail to pay any amount required to be paid by them to the Issuing Lender under paragraph (a) or (b) of this Section 11.3, each Lender severally agrees to pay to the Issuing Lender such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount.

                  (d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, NONE OF THE CREDIT PARTIES SHALL ASSERT, AND EACH CREDIT PARTY HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF.

                  (e) All amounts due under this Section 11.3 shall be payable promptly after written demand therefor.


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                  (f) In the  event  that any  investigation,  site  monitoring, containment, clean-up, removal, transportation, disposal, restoration, reporting, or sampling with respect to Hazardous Materials or soil, water, tanks, drums or other materials which contain or contained
         Hazardous   Materials  (a  "REMEDIAL  WORK")  is  necessary  under  any applicable local, state or federal law or regulation, any judicial order, or by any governmental or non-governmental entity or Person because of, or in connection with, the current or future presence, suspected presence, release or suspected release or threat of release of Hazardous Materials in or into the air, soil, ground water, surface water or soil vapor at, on, about, under, within, near, from or in connection with any Real Property Asset (or any portion thereof), the Credit Parties shall promptly commence, or cause to be commenced, and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by licensed contractors qualified to perform such work under applicable federal, state and local law. All Environmental Costs related to such Remedial Work shall be paid by the Credit Parties including, without limitation, reasonable Environmental Costs incurred by any Indemnitee in connection with the monitoring or review of such Remedial Work by the Indemnitee or a third party engaged by Indemnitee. In the event the Credit Parties shall fail to promptly commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, the Agent may, but shall not be required to, cause such Remedial Work to be performed and all Environmental Costs shall become an Environmental Liability hereunder.

         11.4.  SUCCESSORS AND ASSIGNS.

                  (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Credit Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and the Agent (and any attempted assignment or transfer without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Agent, the Issuing Lender, the Canadian Lender, the Cash Management Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) Each Lender may at any time and from time to time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of the Revolving Credit Commitment and the Loans at the time owing to it); PROVIDED that for any assignment:

                           (i) except in the case of an  assignment  to a Lender
                  prior to such assignment or an Affiliate of such a Lender or an Approved Fund (in which case, the assignee and assignor Lenders shall give notice of the assignment to the Agent), the


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                  Borrower and the Agent (and,  in the case of an  assignment of all or a portion of a Commitment or any Lender's obligations in respect of its Total LC Exposure, the Issuing Lender) each must give its prior written consent to such assignment (which
                  consent  shall  not  be  unreasonably  withheld,   delayed  or
                  conditioned),

                           (ii) except in the case of an  assignment to a Lender
                  or an Affiliate or Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's aggregate Commitments, the aggregate amount of the Commitments of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 unless the Borrower and the Agent otherwise consent,

                           (iii) each Lender shall assign its  Revolving  Credit
                  Commitment, Revolving Loans, and Term Loan in the same proportions, such that after giving effect to such assignment, the Assignor's Applicable Percentage of the Revolving Credit Commitments and Revolving Loans shall be the same as the Assignor's Applicable Percentage of the outstanding Term Loan, and the Assignee's Applicable Percentage of the Revolving Credit Commitments and Revolving Loans shall be the same as the Assignee's Applicable Percentage of the outstanding Term Loan,

                           (iv) the parties to each assignment shall execute and
                  deliver to the Agent an Assignment and Acceptance, and, unless such assignment is to a Lender or its Affiliate or Approved Fund, shall pay a processing and recordation fee of $3,500, and

                           (v) the assignee,  if it shall not be a Lender, shall
                  deliver to the Agent an Administrative Questionnaire;

                  PROVIDED further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing or in the event of an assignment to an existing Lender.

                  (c) Upon acceptance and recording pursuant to paragraph (e) of this Section 11.4, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of


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         Sections 2.10,  2.11 and 11.3 and subsection  2.3(e)).  Notwithstanding anything therein to the contrary, no Approved Fund shall be entitled to receive any greater amount pursuant to Sections 2.10 and 2.11 and subsection 2.3(e) than the transferor Lender would have been entitled to receive in respect of the assignment effected by such transferor Lender had no assignment occurred. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with paragraph (b) of this Section 11.4 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (f) of this Section.

                  (d) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Boston, Massachusetts a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrower, the Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Lender and any Lender or the Agent, at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, together with each Note subject to such assignment, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 11.4 and any written consent to such assignment required by paragraph (b) of this Section 11.4, the Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes.


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                  (f) Any Lender  may,  without  the consent of or notice to the
         Borrower, the Agent or the Issuing Lender, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans owing to it); PROVIDED that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and
         (iii) the Borrower, the Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 11.2(b), or in Section 11.2(c), that affects such Participant. Subject to paragraph (g) of this Section 11.4, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.10 and 2.11 and subsection 2.3(e) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this
         Section 11.4.

                  (g) A Participant shall not be entitled to receive any greater payment under Section 2.10 or 2.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with subsection 2.11(e) as though it were a Lender.

                  (h) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; PROVIDED that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (i) Anything in this Section 11.4 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Credit Party or any of its Affiliates or Subsidiaries without the prior consent of each Lender and the Agent.

                  (j) A Lender may furnish any information concerning any Credit Party or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to and so long as the


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         recipient  agrees in writing to be bound by, the  provisions of Section
         11.13. In addition, the Agent may furnish any information concerning any Credit Party, any of its Subsidiaries, or any Affiliate in the Agent's possession to any Affiliate of the Agent, subject, however, to the provisions of Section 11.13. The Credit Parties shall assist any Lender in effectuating any assignment or participation pursuant to this
         Section 11.4 (including during syndication) in whatever manner such Lender reasonably deems necessary, including participation in meetings with prospective transferees.

                  (k) If any assignee Lender is an Affiliate of the Credit Parties, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 9.1, and the determination of the Required Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans or Reimbursement Obligations. If any Lender sells a participating interest in any of the Loans or Reimbursement Obligations to a Participant, and such Participant is any Credit Party or an Affiliate of such Credit Party, then such transferor Lender shall promptly notify the Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Agent pursuant to Section 9.1 to the extent that such participation is beneficially owned by any Credit Party or any Affiliate of such Credit Party, and the determination of the Required Lenders shall for all purposes of this Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans or Reimbursement Obligations to the extent of such participation.

                  (l) Notwithstanding anything to the contrary contained in this subsection 11.4, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time delivered by the Granting Lender to the Agent and the Credit Parties, the option to provide to such Credit Party all or any part of any Loan that such Granting Lender would otherwise be obligated to make to such Credit Party pursuant to this Agreement, PROVIDED that (i) nothing herein shall constitute a commitment to make any Loan by any SPC, (ii) the Granting Bank's obligations under this Agreement shall remain unchanged, (iii) the Granting Lender should retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement and (iv) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent,


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         and as if,  such Loan  were made by the  Granting  Lender.  Each  party hereto hereby agrees that no SPC shall be liable for any expense reimbursement, indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby
         agrees  (which   agreement   shall  survive  the  termination  of  this
         Agreement) that, prior to the date that is one year and one day after the later of (i) the payment in full of all outstanding senior indebtedness of any SPC and (ii) the Maturity Date, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the
         United   States  of  America  or  any  State   thereof.   In  addition,
         notwithstanding anything to the contrary contained in this subsection 11.4(l), any SPC may (i) with notice to, but (except as specified below) without the prior written consent of, any Credit Party or the Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Agent and, so long as no Default or Event of Default has occurred and is continuing, such Credit Party, which consents shall not be unreasonably withheld or delayed) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans (other than financial statements referred to in Sections 5.4 or 7.1) to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC. In no event shall any Credit Party be obligated to pay to an SPC that has made a Loan any greater amount than such Credit Party would have been obligated to pay under this Agreement if the Granting Lender had made such Loan. An amendment to this subsection 11.4(l) without the written consent of an SPC shall be ineffective insofar as it alters the rights and obligations of such SPC.

         11.5. SURVIVAL. All covenants, agreements, representations and warranties made by the Credit Parties and Subsidiaries herein and in the other Loan Documents, and in the certificates or other instruments delivered in connection with or pursuant to this Agreement and the other Loan Documents, shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Agent, the Issuing Lender or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect so long as the principal of or any accrued interest on any Loan or any fee or any other Obligation payable under this Agreement or the other Loan Documents is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.10, 2.11, 10.3, and 11.4 and subsection 2.3(e) shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or


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termination of the Letters of Credit and the  Commitments or the  termination of this Agreement or any other Loan Document or any provision hereof or thereof.

         11.6. COUNTERPARTS; INTEGRATION; REFERENCES TO AGREEMENT; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agent or its counsel constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Whenever there is a reference in any Loan Document or UCC Financing Statement to the "CREDIT AGREEMENT" to which the Agent, the Lenders and the Credit Parties are parties, such reference shall be deemed to be made to this Agreement among the parties hereto. Except as provided in Section 6.1, this Agreement shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

         11.7. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         11.8. RIGHT OF SETOFF. Each Credit Party hereby grants to the Agent, the Cash Management Bank and each Lender that from time to time maintains any deposit accounts, holds or controls any funds, collateral or property, or otherwise becomes indebted to the Credit Parties a security interest in all deposits (general or special, time or demand, provisional or final) and funds at any time held and other indebtedness at any time owing by the Agent, the Cash Management Bank or any Lender to or for the credit or the account of any Credit Party as security for the Obligations, and the Credit Parties hereby agree that if an Event of Default shall have occurred and be continuing, the Agent, the Cash Management Bank and each Lender are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) or other funds, securities or other property of the Credit Parties at any time held and other indebtedness at any time owing by the Agent, the Cash Management Bank or such Lender to or for the credit or the account of any Credit Party against any and all of the Obligations, irrespective of whether or not the Agent or the Lenders shall have made any demand under this Agreement and although any of the Obligations may be unmatured. The rights of the Agent, the Canadian Lender, the Cash Management Bank and each Lender under this Section 11.8 are in addition to any other rights and remedies (including other rights of setoff) which the

Agent, the Cash Management Bank or any such Lender may have. ANY AND ALL RIGHTS TO REQUIRE THE CASH MANAGEMENT BANK OR ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY CREDIT PARTY ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agree with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of any Credit Party to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and (b) if such Lender shall receive from any Credit Party, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against such Credit Party at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         11.9. SUBORDINATION BY CREDIT PARTIES. The Credit Parties hereby agree that all present and future Indebtedness of any Credit Party to another Credit Party ("INTERCOMPANY INDEBTEDNESS") shall be subordinate and junior in right of payment and priority to the Obligations, and each Credit Party agrees not to make, demand, accept or receive any payment in respect of any present or future Intercompany Indebtedness, including, without limitation, any payment received through the exercise of any right of setoff, counterclaim or cross claim, or any collateral therefor, unless and until such time as the Obligations shall have been indefeasibly paid in full; PROVIDED that, so long as no Default shall have occurred and be continuing and no Default shall be caused thereby, the Credit Parties may make and receive such payments as shall be customary in the ordinary course of the Credit Parties' business. If, notwithstanding the foregoing sentence, any Credit Party shall collect, enforce or receive any amounts in respect of such indebtedness while any Obligations are still outstanding, such amounts shall be collected, enforced and received by such Credit Party as trustee for the Lenders and the Agent and be paid over to the Agent, for the benefit of the Lenders and the Agent, on account of the Obligations, without affecting in any manner the liability of such Credit Party under the other


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

provisions of this Agreement. Without in any way limiting the foregoing, in the event of any insolvency or bankruptcy proceedings, or any receivership, liquidation, reorganization, dissolution or other similar proceedings relative to any Credit Party or to its businesses, properties or assets, the Lenders shall be entitled to receive payment in full of all of the Obligations, before any Credit Party shall be entitled to receive any payment in respect of any present or future Intercompany Indebtedness.

         11.10.  GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

                  (a) This Agreement shall be construed in accordance with and governed by the law of The Commonwealth of Massachusetts.

                  (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the courts of The Commonwealth of Massachusetts and of the United States District Court for the District of Massachusetts, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Massachusetts court (or, to the extent permitted by law, in such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Agent, the Issuing Lender, the Canadian Lender. the Cash Management Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Credit Party or any of its Subsidiaries or its properties in the courts of any jurisdiction.

                  (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section 11.10. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 11.1. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         11.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING

TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.11.

         11.12. HEADINGS AND DRAFTING. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

         11.13. CONFIDENTIALITY. Each Lender agrees to keep confidential information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with Lender's customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to such Lender's employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or Affiliates who are advised of the confidential nature of such information or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this
Section 11.13), (b) to the extent such information presently is or hereafter becomes available to such Lender on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law (including applicable securities law), regulation, subpoena or judicial order or process (PROVIDED that notice of such requirement or order shall be promptly furnished to the Borrower unless such notice is legally prohibited) or requested or required by bank, securities, insurance or investment company regulators or auditors or any administrative body or commission to whose jurisdiction such Lender may be subject, (d) to any rating agency to the extent required in connection with any rating to be assigned to such Lender, (e) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this
Section 11.13, (f) to the extent required in connection with any litigation between any Credit Party and any Lender with respect to the Loans or this Agreement and the other Loan Documents or (g) with the Borrower's prior written consent. Notwithstanding anything herein to the contrary, the Administrative Agent and each Lender (and any of their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, any information with respect to U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure.


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

                                   ARTICLE 12.

                        SECOND AMENDMENT AND RESTATEMENT

         12.1. THIS AGREEMENT SHALL BECOME EFFECTIVE UPON THE EXECUTION AND DELIVERY BY THE REPRESENTATIVE PARTIES HERETO.

         12.2. ADDITIONAL REPRESENTATIONS, RATIFICATIONS AND ACKNOWLEDGMENTS AS OF THE SECOND AMENDMENT AND RESTATEMENT EFFECTIVE DATE.

                  (a) As of the Second Amendment and Restatement Effective Date, each Credit Party represents and warrants to the Lenders, the Issuing Lender and the Agent, as to itself and each other Credit Party, that the representations and warranties contained in Section 5 herein are true and correct at and as of the date made and as of the Second Amendment and Restatement Effective Date, except to the extent (i) of changes resulting from transactions contemplated or permitted by this Agreement, as amended and restated herein, and the other Loan Documents, (ii) of changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, (iii) of changes disclosed to and approved by the Agent and/or the Lenders or
         (iv) that such representations and warranties relate expressly to an earlier date.

                  (b) As of the Second Amendment and Restatement Effective Date, the Credit Parties hereby ratify and confirm all of their Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Credit Parties hereby affirm their absolute and unconditional promise to pay to the Lenders all Obligations under this Agreement. Each Guarantor hereby acknowledges and consents to this Agreement, as amended and restated hereby, and agrees that its Guarantee remains in full force and effect, and each such Guarantor confirms and ratifies all of its Guarantee obligations under this Agreement and the other Loan Documents. The Credit Parties hereby confirm that the Obligations or Guarantee obligations under this Agreement, as the case may be, are and remain secured pursuant to this Agreement and the Collateral Documents and pursuant to all other instruments and documents executed and delivered by such Credit Party, as security for the Obligations or Guarantee obligations under this Agreement, as the case may be.

                  (c) The Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects as of the Second Amendment and Restatement Effective Date and shall continue in full force and effect.

         12.3. ADDITIONAL COVENANT AS OF THE SECOND AMENDMENT AND RESTATEMENT EFFECTIVE DATE.

                  The Borrower shall pay all fees and expenses of the Administrative Agent in connection with the preparation of this Agreement and the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel to the Administrative Agent.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                       BORROWER
                                       --------


                                       COLUMBUS MCKINNON CORPORATION

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Executive Vice President


                                       CANADIAN BORROWERS
                                       ------------------

                                       LARCO INDUSTRIAL SERVICES LTD

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Treasurer


                                       COLUMBUS MCKINNON LIMITED

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Assistant Treasurer


                                       GUARANTORS
                                       ----------

                                       YALE INDUSTRIAL PRODUCTS, INC.

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Treasurer


                                       CRANE EQUIPMENT & SERVICE, INC.

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Treasurer

                                       AUDUBON WEST, INC.

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Treasurer


                                       AUDUBON EUROPE S.A.R.L.

                                       By: /S/ Robert L. Montgomery
                                           -------------------------------
                                       Name:   Robert L. Montgomery
                                       Title:  Manager

                                       AGENT

                                       FLEET CAPITAL CORPORATION,
                                       as Administrative Agent

                                       By: /S/ Daniel P. Corcoran, Jr.
                                           -------------------------------
                                       Name:   Daniel P. Corcoran, Jr.
                                       Title:  Senior Vice President

                                       ISSUING LENDER

                                       FLEET NATIONAL BANK,
                                       as Issuing Lender

                                       By: /S/ Daniel P. Corcoran, Jr.
                                           -------------------------------
                                       Name:   Daniel P. Corcoran, Jr.
                                       Title:  Authorized Officer


                                       CASH MANAGEMENT BANK

                                       FLEET NATIONAL BANK,
                                       as Cash Management Bank

                                       By: /S/ Daniel P. Corcoran, Jr.
                                           -------------------------------
                                       Name:   Daniel P. Corcoran, Jr.
                                       Title:  Authorized Officer

                                       LENDER

                                       FLEET CAPITAL CORPORATION

                                       By: /S/ Daniel P. Corcoran, Jr.
                                           -------------------------------
                                       Name:   Daniel P. Corcoran, Jr.
                                       Title:  Senior Vice President

                                       LENDER

                                       CITIZENS BANK OF PENNSYLVANIA

                                       By: /S/ Don Cmar
                                           ----------------------------
                                       Name:   Don Cmar
                                       Title:  Vice President

                                       LENDER

                                       CONGRESS FINANCIAL CORPORATION (CENTRAL)


                                       By: /S/ Vicky Geist
                                           ----------------------------
                                       Name:   Vicky Geist
                                       Title:  Vice President

                                       LENDER

                                       MANUFACTURERS AND TRADERS TRUST COMPANY


                                       By: /S/ Jeffrey P. Kenefick
                                           ----------------------------
                                       Name:   Jeffrey P. Kenefick
                                       Title:  Vice President

                                       LENDER

                                       MERRILL LYNCH CAPITAL, A DIVISION OF
                                       MERRILL LYNCH BUSINESS FINANCIAL
                                       SERVICES INC.


                                       By: /S/ Nicola Richards
                                           ----------------------------
                                       Name:   Nicola Richards
                                       Title:  Assistant Vice President